As filed with the Securities and Exchange Commission on April 12, 2016

Registration No. 333-39157

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 26	☑

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 130	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Erica E. Carrig, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.
☑	on May 1, 2016 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
☐	on pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

NYLIAC Survivorship Variable Universal Life

Prospectus—May 1, 2016

A flexible premium life insurance contracts offered to individuals under

NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

or call our toll-free number: 1-800-598-2019

For submitting death claim forms only, you may also use:

Regular Mail	New York Life P.O. Box 130539 Dallas, TX 75313-0539

You must send subsequent premium payments and loan repayments to us at:

Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes individual flexible premium survivorship variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. These policies offer life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect. Series 1 policies were offered for sale prior to May 10, 2002 and Series 2 policies were offered for sale commencing in states where approved on May 10, 2002. Both Series 1 and Series 2 policies are no longer being offered. However, we will still accept additional premiums under existing policies. Unless otherwise indicated, all information in this prospectus applies to both series of policies.

If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

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The NYLIAC Survivorship Variable Universal Life Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of NYLIAC Survivorship Variable Universal Life (“SVUL”). Many benefits of SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

The policy provides permanent life insurance coverage on two insureds with a life insurance benefit payable when the last surviving insured dies. In addition this policy has the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable deductions and charges, are allocated to the Investment Divisions, the Fixed Account and the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

•	the charges we deduct.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time. See “Summary of Benefits and Risks—Risks—Risk of Lapse (especially on minimally funded policies).

Flexible Premiums

Policy premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification). As long as the Net Cash Value is sufficient to cover the policy’s monthly deduction charges, you can increase (within certain limits), decrease, or stop making payments to meet your changing needs. See “Definitions” for an explanation of Net Cash Value.

Liquidity Through Loans

SVUL allows you to access your policy’s Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy’s Cash Surrender Value.

Liquidity Through Withdrawals

You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy’s Cash Value, Net Cash Value and your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy’s minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Investment Division Options

This policy offers you a choice of 63 Investment Divisions, the Fixed Account and the DCA Plus Account. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Divisions, the Fixed Account, and/or the DCA Plus

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Account. You can transfer all or part of the Cash Value of your policy among Investment Divisions and the Fixed Account tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

Change the Amount of Coverage

With SVUL, while both insureds are alive, you may request an increase or decrease in the policy’s face amount within limits. In order to request a decrease of the policy’s Face Amount, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Changing the Face Amount of Your Policy.”) You may request an increase of the policy’s Face Amount by sending us your written application, signed by both, together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in a new surrender charge period, additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. Decreases in Face Amount can incur surrender charges.

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options. Series 1 policies offer two options; Series 2 policies offer three.

•	Option 1—a level benefit equal to your policy’s Face Amount.

•	Option 2—a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value.

•	Option 3 (Series 2 only)—a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium.

Automated Investment Features

The following administrative features are available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Rebalancing, Dollar Cost Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Charge” for details.

Dollar Cost Averaging Plus

At policy issue, you may elect Dollar Cost Averaging Plus (“DCA Plus Account”) which allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment during the first policy year is made.

Optional Riders

The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them. See “Additional Benefits through Riders and Options” for details.

Policyowner Support

As a policyowner, you have access to the VSC, a password-protected Internet website, the IVR, an automated 24-hour call-in service, toll-free telephone support through the VPSC, and your registered representative if you have questions about your SVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.

A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not

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guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy with a Net Cash Value just sufficient to cover monthly deductions and other charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Net Cash Value due to market fluctuation and other performance related risks. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the amount shown in your policy as the guaranteed maximum charges. Actual charges will never exceed the stated guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger the loan becomes relative to the policy’s Net Cash Value, the greater the risk that the policy’s remaining Net Cash Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will become part of the policy loan and will also accrue interest. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

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Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Charges for Policy Surrender/Decreases in Coverage

During the first fifteen years of the policy or within fifteen years after you increase the face amount, surrender charges may apply. SVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

Credit Risk

NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Cybersecurity Risks

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, transfer Cash Value between Investment Options, or exercise certain rider options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge imposed on Premium Payments paid up to the Target Premium	When premium payment is applied, up to younger Insured’s age 100	Guaranteed Maximum: 9%[1] of premium payments Current: 8%[2] of premium payments

Sales Expense Charge Imposed on Premium Payments paid over the Target Premium	When premium payment is applied, up to younger Insured’s age 100	Guaranteed Maximum: 6.5% of premium payments Current: 4%[3] of premium payments

Tax Charges:	When premium payment is applied, up to younger Insured’s age 100

All taxes may vary over time. Guaranteed Maximums are subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charge).

Charged as a percentage of premium payments

Guaranteed Maximum: subject to tax law changes

State Premium Tax Charge Federal Tax Charge		Current: 2%

• Non-Qualified Policy		Current: 1.25%

• Qualified Policy		None

Surrender Charge[4]	Surrender or lapse in first 15 years, or decrease in Face Amount in first 15 years	Current and Guaranteed Maximum: percentage based on the duration of coverage and on the younger Insured’s issue age multiplied by 20% of Target Premium[5]

• Surrender Charge After Face Amount Increase[4]	Surrender or lapse in first 15 years after an increase, or decrease in Face Amount in first 15 years after an increase	See “Surrender Charge,” above. The calculation for the additional Face Amount begins on the effective date of the increase

Additional Surrender Charges:
• Policy Surrender Charge During First Policy Year[5]	Surrender or lapse in first year	Guaranteed Maximum: $550[6]

Partial Withdrawal Charge	At time of partial withdrawal request	Current and Guaranteed Maximum: lesser of $25 or 2% of amount withdrawn In addition, if Face Amount is impacted, see “Surrender Charge,” above.[7]

Transfer Fees	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 transfers within a Policy Year Current: $0

Living Benefits Rider	When you exercise the benefit	$150 (one-time)

[1]	Guaranteed Sales Expense Charge for premiums paid up to the Target Premium is reduced to 6.5% in Policy Years 11 and beyond.
[2]	Current Sales Expense Charge for premiums paid up to the Target Premium is reduced to 4% in Policy Years 11 and beyond.
[3]	Current Sales Expense Charge for premiums paid over the Target Premium is reduced to 0% in Policy Years 11 and beyond.
[4]	We will not deduct a surrender charge if:
•	We cancel the policy (other than policy lapse);
•	We pay proceeds upon the death of the last surviving insured;
•	We pay a required Internal Revenue Service minimum distribution;
•	You exercise the Policy Split Option; or
•	The policy is out of the surrender charge period.
[5]

The Surrender Charge Premium on the Policy Data Page varies by gender, issue age, and classification of the insureds as Smoker or Non-Smoker. We will deduct a surrender charge that is equal to 20% of the Target Premium multiplied by a percentage that is based on the age of the younger Insured at the time the policy (or any Face Amount increase) is issued and the duration of that coverage from issue. For policies where the younger Insured is below age 85 at the time the policy (or any Face Amount increase) is issued, the percentage is equal to 100% in years 1-6, declining 10% each year until it equals 0% in Policy Year 16. For policies where the younger Insured is age 85 or above at the time the policy (or any Face Amount

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increase) is issued, the percentage is equal to 100% in years 1-4, declining 20% each year until it equals 0% in Policy Year 9. For a Face Amount decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge on the new decreased Face Amount.
[6]

The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 – monthly contract charge for subsequent Policy Years] x [Monthly Deduction Days between date of surrender/lapse and the earlier of the reinstatement date and the first anniversary of the Policy Date].

[7]	The partial withdrawal fee is applied only in the event of a partial withdrawal. It is not charged upon a full surrender of the policy.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted

Cost of Insurance Charge:[1]	Monthly to younger Insured’s age 100

Charge per $1000 of Net Amount at Risk[2]

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.00009

Representative Insured:

Initial Charge for a Male, Age 55, Preferred Rating, and a Female, Age 50, Preferred Rating: $0.00273

Monthly Contract Charge: Policy Year 1:	Monthly	Guaranteed Maximum: $62 Current: $60

Policy Year 2+:		Guaranteed Maximum: $12 Current: $10

Mortality & Expense Risk Charges (Series 1)	Daily	Charged as a percentage (annualized) of each Investment Division’s average daily net asset value Guaranteed Maximum: 0.90% Current: 0.60%

Mortality & Expense Risk Charges (Series 2)	Monthly	Charge percentage (annualized) of the Separate Account Value Guaranteed Maximum: 0.90% Current: 0.60%

Separate Account Administrative Charges (Series 1)	Daily	Current and Guaranteed Maximum: 0.10% (annualized) of each Investment Division’s average daily net asset value

Separate Account Administrative Charges (Series 2)	Monthly	Current and Guaranteed Maximum: 0.10% (annualized) of the Separate Account Value

Charge Per $1,000 of Initial Face Amount (Series 1)	Monthly in first 3 Policy Years	Charge per $1000 of Initial Face Amount Current and Guaranteed Maximum: $0.04 per $1000 (never less than $10, not to exceed $100)

	Policy Years 4+	Current and Guaranteed Maximum: $0

Charge Per $1,000 of Current Face Amount (Series 2)	Monthly in first 3 Policy Years	Current and Guaranteed Maximum: $0.04 per $1000 (never less than $10, not to exceed $100)

	Policy Years 4+	Current and Guaranteed Maximum: $0

Riders

• Guaranteed Minimum Death Benefit Rider (GMDB)	Monthly until rider expires	Charge per $1,000 of Face Amount coverages of policy and riders[3] Current and Maximum: $0.01

• Life Extension Benefit Rider[1] (Series 2 only)	Monthly after younger Insured attains age 90

Charged as a percentage of the monthly deductions of Cost of Insurance:

Guaranteed Maximum: 268%

Minimum Guaranteed: 1%

Representative Insured: Initial charge for a Male, Age 55, Preferred Rating, and a Female, Age 50, Preferred Rating: 62%

• First-to-Die Monthly Deduction Waiver Rider	Monthly until rider expires	Based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

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Charge	When Charge Is Deducted	Amount Deducted

• Level First-to-Die Term Rider[1]	Monthly until rider expires

Charge per month per $1000 of term insurance Face Amount

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.17

Representative Insured: Initial Charge for a Male, Age 55, Preferred Rating, and a Female, Age 50 Preferred Rating: $1.00

• Loan Interest	Monthly (while loan balance is outstanding)	Guaranteed Maximum: 8% annually Current: 6% annually

1	This cost varies based on characteristics of the Insureds, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
2	“Net Amount at Risk” is equal to the difference between the Life Insurance Benefit divided by 1.00327 and the policy’s Cash Value. See “Policy Payment Information — Life Insurance Benefit Options” for more information. The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
3	Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.

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The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2015. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.27%	1.70%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2015. This information is provided by the Funds and their agents. The information is based on 2015 expenses. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

Annual Portfolio Company Operating Expenses(#)

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Conservative Allocation — Initial Class	0.00%	0.00%	0.03%	0.80%	0.83%	—	0.83%
MainStay VP Emerging Markets Equity — Initial Class	1.10%	0.00%	0.30%	0.06%	1.46%	—	1.46%
MainStay VP Growth Allocation — Initial Class	0.00%	0.00%	0.03%	1.17%	1.20%	—	1.20%
MainStay VP Moderate Allocation — Initial Class	0.00%	0.00%	0.02%	0.93%	0.95%	—	0.95%
MainStay VP Moderate Growth Allocation — Initial Class	0.00%	0.00%	0.02%	1.05%	1.07%	—	1.07%
Deutsche Alternative Asset Allocation VIP — Class A	0.31%	0.00%	0.22%	1.12%	1.65%	(0.24%)	1.41	%(a)
Fidelity VIP Equity-Income Portfolio — Initial Class	0.45%	0.00%	0.09%	0.08%	0.62%		0.62%
Fidelity® VIP Freedom 2020 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.60%	0.60%	—	0.60%
Fidelity® VIP Freedom 2030 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.66%	0.66%	—	0.66%
Fidelity® VIP Freedom 2040 Portfolio — Initial Class	0.00%	0.00%	0.00%	0.68%	0.68%	—	0.68%
Invesco V.I. American Value Fund — Series I	0.72%	0.00%	0.27%	0.11%	1.10%	—	1.10%

Please refer to the applicable fund prospectus for additional information.

#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

Fund	Management Fees(¶)	Distribution (12b-1) Fees	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Absolute Return Multi-Strategy — Initial Class (formerly MainStay VP Marketfield-Initial Class)	1.25%	0.00%	0.45%	1.70%	(0.24%)	1.46	%(b)
MainStay VP Balanced — Initial Class	0.70%	0.00%	0.09%	0.79%	—	0.79%
MainStay VP Bond — Initial Class	0.48%	0.00%	0.04%	0.52%	—	0.52%
MainStay VP Cash Management — Initial Class*	0.44%	0.00%	0.04%	0.48%	—	0.48%
MainStay VP Common Stock — Initial Class	0.54%	0.00%	0.04%	0.58%	—	0.58%
MainStay VP Convertible — Initial Class	0.59%	0.00%	0.03%	0.62%	—	0.62%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth — Initial Class	0.70%	0.00%	0.03%	0.73%	—	0.73%
MainStay VP Cushing® Renaissance Advantage — Initial Class	1.25%	0.00%	0.10%	1.35%	—	1.35%
MainStay VP Eagle Small Cap Growth — Initial Class	0.81%	0.00%	0.04%	0.85%	—	0.85	%(l)
MainStay VP Epoch U.S. Small Cap — Initial Class (formerly MainStay VP U.S. Small Cap – Initial Class)	0.77%	0.00%	0.04%	0.81%	—	0.81%
MainStay VP Floating Rate — Initial Class	0.60%	0.00%	0.05%	0.65%	—	0.65%
MainStay VP Government — Initial Class	0.50%	0.00%	0.05%	0.55%	—	0.55%
MainStay VP High Yield Corporate Bond — Initial Class	0.56%	0.00%	0.02%	0.58%	—	0.58%
MainStay VP ICAP Select Equity — Initial Class	0.76%	0.00%	0.02%	0.78%	—	0.78%
MainStay VP Income Builder — Initial Class	0.57%	0.00%	0.06%	0.63%	—	0.63%
MainStay VP International Equity — Initial Class	0.89%	0.00%	0.06%	0.95%	—	0.95%
MainStay VP Janus Balanced — Initial Class	0.55%	0.00%	0.03%	0.58%	—	0.58	%(m)
MainStay VP Large Cap Growth — Initial Class	0.74%	0.00%	0.03%	0.77%	—	0.77	%(c)
MainStay VP MFS® Utilities — Initial Class	0.72%	0.00%	0.05%	0.77%	—	0.77%
MainStay VP Mid Cap Core — Initial Class	0.85%	0.00%	0.04%	0.89%	(0.02%)	0.87	%(d)
MainStay VP PIMCO Real Return — Initial Class	0.50%	0.00%	0.22%	0.72%	—	0.72%
MainStay VP S&P 500 Index — Initial Class	0.24%	0.00%	0.03%	0.27%	—	0.27%
MainStay VP Small Cap Core — Initial Class	0.85%	0.00%	0.04%	0.89%	—	0.89%
MainStay VP T. Rowe Price Equity Income — Initial Class	0.74%	0.00%	0.03%	0.77%	—	0.77%
MainStay VP Unconstrained Bond — Initial Class	0.58%	0.00%	0.07%	0.65%	—	0.65%
MainStay VP VanEck Global Hard Assets — Initial Class	0.89%	0.00%	0.04%	0.93%	—	0.93%
AB VPS Small/Mid Cap Value Portfolio — Class A	0.75%	0.00%	0.07%	0.82%	—	0.82%
American Funds IS® Global Small Capitalization FundSM— Class 2	0.69%	0.25%	0.04%	0.98%	—	0.98%
American Funds IS® New World Fund®— Class 2	0.72%	0.25%	0.07%	1.04%	—	1.04%
BlackRock® Global Allocation V.I. Fund — Class III	0.62%	0.25%	0.25%	1.12%	(0.13%)	0.99	%(e)
BlackRock® High Yield V.I. Fund — Class I	0.53%	0.00%	0.32%	0.85%	(0.13%)	0.72	%(f)
Columbia Variable Portfolio — Commodity Strategy Fund— Class 1	0.63%	0.00%	0.25%	0.88%	—	0.88%
Columbia Variable Portfolio — Emerging Markets Bond Fund— Class 1	0.60%	0.00%	0.15%	0.75%	—	0.75%
Delaware VIP® Emerging Markets Series — Standard Class	1.25%	0.00%	0.12%	1.37%	(0.02%)	1.35	%(g)
Delaware VIP® Small Cap Value Series — Standard Class	0.72%	0.00%	0.08%	0.80%	—	0.80%
Deutsche Small Mid Cap Value VIP — Class A	0.65%	0.00%	0.15%	0.80%	—	0.80%
Dreyfus IP Technology Growth Portfolio — Initial Shares	0.75%	0.00%	0.08%	0.83%	—	0.83%
Fidelity® VIP Contrafund® Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%	—	0.63%
Fidelity® VIP Growth Opportunities Portfolio — Initial Class	0.55%	0.00%	0.12%	0.67%	—	0.67%
Fidelity® VIP Mid Cap Portfolio — Initial Class	0.55%	0.00%	0.08%	0.63%	—	0.63%
Invesco V.I. International Growth Fund — Series I	0.71%	0.00%	0.31%	1.02%	(0.01%)	1.01	%(h)
Janus Aspen Global Research Portfolio — Institutional Shares	0.74%	0.00%	0.11%	0.85%	—	0.85%
MFS® International Value Portfolio — Initial Class	0.87%	0.00%	0.06%	0.93%	(0.03%)	0.90	%(i)
MFS® Investors Trust Series — Initial Class	0.75%	0.00%	0.07%	0.82%	—	0.82%
MFS® New Discovery Series — Initial Class	0.90%	0.00%	0.06%	0.96%	(0.02%)	0.94	%(j)
MFS® Research Series — Initial Class	0.75%	0.00%	0.07%	0.82%	—	0.82%

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Fund	Management Fees(¶)	Distribution (12b-1) Fees	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Neuberger Berman AMT Mid Cap Growth Portfolio — Class I	0.84%	0.00%	0.14%	0.98%	—	0.98%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) — Institutional Class	0.75%	0.00%	0.00%	0.75%	—	0.75%
PIMCO VIT Low Duration Portfolio — Institutional Class	0.50%	0.00%	0.01%	0.51%	—	0.51%
PIMCO VIT Total Return Portfolio — Institutional Class	0.50%	0.00%	0.01%	0.51%	—	0.51%
Royce Micro-Cap Portfolio — Investment Class**	1.25%	0.00%	0.07%	1.32%	—	1.32%
UIF U.S. Real Estate Portfolio — Class I	0.80%	0.00%	0.27%	1.07%	(0.07%)	1.00	%(k)

Please refer to the applicable fund prospectus for additional information.

¶	Management Fees may include Advisor and/or Administration Fees.
#	Shown as a percentage of average net assets for the fiscal year ended December 31, 2015, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2015 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.
*	Effective on or about August 26, 2016, the name of the MainStay VP Cash Management portfolio will change to “MainStay VP U.S. Government Money Market Portfolio,” and it will become subject to a non-fundamental policy (i.e., a policy that can be changed by the Board without shareholder approval) to invest at least 80% of its assets in cash, U.S. government securities and/or repurchase agreements that are collaterized by cash and/or U.S. government securities (collectively referred to as “Government Securities”). Effective on or about October 14, 2016, the Portfolio will operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, and will invest at least 99.5% of its total assets in Government Securities.
**	On December 11, 2015, NYLIAC, on behalf of itself and its Separate Accounts, filed an application with the SEC to substitute shares of the Royce Micro-Cap Portfolio – Investment Class with shares of the MainStay VP Small Cap Core Portfolio – Initial Class. Subject to SEC approval, NYLIAC expects the substitution to occur in or around August 2016.
(a)	Through April 30, 2017, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.29% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds (underlying funds) fees and expenses (estimated at 1.12%). These agreements may only be terminated with the consent of the fund’s Board.
(b)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.41% of the average daily net assets of Initial Class shares. This agreement expires on May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(c)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% on assets up from $11 billion to $13 billion; and 0.525% on assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.
(d)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.86% of the average daily net assets New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to the Service Class shares. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.
(e)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.50% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.07% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(f)	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% of average daily net assets through April 30, 2017. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0.06% of average daily net assets through April 30, 2017. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
(g)	The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and non routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding, in an aggregate amount, 1.35% of the Series’ average daily net assets from April 29, 2016 through May 1, 2017. These fee waivers and expense reimbursements apply only to expenses paid directly by the Series. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.
(h)	Invesco has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. The fee waiver agreement cannot be terminated during its term.

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(i)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(j)	Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that ‘‘Total Annual Fund Operating Expenses” do not exceed 0.94% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2017.
(k)	The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
(l)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.
(m)	New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets over $1 billion. This agreement will remain in effect until May 1, 2017, and may only be amended or terminated prior to that date by action of the Board.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Rebalancing.

Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value, less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Dollar Cost Averaging Plus (“DCA Plus”) Account: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

IVR: The Interactive Voice Response system an automated 24-hour call-in service. You may contact the IVR toll-free by calling (800) 598-2019. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Day: The date that we deduct your monthly contract charge, cost of insurance charge, the charge per $1,000 of initial face amount, if any (for Series 1), the charge per $1,000 of current face amount, if any (for Series 2), and any rider charges from your policy’s Cash Value. For Series 2, it is also the date that we

16

deduct the Mortality and Expense Risk charge and the Separate Account administrative charge from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The difference between the Life Insurance Benefit divided by 1.00327 and the policy’s Cash Value. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Net Cash Value: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or (b) the sum of any partial withdrawals, unpaid loans and accrued interest.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

Non-Qualified Policy: A policy issued to a person or an entity (other than an employee benefit plan that qualifies for special federal income tax treatment).

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Qualified Policy: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Series 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy is no longer offered for sale.

Series 2: A policy NYLIAC began accepting applications and premium payments beginning May 10, 2002. This policy is no longer offered for sale.

Target Premium: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

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VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling (800) 598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

VSC: The Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

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MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

SVUL was offered by NYLIAC. The policy has two series (Series 1 and Series 2) that are no longer offered for sale. However, we still accept additional premiums under existing policies. Policy assets allocated to the Investment Divisions are invested in the NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. Both Series 1 and Series 2 of the policy offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes to the face amount of the policy, loans, withdrawals and face amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The DCA Plus Account was only available for new sales of Series 2.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objectives and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see the section on “State Variations” for a summary of state variations.

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment

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performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, and the performance of any other separate account of NYLIAC.

The Separate Account currently includes the 63 Investment Divisions available under the policy. After the end of the Free Look period, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

•	add, close or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us by mail, by telephone or via the Internet.

•	Written Service Requests

Certain service requests are required to be in writing. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mails of imaged, signed service requests. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service

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request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

•	Telephone Service Requests

For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).

•	Online Service Requests

Certain service requests may be made via the Internet through our Virtual Service Center (“VSC”). For online requests, you must contact the VSC at www.newyorklife.com/vsc and enter your user name and password.

•	The Virtual Service Center (VSC) and Interactive Voice Response (IVR) System

Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may remove the VSC and the IVR privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a PIN. Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the IVR is you or is authorized by you. PINs will not be issued to corporations and other legal entities.

In order to obtain policy information online via the VSC, you are required to register for access. Visit www.newyorklife.com/vsc and click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through the VSC and the IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

Service requests are binding on all policyowners if a policy is jointly owned. Transfers, allocation changes, and loan requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make the VSC and the IVR available at our discretion. In addition, availability of the VSC or the IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

•	VSC

The VSC is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

The VSC enables you to:

•	e-mail your registered representative or the VPSC;

•	view and download statements;

•	obtain current policy values;

•	transfer assets between Investment Options;

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•	change the allocation of future premium payments;

•	change your address;

•	obtain service forms;

•	reset your password;

•	change your phone number or email address;

•	view, update and change revocable beneficiary information;

•	change bank account information for existing Check-O-Matic arrangements;

•	set up a new Automatic Asset Rebalancing arrangement or modify an existing arrangement;

•	update your Investor Profile; and

•

sign up to receive future prospectuses, policyowner annual and semi-annual reports, quarterly policy summaries and federal tax forms for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

•	IVR

The IVR is available at our toll-free number (800-598-2019) 24 hours a day, seven days a week. We record all calls.

The IVR enables you to:

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

•	request a loan on your policy; and

•	speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

By sending a Telephone Request Form to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these registered representatives will be limited to accessing policy information only.

Cybersecurity Risks

Our variable product business is highly dependent upon the effective operation of our computer systems (including the VSC, IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Cash Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from the VSC, IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii)

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cause the release and possible destruction of confidential customer or business information; (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. Transfer and partial withdrawal requests are not accepted under this process. For information on how to initiate a transfer between Investment Divisions, or request a partial withdrawal, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and DCA Plus Account” or “Partial Withdrawals” in this prospectus. We will not accept Email or Fax requests for transactions affecting your investments under the policy.

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FUNDS AND ELIGIBLE PORTFOLIOS

The Portfolios of each Fund eligible for investment, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectuses found in the accompanying book of underlying fund prospectuses.

The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy (formerly MainStay VP Marketfield)—Initial Class

New York Life Investment Management LLC (or “New York Life Investments”)*

Subadvisers: Candriam France S.A.S. * Cornerstone Capital Management Holdings LLC (“CCM”)*; Cushing® Asset Management, LP (“Cushing®”)* and

Mackay Shields LLC (“Mackay”)*

• Seeks to achieve long-term growth of capital.

MainStay VP Balanced—Initial Class	New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and CCM	• Seeks total return.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks total return.

MainStay VP Cash Management—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Cushing® Renaissance Advantage—Initial Class	New York Life Investments Subadviser: Cushing®	• Seeks total return.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class	New York Life Investments Subadvisers: Candriam Belgium* and CCM	• Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Small Cap—Initial Class (formerly MainStay VP U.S. Small Cap—Initial Class)	New York Life Investments Subadviser: Epoch Investment Partners (“Epoch”)	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadvisor: NYLI	• Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.

MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP ICAP Select Equity—Initial Class	New York Life Investments Subadviser: Institutional Capital LLC (“ICAP”)	• Seeks total return.

MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	New York Life Investments Subadviser: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP Small Cap Core—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

MainStay VP Unconstrained Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: VanEck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks long-term growth of capital.

AB Variable Products Series Fund, Inc.: AB VPS Small/Mid Cap Value Portfolio– Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

American Funds Insurance Series®: American Funds® IS Global Small Capitalization FundSM– Class 2	Capital Research and Management Company	• Seeks long-term growth of capital.

American Funds® IS New World Fund®– Class 2	Capital Research and Management Company	• Seeks long-term capital appreciation.

BlackRock® Variable Series, Inc.: BlackRock® Global Allocation V.I. Fund—Class III	BlackRock Advisors, LLC	• Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to maximize total return, consistent with income generation and prudent investment management.

Columbia Funds Variable Series Trust II: Columbia Variable Portfolio-Commodity Strategy Fund—Class 1	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	• Seeks to provide shareholders with total return.

Columbia Variable Portfolio-Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks to provide shareholders with high total return through current income, and secondarily, through capital appreciation.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America L.L.C.	• Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	• Seeks long-term capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (FMR) Subadvisers: FMR Co., Inc. (“FMRC”) and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•      Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to provide capital growth.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Janus Aspen Series: Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Investment Advisers LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund: Royce Micro-Cap Portfolio—Investment Class	Royce & Associates, LLC	• Seeks long-term growth of capital.

The Universal Institutional Funds, Inc.: UIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•      Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

*	An affiliate of NYLIAC.

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NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 63 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus.

The Investment Divisions offered through the SVUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

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Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are substantially less likely to impose fees and gates than other types of money market funds (and are not generally expected to impose such fees or gates). Accordingly, the MainStay VP Cash Management Portfolio intends to convert to a government money market fund sometime before October 2016. Nevertheless, even after that conversion, there remains a possibility that the MainStay VP Cash Management Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from that portfolio.

INVESTMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each calendar day.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small

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number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

•

Target Premium—From any premium payment we deduct a sales expense charge based on your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted only if you change the Face Amount of your policy.

•

Current—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 8.00% of premium payments up to the Target Premium. In each of Policy Years 11 and subsequent, we currently deduct 4.00% of premium payments up to the Target Premium. Once premiums equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we deduct a sales expense charge of 4.00% from any additional premiums paid in Policy Years 1-10, with no sales expense charges deducted from any such additional premiums paid in Policy Years 11 and subsequent.

•

Guaranteed—We can change the amount of the sales expense charge at any time, but in each of Policy Years 1-10 we guarantee that the charge we deduct will never exceed: (1) 9% of any premium payments up to the Target Premium and (2) 6.50% of any premium payments over the Annual Target Premium Threshold. In each of Policy Years 11 and subsequent, we guarantee that any annual sales expense charge we deduct will never exceed 6.50% of any premium paid.

•

Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

•	Payments in Excess of Target Premium

As noted above, in any given Policy Year, once the premiums you paid exceed the Annual Target Premium Threshold, we deduct a reduced sales expense charge (4.00% vs. 8.00% for Policy Years 1-10, 0.00% vs. 4.00% for Policy Years 11 and subsequent) from additional premium payments made in that Policy Year. However, if those same premium payments are made in the following Policy Year, they would be counted as Target Premium and would once again be subject to the current sales expense charge of 8.00% (for Policy Years 1-10) or 4.00% (for Policy Years 11 and subsequent) up to the Target Premium for that Policy Year.

For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

•	If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x .04 or $20.00.

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•

If instead you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.08 or $40.00. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

The difference in current sales expense charges deducted on this payment—$20.00 versus $40.00—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

•	Effect of Step-Down in Sales Expense Charges at Policy Years 11 and Subsequent

As noted above, because current sales expense charges step down from Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

•	If you made an annual premium payment of $1,500 in Policy Year 10, the sales expense charge would be:

a)	8.00% of the premiums paid up to your Target Premium—$1,000 x 0.08 or $80.00; plus

b)	4.00% of the premiums paid in excess of your Target Premium—$500 x 0.04 or $20.00.

The total annual sales expense charge deducted in Policy Year 10 would be $100.00.

•	If instead you made the same annual premium payment of $1,500 in Policy Year 11, however, the sales expense charge would be:

a)	4.00% of the premiums paid up to your Target Premium—$1,000 x 0.04 or $40.

Because there would be no sales expense charge deducted on the premium paid in excess of your Target Premium, the total annual current sales expense charge deducted in Policy Year 11 would be $40.00.

The difference in total annual current sales expense charges deducted—$100.00 versus $40.00 —is due to the reduced sales expense charge applicable to premiums paid in Policy Year 11 versus those paid in Policy Year 10.

As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

•

Various states and jurisdictions impose a tax on premiums received by insurance companies: State premium tax rates vary from state to state and currently range from 0% to 3.5%. (The rate may be higher in certain U.S. possessions.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

•

For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

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DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge from the Cash Value. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance protection.

The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on investment returns, any unpaid loans and accrued interest, charges, and premium payments. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds’ ages and circumstances at the time of the increase.

We determine the initial rate of the monthly cost of insurance we apply to your policy based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, gender, underwriting class and issue age of both insureds and the Policy Year. We may change these rates from time to time, based on changes in future expectations of various factors including, but not limited to, mortality, investment income, expenses, and persistency. The current cost of insurance rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Mortality Tables appropriate to each Insured’s underwriting class if the insureds are a standard underwriting class. We base the guaranteed rates for policies that provide coverage for Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

MORTALITY AND EXPENSE RISK CHARGE (Series 2 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies

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we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the Cash Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

•

Current—We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the Separate Account Value. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the Separate Account Value.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE (Series 2 only)

We deduct an administrative charge each month equal to a percentage of the Separate Account Value as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1,000, of the Separate Account Value.

CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (Series 2 only)

CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (Series 1 only)

On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy’s current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month. This charge will not be deducted in Policy Years 4 and beyond.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

Guaranteed Minimum Death Benefit Rider Charge: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy’s Data Page.

First-to-Die Monthly Deduction Waiver Rider Charge: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

Level First-to-Die Term Rider Charge: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

Life Extension Rider Charge (Series 2 only): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger insured is, or would have been, age 90, and ending when the younger insured is, or would have been, age 100. This charge will vary by gender, age, and underwriting class of each of the insureds.

Living Benefits Rider Charge: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first insured.

EXPENSE ALLOCATION

With the Expense Allocation feature, you choose how to allocate deductions policy expenses. These include the monthly cost of insurance charge, the monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), a Mortality and Expense Risk charge (Series 2 only), and the charge per $1,000 of your policy’s Current Face Amount (Series 2 only) or of Initial Face Amount (Series 1 only), not including riders. You can instruct us at the time of the application and any

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time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of the Fixed Account and/or DCA Plus Account.

SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (Series 1 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

•

Current—We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

•

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (Series 1 only)

We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

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TRANSACTION CHARGES

SURRENDER CHARGES

The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first 15 Policy Years, or within 15 years after you increase the Face Amount, we will deduct a Surrender Charge. This charge is equal to 20% of the Target Premium multiplied by a percentage that is based on the age of the younger insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue. For policies where the age of the younger Insured is below 85 at the time the policy (or any face amount increase) is issued, the percentage is 100% in years 1-6, declining 10% each year until it is 0% in Policy Year 16. For policies where the younger Insured is age 85 or above at the time the policy (or face amount increase) is issued, the percentage is 100% in years 1-4, declining 20% each year until it is 0% in year 9.

Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued to a Male insured age 55 (Preferred) and a Female insured age 50 (Preferred) and (d) is surrendered in the third year after issue. The Surrender Charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

For additional information on surrender charges, including Surrender Charges after face amount increases and Surrender Charges on face amount decreases, please see the SAI.

FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from the Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years, multiplied by the number of Monthly Deduction Days between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement). It will not exceed $550.

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PARTIAL WITHDRAWAL CHARGE

In addition to any applicable surrender charges a partial withdrawal charge, not to exceed $25, will apply upon any partial withdrawal.

TRANSFER CHARGE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

A one-time charge of $150 will apply if you exercise the Living Benefits Rider.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans. This percentage will change in accordance with changes in loan interest rate, but will never exceed 108%.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 4%. (See “Loans” for more information.)

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner or contract owner, the Insureds, and the beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)

•	choose/add/delete riders

•	change a beneficiary

•	choose/change underlying Investment Options

•	take a loan against or take a partial withdrawal from the Cash Surrender Value of the policy

The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial

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institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax deferral on any growth.

INSUREDS: These individuals’ personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on two Insureds, and pays Policy Proceeds when the last surviving Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options for Series 2 and two choices for Series 1; (3) access to the policy’s Cash Surrender Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s face amount of insurance (within certain limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium and expense allocation options, consisting of 63 Investment Divisions, a Fixed Account, and a DCA Plus Account with a guaranteed minimum interest rate of 4%. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy. The guaranteed minimum interest rate for the DCA Plus Account will never be less than the guaranteed minimum interest rate for the Fixed Account.

Your policy will stay in effect as long as the Net Cash Value of your policy is sufficient to pay your policy’s monthly deductions. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the last surviving Insured dies.

Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy (option 1), or a life insurance benefit that varies and is equal to the sum of your policy’s face amount and Cash Value (option 2). If you choose Option 2, the life insurance benefit will increase or decrease depending on the performance of the Investment Options you select. However, your policy’s life insurance benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy’s face amount and the Adjusted Total Premium (option 3). The death benefit proceeds will be reduced by any outstanding loans and accrued loan interest.

HOW THE POLICY IS AVAILABLE

SVUL was available as a Non-Qualified or a Qualified Policy. We issued Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insureds should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

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CASH VALUE

The Cash Value of your policy at any time is equal to the total value of your policy’s Accumulation Units in the Separate Account and any amount in the Fixed Account and/or the DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account and/or the DCA Plus Account;

•	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

•	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Partial Withdrawals and Surrenders” for details about surrendering your policy.)

INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND THE DCA PLUS ACCOUNT

The balance of your premium payment after we deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions) the Fixed Account, and within limits the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 63 Investment Divisions, the Fixed Account, and/or the DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

You can choose to allocate all or a part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus (3) any interest credited to the Fixed Account and/or DCA Plus Account;

less (4) any amounts you have withdrawn from the Fixed Account and/or DCA Plus Account;

less (5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

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less (6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 Investment Options, which include the 63 Investment Divisions, the Fixed Account and/or the DCA Plus Account.

You can request a transfer under the following conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year. This means, for example, if you have $10,000 in the Fixed Account, it will take you 16 years to transfer out the entire amount. If during any period the interest rate being credited to the Fixed Account is equal to the guaranteed rate shown on the Policy Data page, the maximum amount you can transfer from the Investment Divisions to the Fixed Account is 10% of the amount in the Separate Account at the beginning of the Policy Year. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

•

Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Divisions or the Fixed Account.

•

Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

•

Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the Variable Products Service Center VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the Interactive Voice Response system at 1-800-598-2019;

(3)	speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request through the VSC.

Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—Our Rights—How to Reach Us for Policy Services” for more information.)

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LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests either by telephone or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP Cash Management Investment Division from the General Account and transfers made pursuant to the Dollar Cost Averaging, DCA Plus, Automatic Asset Rebalancing, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

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•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Fund Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Fund Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

You can apply for additional benefits by selecting one or more optional riders. Except for the Living Benefits Rider, which is available without any additional charge, you must select your riders when you apply for your policy. You can only elect the Living Benefits Rider after one of the Insureds has died. The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies, provided they are available in your state of issue.

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•

Guaranteed Minimum Death Benefit Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

•

First-to-Die Monthly Deduction Waiver Rider: As long as this rider is in effect, we will waive your policy’s monthly deductions after the first Insured’s death for the remainder of time the policy is in force.

•

Level First-to Die Term Rider: This rider provides a level term insurance death benefit that we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both Insureds die at the same time.

•

Life Extension Benefit Rider (for Series 2): This rider becomes effective on the policy anniversary on which the younger Insured is, or would have been, age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.

•

Living Benefits Rider (also known as Accelerated Benefits Rider in most jurisdictions): Under this rider, if the last surviving Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You can only elect this rider after the death of one of the Insureds.

See the SAI for more information about riders and options.

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OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

POLICY SPLIT OPTION

You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the Insureds, within 6 months of the following two dates:

(1) the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

(2) the effective date of a change in the Federal tax law which results in:

(a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or

(b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

You must request a policy split in writing, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus. At the time we receive your request:

(1) Both insureds must be living;

(2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

(3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

See the SAI for more information about the Policy Split Option.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. You can elect this option as long as your Cash Value is $2,500 or more. To set up Dollar Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019), or send a completed form to the VPSC at one of the addresses listed on the first page of this prospectus or by any other method we make available. (See the SAI for more information.)

DOLLAR COST AVERAGING PLUS ACCOUNT (May Be Discontinued At Any Time)

The Dollar Cost Averaging Plus program permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment (minimum net premium of $1,000) is made. The DCA Plus Account must be elected at the time your policy is issued. (See the SAI for more information.)

AUTOMATIC ASSET REBALANCING (AAR)

If you choose this feature, we will rebalance your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. You can elect this option as long as your Separate Account Value is $2,500 or more. To set up AAR, or to modify an existing AAR, you may contact us by phone on our toll-free number (1-800-598-2019), or send a completed AAR form to the VPSC at one of the addresses listed on the first page of this prospectus (or by any other method we make available). Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. (See the SAI for more information.)

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is $2,500 or more. To set up Interest Sweep, you may contact us by phone on our toll-free number (1-800-598-2019), or

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send a completed form to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. (See the SAI for more information.)

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy less any loans and any interest due on loans.

One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

(1) to receive the Cash Surrender Value of your policy; or

(2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the cash value remaining in the Investment Divisions, and Fund charges for Series 1 and 2. The federal income tax treatment of a life insurance policy is uncertain after the younger insured is, or would have been, age 100. See “Federal Income Tax Considerations” for more information. If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the last surviving insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for a new one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

In addition, because the final surrender value of your old policy will be determined after the new life insurance policy has been issued, this surrender value may be subject to any increases or decreases in policy values due to market fluctuations during the period between submission of the exchange request and the issuance of a new policy. The final surrender value may be determined several Business Days after your exchange request is received. Before any exchange, you should consult your current insurer about how to mitigate market exposure during this period.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.

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In order to exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deduction charges from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

•	You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

•	Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

•	Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect.

Your policy will terminate if the Net Cash Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you chose.

•	While at least one Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger Insured is, or would have been, age 100. However, if

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payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

Unplanned premium payments must be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654 (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the younger Insured is, or would have been, age 100. We will require one or more additional premium payments in the circumstance where the Net Cash Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Net Cash Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Net Cash Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy, along with a written request for cancellation in a form acceptable to us.

We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.

If you cancel your policy, we will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the

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policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments must be mailed to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other methods agreed to by us.

When we receive a subsequent premium payment, we deduct the sales expense, state premium tax, and federal tax charges that apply. The balance of the premium is called the “net premium.” We apply your Net Premium to the Investment Divisions, Fixed Account and/or the DCA Plus Account according to your instructions.

The premium payments you make during the free look period are applied to our General Account. After this period is over, we allocate your Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to the VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.

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POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the policy Issue Date unless you request a different Policy Date.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid. You can request an increase in the Face Amount of your policy if all of the following conditions are met:

•	both insureds are still living;

•	the older insured is age 90 or younger

•	the increase you are requesting is $5,000 or more;

•	you submit a written application signed by each insured and the policyowner along with satisfactory evidence of insurability.

We can limit any increase in the face amount of your policy.

To increase the Face Amount of your policy, you must either contact your registered representative or submit a written request, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:

•	additional cost of insurance charges;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a new fifteen-year surrender charge period, applicable only to the amount of the increase;

•	a change in the life insurance benefit percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, you can request a decrease in the Face Amount of your policy if both of the following conditions are met:

•	either insured is still living; and

•	the decrease you are requesting will not reduce the policy’s face amount below $100,000.

To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy cost of insurance charge;

•	a surrender charge applicable to the amount of the decreased Face Amount (we will deem the amount

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attributable to your most recent increase in the Face Amount to be canceled first); and

•	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2)	any additional death benefits available under the riders still in effect;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the last surviving insured dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

•

To change a revocable beneficiary while an insured is living, you must either send a written request, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or contact us through the Internet at the VSC.

•

If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The

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present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW POLICY PROCEEDS WILL BE PAID

While the Insureds are living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the last surviving Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

LUMP SUM PAYMENT

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the last surviving insured, the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the last surviving insured, the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option, an Interest Payment Option, or a Life Income Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

•	Life Income Option (Option 2)

Under this option, the Policy Proceeds are applied to the purchase of a single premium life annuity policy that will make equal monthly payments during the lifetime of the payee. The annuity policy is issued when the first premium payment is due. Payments under the annuity will remain level and are guaranteed for a period that you (or the beneficiary, if applicable) specify—5, 10, 15 or 20 years—even if the specified payee dies sooner.

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Payments are based on the adjusted annuity premium rate in effect at the time of issue, but will never be less than the corresponding minimum amount shown in the “Option 2” table of your policy. Upon request, we will send you (or the beneficiary, if applicable) a statement of the minimum amount of each monthly payment—based on the gender and adjusted age of the payee(s)—before this option is elected.

If the first annuity payment was due in 2016 or after, we will decrease the payee’s actual age to arrive at the payee’s adjusted age. Such decreases will result in lower monthly annuity payments to the payee. Adjustments to the payee’s age will be made as follows:

2006-2015	2016-2025	2026-2035	2036 and later
0	-1	-2	-3

ELECTING OR CHANGING A PAYMENT OPTION

While at least one of the insureds is living, you can elect or change your payment option. To change your payment option you must send a written request to the VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing at the VPSC at one of the addresses listed on the first page of this prospectus and we agree.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawals from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•

We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a

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particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loans, death benefit proceeds, or payments under a settlement option or amounts due pursuant to the free look provision until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender, withdrawal or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at a rate at least equal to the minimum required by law.

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LIFE INSURANCE BENEFIT OPTIONS

•	Your Life Insurance Benefit for Series 1 Policies

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers two options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death plus the policy’s Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value will fluctuate due to performance of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

•	Your Life Insurance Benefit for Series 2 Policies

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death plus the policy’s Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value will fluctuate due to performance of the Investment Divisions you choose. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount in force on the last surviving Insured’s date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit will never be less than your policy’s Face Amount. The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the CVAT.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

•

If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Option 2 or Option 3 (for Series 2 only).

•

If you choose Option 2, your Life Insurance Benefit will vary with your policy’s Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

•

If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy’s Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

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Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit Option for your policy while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the face amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease
the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to the
Face Amount decreases at the time you change your Life
Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase
the Face Amount of your policy by the amount of the Cash
Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to
apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the
increased Face Amount resulting from the change in this option.

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Changes From Option 3 To Option 1 (For Series 2 only)

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

Changes From Option 3 To Option 2 (For Series 2 only)

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to Face Amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

In order to change your Life Insurance Benefit Option, you must submit a signed written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can impact your Life Insurance Benefit.) Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

SUICIDE

While your policy is in effect:

•	If the death of the first insured who dies as a result of suicide is within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

•

If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for

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that increase.

•

If a suicide occurs within 2 years of the effective date of a Face Amount increase, the only amount payable with respect to that increase will be the total cost of insurance deducted for the increase. No new suicide exclusion period will apply if the face amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates either or both the insured(s)’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can request a partial withdrawal from your policy if an insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount, which is $100,000. See “The Effect of a Partial Withdrawal” for more information about how a partial withdrawal can reduce the policy’s face amount.

REQUESTING A PARTIAL WITHDRAWAL

You can request a partial withdrawal from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a partial withdrawal request to send proceeds electronically to that bank account or through the mail to that address. Please note that partial withdrawal requests for amounts greater than $50,000 must be received in a form acceptable by us and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to

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you in writing). Faxed requests are not acceptable and will not be honored at any time. We will also not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests.

We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. We may, however, delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

Your requested partial withdrawal will be effective on the date we receive your written request. If, however, the day we receive your request is not a Business Day or if your request is received after the NYSE’s close, then the requested partial withdrawal will be effective on the next Business Day.

When you make a partial withdrawal, we reserve the right to deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy’s face amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial withdrawal request that is greater than the amount in the Investment Divisions, the Fixed Account, and/or the DCA Plus Account you have chosen.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations” for more information.)

The Effect of a Partial Withdrawal (Series 1 only)

When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. This will also result in a reduction to Net Cash Value.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy’s face amount.

•	Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

The Effect of a Partial Withdrawal (Series 2 only)

When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. The will also result in a reduction to Net Cash Value.

•	Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s face amount by the difference between:

(a) the amount of the withdrawal; and

(b) the greater of:

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(1) The Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page, or

(2) zero.

If the above results in zero or a negative amount, there will be no adjustment in the face amount.

•	Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s face amount.

•	Option 3

For policies where Life Insurance Benefit Option 3 is in effect, the face amount of the policy will be reduced by the difference between:

(a) the amount of the withdrawal; and

(b) the greater of:

(1) the Cash Value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on your Policy Data Page, or

(2) the Adjusted Total Premium immediately prior to the withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the face amount.

Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order that they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option or the 24 Month Exchange Privilege.

As a result of a partial withdrawal, you may also need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges to keep your policy in effect.

SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional surrender charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while either insured is living. (See “Table of Fees and Expenses” for more information.)

REQUESTING A SURRENDER

To surrender the policy, you must send written notification, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests. If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.

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WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day the VPSC receives your written request and the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

SURRENDER CHARGES

If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See “Charges Associated with the Policy—Transaction Charges” for more information). Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy’s Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See “Charges Associated with the Policy—Transaction Charges—Surrender Charges” for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or the DCA Plus Account.

If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

Please note that loan requests for amounts greater than $50,000 must be received in a form acceptable to us and include a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed

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requests are not acceptable and will not be honored at any time. We will also not accept e-mailed loan requests or e-mails of imaged, signed requests.

LOAN INTEREST

We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). We guarantee that the interest rate we credit on loaned amounts will always be at least 4%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the following dates:

•	the policy anniversary;

•	the date you surrender the policy;

•	the date you fully repay a loan;

•	the date the policy lapses; or

•	the date on which the last surviving insured dies.

Any loan interest that you do not pay when due when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charge would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any portion of the outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a

60

copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain and penalty tax to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.)

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Net Cash Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

•

If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from Cash Value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

•

If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from Cash Value.

•	If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

•

you send a written request for reinstatement in a form acceptable to us to the VPSC at one of the addresses listed on the first page of this prospectus (or any other date we indicate to you in writing) within five years after your policy is terminated;

•	both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

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•	you have not surrendered your policy.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) payment equal to the sum of (a) and (b) where:

(a) is an amount sufficient to keep the policy in effect for at least three months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deduction charges (and any monthly deduction charges due and unpaid at time of lapse) multiplied by a factor in order to account for premium expense charges; and

(b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day will be credited on the next Business Day

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan and any accrued loan interest from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are: Male issue age 55, issued Preferred, and Female Issue Age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2015, 2014 and 2013 were $203,562, $218,586, and $247,138, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

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FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

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DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

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We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2016), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

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Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting at any time during the policy’s life. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

The policy provides that beginning on the policy anniversary on which the younger insured is, or would have been, age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued final guidance on the status of a life insurance policy after the younger insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the younger insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the younger insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from

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your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed

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the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and if you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

QUALIFIED PLANS

The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.

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BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

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For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized Monthly Deduction Charges from banks (“Check-o-Matic”), payments forwarded by your employer (“list billing”), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2015, and the statement of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

VARIATIONS BY JURISDICTION (FOR SERIES 1)

The following lists by jurisdiction any variations to the statements made in this prospectus.

Pennsylvania, Vermont and Virginia

The definition of “Net Cash Value” in the “Definitions” section of the Prospectus should be deleted and all references in the Prospectus to the term “Net Cash Value” should be deleted and replaced with “Cash Surrender Value.” In addition, sub-paragraph (1)(a) of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, “ is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges and premium expense charges; and”. Finally, the first sentence of the seventh paragraph of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, “The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid.”

California

•

Free Look—If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	The Suicide Exclusion period is one year from the Issue Date.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

District of Columbia

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Florida

•

Late Period—The late period is the 31 days following the Monthly Deduction Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

Indiana

•	Free Look—You may return the policy to any of our registered representatives.

Maryland

•	Partial Withdrawals—We have the right to deny any partial withdrawal which would cause the face

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amount of the policy to drop below $100,000.

•	Additional Benefits through Riders—The GMDB rider is called the Guaranteed No Lapse Benefit Rider.

Massachusetts

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	Guaranteed Minimum Death Benefit—This rider is not available.

Michigan

•	Living Benefits Rider—You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

New Jersey

•	Policy Date—You may not choose a Policy Date that is before your policy’s Issue Date.

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	State Premium Tax Charge—We will not increase the charge above 2.0%.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

New York

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Policy Termination—Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

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North Carolina

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Oregon

•	State Premium Tax Charge—In Oregon, this tax is referred to as a “tax charge back” and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

Pennsylvania

•	Policy Split Option—Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

•	Misstatement of Age or Sex—In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the Cash Value.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

•

Loan Repayment—Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the Cash Surrender Value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

•

Late Period—We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the Cash Surrender Value of your policy is insufficient to cover the required monthly deductions.

Texas

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change in your Life Insurance Benefit Option each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

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VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.

Pennsylvania, Vermont and Virginia

The definition of “Net Cash Value” in the “Definitions” section of the Prospectus should be deleted and all references in the Prospectus to the term “Net Cash Value” should be deleted and replaced with “Cash Surrender Value.” In addition, sub-paragraph (1)(a) of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the reinstatement payment should be deleted and replaced with the following description, “ is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges and premium expense charges; and”. Finally, the first sentence of the seventh paragraph of the “Termination and Reinstatement—Reinstatement Option” section of the Prospectus that describes the Cash Value of the reinstated policy should be deleted and replaced with the following sentence, “The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated, less any unpaid loan and accrued interest, if not repaid.”

California

•

Free Look—If you cancel your policy, we will pay you your policy’s Cash Value on the date you return the policy, plus the charges deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

Colorado

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	The Suicide Exclusion period is one year from the Issue Date.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

District of Columbia

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Florida

•

Late Period—The late period is the 31 days following the Monthly Deduction Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

Indiana

•	Free Look—You may return the policy to any of our registered representatives.

Maryland

•	Partial Withdrawals—We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

•	Additional Benefits through Riders—The GMDB rider is called the Guaranteed No Lapse Benefit Rider.

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Massachusetts

•

Transfers to the Fixed Account—If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

•	Guaranteed Minimum Death Benefit—This rider is not available.

Michigan

•	Living Benefits Rider—You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

Missouri

•	The Suicide Exclusion period is one year from the Issue Date.

New Jersey

•	Policy Date—You may not choose a Policy Date that is before your policy’s Issue Date.

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	State Premium Tax Charge—We will not increase the charge above 2.0%.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

New York

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each Policy Year.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

•	Changing Your Life Insurance Benefit Option—You may make only one change to your Life Insurance Benefit Option each Policy Year.

•	Policy Termination—Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

•	Free Look Period—You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your

77

policy to the General Account. After this ten day period, we will allocate your Net Premiums according to your instructions.

•

Change in Objective of an Investment Division—If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes, and underwriting classes as your original policy, but will not offer variable Investment Options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

•

Maximum Transfer from the Fixed Account—The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

•

Policy Split Option—You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

•

Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•	Guaranteed Minimum Death Benefit—This rider is not available.

•	First-to-Die Monthly Deduction Waiver—This rider is not available.

North Carolina

•

Free Look Period—You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your Net Premiums according to your instructions.

Oregon

•	State Premium Tax Charge—In Oregon, this tax is referred to as a “tax charge back” and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

Pennsylvania

•

Transfer of Loan Interest to the Fixed Accounts—When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans. While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the Cash Value of the Fixed Account below 100% of the outstanding loan are permitted.

Texas

•	Face Amount Increases—You are allowed to increase your policy’s face amount only once each PolicyYear.

•	Face Amount Decreases—You are allowed to decrease your policy’s face amount only once each Policy Year.

78

•	Changing Your Life Insurance Benefit Option—You may make only one change in your Life Insurance Benefit Option each Policy Year.

•	Transfers—After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

•	Unplanned Premium—You are allowed a maximum of twelve unplanned premium payments each Policy Year.

•	Partial Withdrawals—You may take only one partial withdrawal in the first Policy Year, if Life Insurance Benefit Option 1 is in effect.

•	Guaranteed Minimum Death Benefit—This rider is not available.

Vermont

•

Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

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APPENDIX A

ILLUSTRATIONS FOR SVUL SERIES 2

The following tables demonstrate the way your policy works. The tables are based on the gender, age, underwriting class, for each of the Insureds, initial Life Insurance Benefit, and premium as follows:

The tables are for a Series 2 policy issued to a Male with Preferred underwriting class and issue age 55, and a Female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $12,662, an initial face amount of $1,000,000, and no riders. It assumes that the Cash Value Accumulation Test was used and that 100% of the Net Premium is allocated to the Separate Account.

The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above or below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for Individual Investment Divisions. They would also differ if any policy loans or partial surrenders were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges, include all charges from planned premium payments and the Cash Value at their current levels as well as a monthly Mortality and Expense Risk charge equal to an annual rate of 0.60% (on a current basis) of the Separate Account Value, and a monthly asset based administrative charge equal to an annual rate of 0.10% of the Separate Account Value.

Table 2 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels as well as a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Separate Account Value and a monthly asset based administrative charge equal to an annual rate of 0.10% of the Separate Account Value.

All tables reflect total assumed investment advisory fees together with other expenses incurred by the funds of 0.85% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

For Series 2 taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of –0.85%, 5.10% and 9.06%, respectively.

The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

NYLIAC will furnish, upon request, a comparable illustration using the age, gender, and underwriting classification of the insureds for any initial Life Insurance Benefit and premium request. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

SERIES 2

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TABLE 1

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $12,662

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

ASSUMING CURRENT CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	11,977	12,729	13,231	9,444	10,197	10,699
2	1,000,000	1,000,000	1,000,000	24,291	26,554	28,110	21,758	24,021	25,577
3	1,000,000	1,000,000	1,000,000	36,377	40,943	44,185	33,845	38,411	41,652
4	1,000,000	1,000,000	1,000,000	48,756	56,455	62,098	46,223	53,923	59,565
5	1,000,000	1,000,000	1,000,000	60,945	72,647	81,501	58,413	70,114	78,968
6	1,000,000	1,000,000	1,000,000	72,948	89,548	102,517	70,416	87,015	99,984
7	1,000,000	1,000,000	1,000,000	84,754	107,175	125,266	82,475	104,896	122,987
8	1,000,000	1,000,000	1,000,000	96,337	125,533	149,865	94,311	123,507	147,839
9	1,000,000	1,000,000	1,000,000	107,703	144,655	176,470	105,930	142,882	174,698
10	1,000,000	1,000,000	1,000,000	118,859	164,580	205,255	117,339	163,061	203,736
15	1,000,000	1,000,000	1,000,000	173,654	280,205	391,945	173,401	279,951	391,692
20	1,000,000	1,000,000	1,155,281	220,747	420,293	667,793	220,747	420,293	667,793
25	1,000,000	1,000,000	1,608,339	256,589	589,376	1,072,226	256,589	589,376	1,072,226
30	1,000,000	1,062,338	2,219,097	270,067	792,789	1,656,042	270,067	792,789	1,656,042
35	1,000,000	1,259,905	3,034,556	238,565	1,032,709	2,487,341	238,565	1,032,709	2,487,341
40	1,000,000	1,502,225	4,195,684	102,264	1,306,283	3,648,421	102,264	1,306,283	3,648,421
45	0	1,769,329	5,757,881	0	1,623,237	5,282,460	0	1,623,237	5,282,460
50	0	2,061,561	7,850,440	0	2,021,138	7,696,510	0	2,021,138	7,696,510

(1)	Assumes no policy loan or partial withdrawal has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

SERIES 2

FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

TABLE 2

MALE ISSUE AGE: 55, PREFERRED

FEMALE ISSUE AGE: 50, PREFERRED

PLANNED ANNUAL PREMIUM: $15,000

SURRENDER CHARGE PREMIUM: $12,662

INITIAL FACE AMOUNT: $1,000,000

LIFE INSURANCE BENEFIT OPTION: 1

ASSUMING GUARANTEED CHARGES

	End of Year Death Benefit(1) Assuming Hypothetical Returns			End of Year Cash Values(1) Assuming Hypothetical Returns			End of Year Cash Surrender Values(1) Assuming Hypothetical Returns
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	1,000,000	1,000,000	1,000,000	11,733	12,472	12,964	9,201	9,940	10,432
2	1,000,000	1,000,000	1,000,000	23,772	25,988	27,512	21,240	23,456	24,979
3	1,000,000	1,000,000	1,000,000	35,501	39,960	43,126	32,968	37,428	40,593
4	1,000,000	1,000,000	1,000,000	47,380	54,878	60,373	44,848	52,346	57,841
5	1,000,000	1,000,000	1,000,000	58,910	70,268	78,862	56,378	67,735	76,330
6	1,000,000	1,000,000	1,000,000	70,071	86,124	98,668	67,539	83,591	96,136
7	1,000,000	1,000,000	1,000,000	80,841	102,437	119,871	78,562	100,158	117,592
8	1,000,000	1,000,000	1,000,000	91,193	119,197	142,556	89,167	117,171	140,530
9	1,000,000	1,000,000	1,000,000	101,099	136,390	166,813	99,327	134,617	165,041
10	1,000,000	1,000,000	1,000,000	110,523	153,995	192,739	109,003	152,475	191,219
15	1,000,000	1,000,000	1,000,000	149,856	248,618	353,015	149,603	248,365	352,762
20	1,000,000	1,000,000	1,000,000	163,805	344,729	574,569	163,805	344,729	574,569
25	1,000,000	1,000,000	1,313,418	127,228	426,804	875,612	127,228	426,804	875,612
30	0	1,000,000	1,682,763	0	459,133	1,255,793	0	459,133	1,255,793
35	0	1,000,000	2,098,443	0	349,527	1,720,035	0	349,527	1,720,035
40	0	0	2,612,000	0	0	2,271,304	0	0	2,271,304
45	0	0	3,212,667	0	0	2,947,401	0	0	2,947,401
50	0	0	3,949,508	0	0	3,872,066	0	0	3,872,066

(1)	Assumes no policy loan or partial withdrawal has been made.

We emphasize that the hypothetical investment rates of return shown above are illustrative only and you should not deem them to be a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by a policyowner and the investment experience of the portfolios of the Funds. The death benefit, Cash Value, and Cash Surrender Value for a policy would be different from those shown if the actual gross annual rates or return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also be different if any policy loans or partial surrenders were made. Neither NYLIAC, the Separate Account, nor the Funds represent that these hypothetical rates or return can be achieved for any one year or sustained over a period of time.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about NYLIAC Survivorship Variable Universal Life (“SVUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Information about SVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

80

Statement of Additional Information

dated

May 1, 2016

for

NYLIAC Survivorship Variable Universal Life

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Survivorship Variable Universal Life (“SVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2016 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted on our corporate website, www.newyorklife.com. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.

SVUL is offered under NYLIAC Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The SVUL prospectus and SAI describe two flexible premium survivorship variable universal life insurance policies that NYLIAC issues. Series 1 is a SVUL policy NYLIAC offered for sale prior to May 10, 2002 and Series 2 is a SVUL policy NYLIAC offered for sale since May 10, 2002, where approved. Both Series 1 and Series 2 policies are no longer being offered. However we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $143.1 billion at the end of 2015. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account—I

NYLIAC Variable Universal Life Separate Account—I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Funds and Eligible Portfolios

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLAIC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment advisor, or its distributor.

The Funds’ shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called “mixed funding.” The Funds’ shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each Valuation Day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Valuation Day to the end of the next Valuation Day.

Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

Changing the Face Amount of Your Policy

You can request an increase in the face amount of your policy if all of the following conditions are met:

•	both insureds are still living;

•	the older Insured is age 90 or younger;

•	the increase you are requesting is at least $5,000 or more;

•	the requested increase will not cause the policy’s face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

•

you submit a written application signed by the insureds and the policyowner(s) to either your registered representative or to the VPSC at one of the service addresses listed on the first page of the prospectus

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(or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

We can limit any increase in the face amount of your policy.

You can request a decrease in the Face Amount of your policy if all of the following conditions are met:

•	either insured is still living;

•	the decrease you are requesting will not reduce the policy’s Face Amount below the minimum Face Amount of $100,000; and

•

you submit a written application signed by the insureds and the policyowner to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

We may limit any decrease in the face amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

Series 1

(a/b) – c

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b =	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

c =	a factor representing the Mortality and Expense Risk and administrative charges. This factor is deducted on a daily basis and is currently equal to an annual rate of 0.70% (the sum of 0.60% and 0.10%) of the value of each Investment Division’s assets.

Series 2

(a/b)

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

b =	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

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Additional Benefits Through Riders and Options

The following riders and options are (or have been) available with this policy, and a description of each is provided in the current prospectus:
Guaranteed Minimum Death Benefit (GMDB) Rider

First-to-Die Monthly Deduction Waiver Rider

Level First-to-Die Term Rider

Life Extension Benefit Rider (Series 2 only)

Living Benefits Rider

Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

There may be an additional charge for a rider.

Guaranteed Minimum Death Benefit (GMDB) Rider

Under this rider, if your total monthly deduction charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then, we will waive any excess amount of these charges, including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the younger insured’s age of 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.

The premium you must pay under this rider is called the “Monthly Guaranteed Minimum Death Benefit (GMDB) premium.” If you elect this rider, you will find the GMDB premium on the Policy Data Page. On the Monthly Deduction Date we will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB Premium Test (performed on each Monthly Deduction Day)

Cumulative premium payments to date	less	Cumulative partial withdrawals to date	must be at least equal to	Cumulative monthly GMDB premiums from the Policy Date to the date the test is performed

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following way:

(a) If you take a loan during the first two Policy Years, this rider will end.

(b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater

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than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

First-To-Die Monthly Deduction Waiver Rider

If either Insured dies while this rider is in effect, we will waive your policy’s monthly deductions listed below from cash value for the remainder of the policy. The charges we will waive under this rider are:

(a) the monthly contract charge;

(b) the monthly cost of insurance charge for the base policy (not including riders);

(c) the charge per $1,000 of the current face amount (not including riders), which only applies during the first three Policy Years (for Series 2); the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years (for Series 1); and

(d) any monthly rider charges.

These deductions are described in more detail under DEDUCTIONS AND CHARGES—Deductions from Cash Value and on the Policy Data Page.

There is an additional charge for this rider.

Level First-To-Die Rider

This rider provides a level term insurance death benefit which we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once even if both Insureds die at the same time.

You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

There is an additional charge for this rider.

Life Extension Benefit Rider (Series 2 only)

This rider becomes effective on the policy anniversary on which the younger Insured is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy effective on the date of the last surviving Insured’s death. Without this rider, on the policy anniversary on which the younger Insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

The charge for this rider is calculated as a percentage of the cost of insurance charges for the base policy in effect. The percentage is shown on the Policy Data Page. This charge will be deducted from the policy’s Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the younger Insured is (or would have been) age 90, and continuing until the policy anniversary on which the younger Insured is (or would have been) age 100. When this rider becomes effective, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to the policy will end.

There is an additional charge for this rider.

To cancel this rider, you must send a signed written notice in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the Monthly Deduction Day on or next following receipt of your request.

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Living Benefits Rider

When using this rider, after either Insured dies, if the last surviving Insured has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

Calculation Steps
Step 1 Eligible Proceeds X Elected percentage

Step 2 Results of Step 1 X Interest factor (varies)

Step 3 Result of Step 1 – Result of Step 2

Step 4 Result of Step 3 – Unpaid Loan – Administrative Fee

If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000. We do not permit any subsequent acceleration.

Minimum accelerated benefit amount: $25,000

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).

When we make a payment under this rider we will reduce your policy’s face amount, Target Premium, rider death benefits, monthly deductions from Cash Surrender Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

Options Available at No Additional Charge

•	Policy Split Option

You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the insureds within 6 months of the following two dates:

(1)	the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

(2)	the effective date of a change in the Federal tax law which results in:

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(a)	a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

(b)	a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

In addition, a split can be made for any other reason we agree.

To request a policy split you must send a written request, in a form acceptable to us, to VSPC at one of the addresses listed on the first page of the prospectus. At the time we receive your request:

(1)	Both insureds must be living;

(2)	Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

(3)	An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

About the New Policies

•	The Policy Date and Issue Date of each new policy will be the date when you split the policy.

•

The face amount of each new policy will equal one half of the face amount of this policy and the face amount of any second-to-die riders. The face amount of any first-to-die riders and the GMDB rider are not included on the new policies.

•	The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

•

We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the new policies you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.

•	The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy.

•	One half of the Cash Value [less unpaid loan and accrued interest] will be allocated as the initial premium for each new policy.

•	If the original policy has been assigned, each new policy will have the same assignment.

•

The IRS has ruled that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the original policy, the exchange is taxable.

•	Dollar Cost Averaging

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

(1) the dollar amount you want to have transferred (minimum transfer: $100);

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(2)	the Investment Division you want to transfer money from;

(3)	the Investment Divisions and/or Fixed Account you want to transfer money to;

(4)	the date on which you would like the transfers to be made, within limits; and

(5)	how often you would like the transfers made: monthly, quarterly, semiannually, or annually.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer you may call us toll-free at 1-800-598-2019, or send a written request, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus Program is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

•	DCA Plus Account (May Be Discontinued At Any Time)

This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as the Fixed Account’s minimum interest rate (4% for Survivorship Variable Universal Life). You can request DCA Plus in addition to our existing options.

In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus Account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

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Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the Business Day the premium is received. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate when they are in the DCA Plus Account waiting to be transferred to the Investment Divisions. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100. If on any given month, the amount of a transfer would leave a balance of less than $100 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

•	Automatic Asset Rebalancing

This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, performance variations in each of these Investment Divisions would cause this balance to shift. If you elect the Automatic Asset Rebalancing (AAR) feature, we will automatically rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify.

We will make AAR transfers either quarterly, semi-annually or annually, but not on a monthly basis, based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form to the VPSC at one of the addresses listed on the first page of the Prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.

You can cancel or modify the AAR feature at any time. To cancel the AAR feature, you may call us at 1-800-598-2019 or send a written cancellation request in a form acceptable to the VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You cannot elect

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AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

•	Interest Sweep

You can choose to make Interest Sweep transfers out of the Fixed Account if the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request, in a form acceptable to us, at the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your charges, you must allocate your charges to the MainStay VP Cash Management Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Rebalancing feature. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep feature will resume automatically as scheduled. You can cancel the Interest Sweep feature at any time. To cancel the Interest Sweep feature, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing) or by any other method we make available. Interest Sweep is available when the DCA Plus Program is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

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Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how CVAT can impact the Life Insurance Benefit.

EXAMPLES

(Effect of IRC Section 7702 on Life Insurance Benefit)

LIFE INSURANCE BENEFIT OPTION 1
Example 1:
Life Insurance Benefit = Face Amount
Face Amount	$100,000
Cash Value	$25,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount:	$100,000
% of Cash Value:
($25,000 x 379%)	$94,750

Life Insurance Benefit:	$100,000

Example 2:
Life Insurance Benefit = % Cash Value
Face Amount	$100,000
Cash Value	$50,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount:	$100,000
% of Cash Value:
($50,000 x 379%)	$189,500

Life Insurance Benefit:	$189,500

LIFE INSURANCE BENEFIT OPTION 2
Example 1:
Life Insurance Benefit = Face Amount + Cash Value
Face Amount	$100,000
Cash Value	$20,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Cash Value:	$120,000
% of Cash Value:
($20,000 x 379%)	$75,800

Life Insurance Benefit:	$120,000

Example 2:
Life Insurance Benefit = % Cash Value
Face Amount	$100,000
Cash Value	$40,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Cash Value	$140,000
% of Cash Value:
($40,000 x 379%)	$151,600

Life Insurance Benefit:	$151,600

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LIFE INSURANCE BENEFIT OPTION 3

(for Series 2 only)

Example 1
Life Insurance Benefit = Face Amount + Adjusted Total Premium
Face Amount	$100,000
Adjusted Total Premium	$50,000
Cash Value	$30,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Adjusted Total Premium:	$150,000
%of Cash Value:
($30,000 x 379%)	$113,700

Life Insurance Benefit:	$150,000

Example 2:
Life Insurance Benefit = % Cash Value
Face Amount	$100,000
Adjusted Total Premium	$50,000
Cash Value	$60,000
IRC Sec. 7702 Percentage	379%
Greater of:
Face Amount + Cash Value	$150,000
%of Cash Value:
($60,000 x 379%)	$227,400

Life Insurance Benefit:	$227,400

Changing Your Life Insurance Benefit Option

You can change the Life Insurance Benefit Option to Option 2 or Option 1 while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy’s face amount to exceed our retention limits. In addition, no option changes will be permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

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Additional Information About Changing Options

You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Changes From Option 1 To Option 2
Cash Value	$200,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 - $200,000)	$800,000
Life Insurance Benefit immediately before and after option change	$1,000,000

Changes From Option 3 To Option 2 (For Series 2 only)
Cash Value is greater than Adjusted Total Premium
Adjusted Total Premium	$100,000
Cash Value	$150,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + 100,000 - $150,000)	$950,000
Life Insurance Benefit immediately before and after option change	$1,100,000

Changes From Option 3 To Option 2 (For Series 2 only)
Cash Value is less than Adjusted Total Premium
Adjusted Total Premium	$100,000
Cash Value	$80,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + 100,000 - $80,000)	$1,020,000
Life Insurance Benefit immediately before and after option change	$1,100,000

Changes From Option 2 To Option 1
Cash Value	$150,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + $150,000)	$1,150,000
Life Insurance Benefit immediately before and after option change	$1,150,000

Changes From Option 3 To Option 1 (For Series 2 only)
Adjusted Total Premium	$100,000
Face Amount before option change	$1,000,000
Face Amount after option change ($1,000,000 + 100,000	$1,100,000
Life Insurance Benefit immediately before and after option change	$1,100,000

14

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and the FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, NJ 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commissions payable to a broker-dealer in the first 30 policy years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male issue age 55, issued Preferred, and Female issue age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Year 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.

The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2015, 2014 and 2013 were $203,562, $218,586, and $247,138, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

15

UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s face amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

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ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges can impact a policy.

This example assumes a Male issue age 55 and Female issue age 50, both Preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.10% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.

PREMIUM	$15,000.00
Less sales expense charge(1)	1,106.48
Less state premium tax charge (2%)	300.00
Less Federal tax charge (1.25%) (if applicable)	187.50
NET PREMIUM	$13,406.02

Plus net investment performance for one year (earned from the Investment Divisions and/or the Fixed Account) (varies daily)	647.39
Less total annual monthly contract charge(2)	720.00
Less total annual monthly cost of insurance charge (varies monthly and with age)	32.22
Less total annual Mortality and Expense Risk charge (based on the Separate Account Value)	78.59
Less total annual monthly cost of riders(3)	0.00
Less total annual administrative charge	13.10
Less total annual charge per $1,000 of current face amount of your policy for one year (not including riders)	480.00

CASH VALUE
Less surrender charge(4) (if applicable)	$12,729.50 2,532.40
CASH SURRENDER VALUE (at the end of first Policy Year)	$10,197.10

You choose the amount of premium you intend to pay and the frequency that you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums

We allocate your net premium to the Investment Divisions and/or the Fixed Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Net Cash Value and Cash Surrender Value of your policy.
We may assess a surrender charge when you make a partial withdrawal or full surrender in the first fifteen Policy Years, or within fifteen years after you increase the face amount.
The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Net Cash Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES—Deductions from Premiums—Sales Expense Charge.
(2)	We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.

(3)	This example assumes you have not chosen any riders.
(4)	If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to DEDUCTIONS AND CHARGES—Surrender Charges—Charges in Policy Years 1-15.

The following is additional information about specific charges that can be associated with your policy.

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Deductions from Premiums

•	Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

•	Target premium

When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, gender, and underwriting classes of both insureds and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium generally will increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Target Premium to reflect the amount of increase and the insureds’ attained ages on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

•	State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

•	Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

•	Other tax charges

Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

18

TRANSACTION CHARGES

•	Surrender Charge

CHARGES IN POLICY YEARS 1-15

During the first fifteen Policy Years, we will deduct a surrender charge from the Cash Value of your policy if you:

•	surrender your policy; or

•	decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below (based on the age of the younger Insured at the time the policy (or any face amount increase) is issued and the duration of that coverage from issue) multiplied by 20% of your Target Premium for the year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS—Sales Expense Charge—Target Premium for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy’s face amount is described below.

Younger Insured < Issue Age 85
Duration of Coverage	Percentage Applied
1-6	100%
7	90%
8	80%
9	70%
10	60%
11	50%
12	40%
13	30%
14	20%
15	10%
16+	0%

Younger Insured > Issue Age 85
Duration of Coverage	Percentage Applied
1-4	100%
5	80%
6	60%
7	40%
8	20%
9+	0%

Example:	Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued when the younger insured is under age 85 and (d) is surrendered in the third year after issue. The surrender charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER/REINSTATEMENT IN THE FIRST POLICY YEAR

If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c [i.e., (a – b) × c], where:

a = the monthly contract charge for the first Policy Year;

b = the monthly contract charge for subsequent Policy Years; and

c = the number of Monthly Deduction Days between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

If you increase your policy’s face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

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If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

1) based on the surrender charge associated with the last increase in face amount;

2) based on each prior increase, in the reverse order in which the increases occurred; and

3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

EXAMPLE:

Face Amount prior to Decrease:	$500,000
Amount of Decrease:	$100,000

Face Amount after Decrease:	$400,000
Surrender Charge on Face Amount priorto Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030

Surrender Charge Deducted	$250

We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

We will not deduct a surrender charge if:

•	we cancel the policy (other than policy lapse);

•	we pay proceeds upon the death of the last surviving insured;

•	we pay a required IRS minimum distribution;

•	you exercise the Policy Split Option; or

•	the policy is out of the surrender charge period.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

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Monthly Contract Charge

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

Charge for Cost of Insurance Protection

On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing Life Insurance Benefits to you. The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds (based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. Your cost of insurance charge may vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds’ ages and circumstances at the time of the increase.

We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner’s Standard Ordinary Mortality Tables appropriate to each Insured’s underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the genders, underwriting classes, and issue age of both insureds and the Policy Year.

Mortality and Expense Risk Charge (Series 2 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the Cash Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

•	Current—We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the Separate Account Value.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the Separate Account Value.

Administrative Charge (Series 2 only)

We deduct an administrative charge each month equal to a percentage of the amount of the Separate Account Value as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the Separate Account Value.

Charge Per $1,000 of the Current Face Amount (Series 2 only)

Charge Per $1,000 of the Initial Face Amount (Series 1 only)

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On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy’s current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month. This charge will not be deducted in Policy Year 4 and beyond.

Rider Charges

On each Monthly Deduction Day, we deduct any applicable charges for any optional riders you have chosen.

Guaranteed Minimum Death Benefit Rider Charge: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy’s face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy’s Data Page.

First-to-Die Monthly Deduction Waiver Rider Charge: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

Level First-to-Die Term Rider Charge: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

Life Extension Benefit Rider Charge (Series 2 only): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger Insured is, or would have been age 90 and ending when the younger Insured is, or would have been, age 100. This charge will vary by sex, age, and underwriting class of each of the insureds.

Living Benefits Rider Charge: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first Insured.

Expense Allocation

With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge (Series 2 only), and a Mortality and Expense Risk Charge (Series 2 only) and the charge per $1,000 of your policy’s current face amount (for Series 1) and initial face amount (for Series 2) not including riders. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of both.

If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned portion of the Fixed Account.

SEPARATE ACCOUNT CHARGES

Mortality and Expense Risk Charge (Series 1 only)

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

•	Current—We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division.

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•

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

Administrative Charge (Series 1 only)

We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

Charges for Federal income Taxes

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

Fund Charges

Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

LOANS

You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

SURRENDER OF YOUR POLICY

Cash Surrender Value and Net Cash Value are significant for 2 reasons:

•	Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy’s Cash Surrender Value.

•

Keeping Your Policy in Effect: Your policy may lapse without value if the Net Cash Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2015 and 2014, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2015 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2015 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

23

NYLIAC VUL Separate Account-I

NYLIAC Variable Universal Life Separate Account-I
Financial Statements

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2015

	MainStay VP Balanced—Initial Class	MainStay VP Bond—Initial Class	MainStay VP Cash Management—Initial Class	MainStay VP Common Stock—Initial Class	MainStay VP Conservative Allocation—Initial Class	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth—Initial Class
ASSETS:
Investment at net asset value	$14,037,569	$32,758,506	$42,815,878	$97,720,525	$16,170,860	$45,167,180	$181,716,307
Dividends due and accrued	—	—	400	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	(615)	3,087	5,130	(946)	2,492	(6,394)	(17,959)
Net receivable from (payable to) the Fund for shares sold or purchased	615	(3,087)	(5,530)	946	(2,492)	6,394	17,959

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	88	312	1,239	1,313	142	419	2,715
Administrative charges	10	34	98	148	15	32	347

Total net assets	$14,037,471	$32,758,160	$42,814,541	$97,719,064	$16,170,703	$45,166,729	$181,713,245

Total shares outstanding	1,034,627	2,308,256	42,811,210	3,843,384	1,510,226	3,808,656	6,964,638

Net asset value per share (NAV)	$13.57	$14.19	$1.00	$25.43	$10.71	$11.86	$26.09

Total units outstanding	750,261	1,481,141	34,273,039	3,023,017	980,252	1,603,037	7,804,228
Variable accumulation unit value (lowest to highest)	$13.80 to $19.24	$10.72 to $28.02	$1.00 to $1.50	$20.67 to $53.67	$12.07 to $17.03	$13.55 to $36.34	$12.97 to $33.55
Identified cost of investment	$12,499,350	$33,788,769	$42,810,248	$70,213,897	$17,837,628	$40,990,854	$160,133,417
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Floating Rate—Initial Class	MainStay VP Government—Initial Class	MainStay VP Growth Allocation—Initial Class	MainStay VP High Yield Corporate Bond—Initial Class	MainStay VP ICAP Select Equity—Initial Class
ASSETS:
Investment at net asset value	$45,017,436	$30,616,228	$16,935,841	$17,349,130	$51,447,099	$120,357,722	$131,941,888
Dividends due and accrued	—	—	60,392	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	(925)	(2,730)	(11,104)	87	31,682	16,954	(23,844)
Net receivable from (payable to) the Fund for shares sold or purchased	925	2,730	(49,288)	(87)	(31,682)	(16,954)	23,844

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	462	244	107	173	256	1,052	1,307
Administrative charges	44	23	10	19	24	115	134

Total net assets	$45,016,930	$30,615,961	$16,935,724	$17,348,938	$51,446,819	$120,356,555	$131,940,447

Total shares outstanding	3,903,723	4,484,745	1,937,046	1,578,423	4,839,422	13,231,481	8,470,571

Net asset value per share (NAV)	$11.53	$6.83	$8.74	$10.99	$10.63	$9.1	$15.58

Total units outstanding	3,440,775	4,391,750	1,221,736	863,833	3,117,496	3,818,107	6,189,311
Variable accumulation unit value (lowest to highest)	$12.94 to $13.29	$6.87 to $7.06	$10.98 to $14.35	$10.50 to $24.65	$15.91 to $16.79	$12.58 to $42.00	$14.82 to $23.62
Identified cost of investment	$40,327,639	$43,647,819	$17,612,724	$18,397,307	$49,167,415	$121,784,495	$104,069,079
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Income Builder—Initial Class	MainStay VP International Equity—Initial Class	MainStay VP Janus Balanced—Initial Class	MainStay VP Large Cap Growth—Initial Class	Mainstay VP Marketfield—Initial Class	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class
ASSETS:
Investment at net asset value	$59,648,701	$45,672,117	$130,059,584	$51,415,627	$2,655,125	$32,379,434	$95,583,611
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	(32,510)	14,315	(14,355)	11,186	10,645	6,993	2,997
Net receivable from (payable to) the Fund for shares sold or purchased	32,510	(14,315)	14,355	(11,186)	(10,645)	(6,993)	(2,997)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	757	360	1,437	403	6	179	620
Administrative charges	96	39	116	28	1	18	57

Total net assets	$59,647,848	$45,671,718	$130,058,031	$51,415,196	$2,655,118	$32,379,237	$95,582,934

Total shares outstanding	3,895,312	3,252,617	10,741,274	2,468,808	293,974	3,191,325	7,352,160

Net asset value per share (NAV)	$15.31	$14.04	$12.11	$20.83	$9.03	$10.15	$13

Total units outstanding	2,198,110	1,959,525	9,533,806	2,442,114	316,246	2,581,767	2,915,766
Variable accumulation unit value (lowest to highest)	$13.21 to $36.79	$11.43 to $28.81	$13.50 to $13.87	$15.27 to $25.16	$8.31 to $8.41	$12.31 to $12.65	$29.96 to $34.72
Identified cost of investment	$58,303,152	$41,065,692	$112,195,374	$40,848,096	$2,848,667	$37,117,862	$86,438,525
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Moderate Allocation—Initial Class	MainStay VP Moderate Growth Allocation—Initial Class	MainStay VP PIMCO Real Return—Initial Class	MainStay VP S&P 500 Index—Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP Unconstrained Bond—Initial Class	MainStay VP U.S. Small Cap—Initial Class
ASSETS:
Investment at net asset value	$41,551,255	$68,000,033	$8,312,612	$296,802,250	$69,488,801	$9,015,084	$24,031,324
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	14,259	89,932	(6,558)	21,348	(15,143)	20,991	4,575
Net receivable from (payable to) the Fund for shares sold or purchased	(14,259)	(89,932)	6,558	(21,348)	15,143	(20,991)	(4,575)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	297	396	49	3,088	511	34	147
Administrative charges	34	44	4	354	42	3	11

Total net assets	$41,550,924	$67,999,593	$8,312,559	$296,798,808	$69,488,248	$9,015,047	$24,031,166

Total shares outstanding	3,924,467	6,138,516	1,024,555	7,187,300	5,803,894	945,128	2,083,624

Net asset value per share (NAV)	$10.59	$11.08	$8.11	$41.29	$11.97	$9.54	$11.53

Total units outstanding	2,455,660	3,977,823	871,797	9,924,240	4,975,444	814,928	1,201,630
Variable accumulation unit value (lowest to highest)	$12.74 to $17.43	$13.37 to $17.47	$9.37 to $9.62	$19.23 to $57.32	$13.75 to $14.12	$10.84 to $11.13	$19.45 to $20.29
Identified cost of investment	$44,583,105	$66,760,239	$10,043,898	$182,777,825	$62,094,446	$9,650,031	$20,184,137
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MainStay VP Van Eck Global Hard Assets—Initial Class	AB® VPS International Value Portfolio—Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A	Alger Capital Appreciation Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP International Fund—Class II	American Century Investments® VP Value Fund—Class II
ASSETS:
Investment at net asset value	$25,313,750	$274	$8,544,438	$1,772,470	$258,471	$2,214,774	$1,892,048
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	(17,520)	—	425	(30)	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	17,520	—	(425)	30	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	128	—	46	—	—	—	—
Administrative charges	13	—	4	—	—	—	—

Total net assets	$25,313,609	$274	$8,544,388	$1,772,470	$258,471	$2,214,774	$1,892,048

Total shares outstanding	4,704,297	20	494,181	26,290	26,003	221,477	213,549

Net asset value per share (NAV)	$5.38	$13.52	$17.29	$67.42	$9.94	$10.00	$8.86

Total units outstanding	4,652,496	26	491,592	42,677	17,758	94,380	68,124
Variable accumulation unit value (lowest to highest)	$5.34 to $5.48	$10.41 to $10.41	$16.48 to $17.87	$18.00 to $42.81	$11.24 to $14.82	$23.47 to $23.47	$27.77 to $27.77
Identified cost of investment	$44,215,120	$261	$9,562,175	$1,643,344	$289,124	$1,942,340	$1,293,835
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	American Funds IS® Global Small Capitalization Fund—Class 2	American Funds IS® New World Fund®—Class 2	BlackRock® Global Allocation V.I. Fund—Class III	BlackRock® High Yield V.I. Fund—Class I	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Variable Portfolio—Small Cap Value Fund—Class 2
ASSETS:
Investment at net asset value	$269,920	$3,217,486	$10,538,624	$1,342,217	$40,466	$18,638	$22,354
Dividends due and accrued	—	—	—	6,325	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	57	5,846	(7,476)	7,695	—	3,264	(14)
Net receivable from (payable to) the Fund for shares sold or purchased	(57)	(5,846)	7,476	(14,020)	—	(3,264)	14

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2	14	40	11	—	—	—
Administrative charges	—	1	4	1	—	—	—

Total net assets	$269,918	$3,217,471	$10,538,580	$1,342,205	$40,466	$18,638	$22,354

Total shares outstanding	11,294	171,965	808,173	197,324	7,213	2,125	1,402

Net asset value per share (NAV)	$23.90	$18.71	$13.04	$6.77	$5.61	$8.77	$15.94

Total units outstanding	29,046	359,413	896,185	140,615	5,320	1,960	1,711
Variable accumulation unit value (lowest to highest)	$9.26 to $9.31	$8.87 to $8.98	$11.58 to $11.88	$9.48 to $9.60	$7.59 to $7.62	$9.48 to $9.52	$13.07 to $13.07
Identified cost of investment	$294,673	$3,551,571	$12,079,047	$1,462,445	$46,451	$15,691	$25,479
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Delaware VIP® Diversified Income Series—Standard Class	Delaware VIP® Emerging Markets Series—Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Delaware VIP® Value Series—Standard Class	Deutsche Small Cap Index VIP—Class A	Deutsche Small Mid Cap Value VIP—Class A
ASSETS:
Investment at net asset value	$42,981	$1,778,442	$11,757	$4,551,306	$49,529	$18,683	$4,040,506
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	(2,533)	(25)	1,895	—	—	(651)
Net receivable from (payable to) the Fund for shares sold or purchased	—	2,533	25	(1,895)	—	—	651

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	7	—	24	—	—	21
Administrative charges	—	1	—	3	—	—	2

Total net assets	$42,981	$1,778,434	$11,757	$4,551,279	$49,529	$18,683	$4,040,483

Total shares outstanding	4,177	109,308	1,085	134,973	1,729	1,231	253,005

Net asset value per share (NAV)	$10.29	$16.27	$10.84	$33.72	$28.64	$15.18	$15.97

Total units outstanding	3,664	189,401	1,123	330,728	2,718	1,273	248,499
Variable accumulation unit value (lowest to highest)	$11.73 to $11.73	$8.08 to $9.47	$10.47 to $10.47	$13.54 to $14.15	$18.22 to $18.22	$14.67 to $14.67	$15.64 to $16.49
Identified cost of investment	$45,195	$2,174,602	$11,995	$5,138,931	$43,008	$20,700	$3,719,053
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares
ASSETS:
Investment at net asset value	$79,248	$59,400	$54,398	$45,867	$106,236	$73,385	$19,902,283
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	—	—	—	—	—	14,885
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—	—	(14,885)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—	—	115
Administrative charges	—	—	—	—	—	—	9

Total net assets	$79,248	$59,400	$54,398	$45,867	$106,236	$73,385	$19,902,159

Total shares outstanding	7,434	5,366	5,156	4,510	5,142	4,633	1,119,357

Net asset value per share (NAV)	$10.66	$11.07	$10.55	$10.17	$20.66	$15.84	$17.78

Total units outstanding	7,402	4,460	4,763	4,539	6,568	4,754	815,757
Variable accumulation unit value (lowest to highest)	$10.71 to $10.71	$13.32 to $13.32	$11.42 to $11.42	$10.11 to $10.11	$16.17 to $16.17	$15.44 to $15.44	$19.56 to $27.98
Identified cost of investment	$81,195	$62,920	$63,546	$46,079	$110,888	$84,580	$15,852,357
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Growth Opportunities Portfolio—Initial Class
ASSETS:
Investment at net asset value	$2,487,776	$217,757,941	$71,768,878	$578,704	$671,019	$1,223,430	$2,294,659
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	154	1,911	—	39	62	5,846
Net receivable from (payable to) the Fund for shares sold or purchased	—	(154)	(1,911)	—	(39)	(62)	(5,846)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1,983	652	5	4	4	17
Administrative charges	—	202	72	1	1	—	2

Total net assets	$2,487,776	$217,755,756	$71,768,154	$578,698	$671,014	$1,223,426	$2,294,640

Total shares outstanding	54,059	6,419,686	3,507,730	46,519	52,919	67,258	72,272

Net asset value per share (NAV)	$46.02	$33.92	$20.46	$12.44	$12.68	$18.19	$31.75

Total units outstanding	113,553	6,352,397	2,971,615	51,388	57,327	102,366	191,624
Variable accumulation unit value (lowest to highest)	$21.91 to $21.91	$15.84 to $47.42	$14.89 to $30.26	$11.17 to $11.38	$11.56 to $11.78	$11.77 to $11.99	$11.89 to $12.03
Identified cost of investment	$1,542,805	$176,177,952	$73,969,941	$595,675	$695,383	$1,274,444	$2,473,060
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Fidelity® VIP Growth Portfolio—Initial Class	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio—Initial Class	Fidelity® VIP Overseas Portfolio—Initial Class	Invesco V.I. American Value Fund—Series I Shares	Invesco V.I. Global Real Estate Fund—Series I Shares
ASSETS:
Investment at net asset value	$5,571,561	$14,187,162	$1,024,980	$9,295,447	$6,462,713	$2,439,211	$31,710
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	—	—	6,975	192	3,737	(25)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	(6,975)	(192)	(3,737)	25

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	19	—	11	—
Administrative charges	—	—	—	2	—	1	—

Total net assets	$5,571,561	$14,187,162	$1,024,980	$9,295,426	$6,462,713	$2,439,199	$31,710

Total shares outstanding	84,739	68,726	82,860	284,699	338,717	155,462	1,938

Net asset value per share (NAV)	$65.75	$206.43	$12.37	$32.65	$19.08	$15.69	$16.36

Total units outstanding	263,616	624,051	59,388	455,383	306,497	172,268	2,316
Variable accumulation unit value (lowest to highest)	$21.14 to $21.14	$17.00 to $22.77	$11.79 to $17.63	$12.66 to $39.76	$11.96 to $21.15	$13.91 to $14.89	$13.69 to $13.69
Identified cost of investment	$3,212,627	$8,528,249	$1,058,011	$9,243,293	$5,322,637	$2,966,706	$31,218
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	Invesco V.I. International Growth Fund—Series I Shares	Janus Aspen Enterprise Portfolio—Institutional Shares	Janus Aspen Forty Portfolio—Institutional Shares	Janus Aspen Global Research Portfolio—Institutional Shares	LVIP Baron Growth Opportunities Fund—Service Class	MFS® International Value Portfolio—Initial Class	MFS® Investors Trust Series—Initial Class
ASSETS:
Investment at net asset value	$11,637,045	$734,290	$33,807	$87,916,893	$9,932	$6,276,594	$1,786,662
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	9,256	—	—	(9,318)	—	15,684	5,005
Net receivable from (payable to) the Fund for shares sold or purchased	(9,256)	—	—	9,318	—	(15,684)	(5,005)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	56	—	—	1,108	—	45	3
Administrative charges	6	—	—	99	—	5	—

Total net assets	$11,636,983	$734,290	$33,807	$87,915,686	$9,932	$6,276,544	$1,786,659

Total shares outstanding	347,476	12,808	930	2,184,783	242	279,454	67,218

Net asset value per share (NAV)	$33.49	$57.33	$36.37	$40.24	$41.06	$22.46	$26.58

Total units outstanding	982,905	20,689	1,901	4,935,572	612	432,830	150,955
Variable accumulation unit value (lowest to highest)	$11.13 to $12.39	$16.78 to $35.97	$17.78 to $17.78	$13.94 to $24.97	$16.22 to $16.22	$14.30 to $15.48	$10.89 to $23.16
Identified cost of investment	$11,073,760	$662,631	$33,835	$57,960,098	$10,366	$6,022,174	$1,880,935
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	MFS® New Discovery Series—Initial Class	MFS® Research Series—Initial Class	MFS® Total Return Bond Series—Initial Class	MFS® Value Series—Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
ASSETS:
Investment at net asset value	$4,464,863	$1,103,064	$70,814	$6,390	$6,447,269	$2,780,759	$230,538
Dividends due and accrued	—	—	—	—	—	5,407	411
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	756	—	—	—	(190,635)	13,767	—
Net receivable from (payable to) the Fund for shares sold or purchased	(756)	—	—	—	190,635	(19,174)	(411)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	11	5	—	—	22	11	—
Administrative charges	1	1	—	—	2	1	—

Total net assets	$4,464,851	$1,103,058	$70,814	$6,390	$6,447,245	$2,780,747	$230,538

Total shares outstanding	288,241	41,344	5,447	347	283,645	263,828	20,474

Net asset value per share (NAV)	$15.49	$26.68	$13.00	$18.39	$22.73	$10.54	$11.26

Total units outstanding	253,122	71,034	5,908	389	428,812	258,010	14,949
Variable accumulation unit value (lowest to highest)	$13.07 to $25.92	$14.84 to $20.69	$11.99 to $11.99	$16.43 to $16.43	$13.67 to $30.42	$10.68 to $10.81	$15.43 to $15.43
Identified cost of investment	$4,844,194	$1,143,448	$72,053	$6,265	$7,414,114	$2,846,554	$254,825
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO VIT Total Return Portfolio—Institutional Class	Royce Micro-Cap Portfolio—Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
ASSETS:
Investment at net asset value	$345,987	$1,721,909	$2,702,275	$14,147,776	$46,712	$20,621	$507,127
Dividends due and accrued	509	4,516	7,297	—	—	—	555
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	—	13,292	(13,140)	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(509)	(4,516)	(20,589)	13,140	—	—	(555)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	15	69	—	—	—
Administrative charges	—	—	1	7	—	—	—

Total net assets	$345,987	$1,721,909	$2,702,259	$14,147,700	$46,712	$20,621	$507,127

Total shares outstanding	33,755	162,751	255,412	1,514,743	2,030	1,406	104,778

Net asset value per share (NAV)	$10.25	$10.58	$10.58	$9.34	$23.01	$14.67	$4.84

Total units outstanding	26,876	104,376	263,144	996,297	2,448	1,805	36,595
Variable accumulation unit value (lowest to highest)	$12.88 to $12.88	$11.71 to $16.91	$10.19 to $10.31	$13.60 to $14.46	$19.08 to $19.08	$11.43 to $11.43	$10.53 to $14.19
Identified cost of investment	$354,373	$1,818,138	$2,844,200	$15,948,158	$39,575	$20,885	$519,900
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2015

	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio—Class I	UIF U.S. Real Estate Portfolio—Class I	Victory VIF Diversified Stock Fund—Class A Shares
ASSETS:
Investment at net asset value	$2,256	$30,455	$502,375	$18,669,006	$2,635
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance
and Annuity Corporation	—	(7)	—	2,555	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	7	—	(2,555)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	93	—
Administrative charges	—	—	—	9	—

Total net assets	$2,256	$30,455	$502,375	$18,668,904	$2,635

Total shares outstanding	92	2,909	67,433	920,557	207

Net asset value per share (NAV)	$24.41	$10.47	$7.45	$20.28	$12.75

Total units outstanding	131	2,861	22,093	1,141,146	178
Variable accumulation unit value (lowest to highest)	$17.24 to $17.24	$10.65 to $10.65	$22.74 to $22.74	$14.69 to $37.72	$14.80 to $14.80
Identified cost of investment	$2,372	$31,557	$578,171	$15,502,496	$2,893
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations
As of December 31, 2015

	MainStay VP Balanced—Initial Class	MainStay VP Bond—Initial Class	MainStay VP Cash Management—Initial Class	MainStay VP Common Stock—Initial Class	MainStay VP Conservative Allocation—Initial Class	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth—Initial Class	MainStay VP Eagle Small Cap Growth—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$157,060	$815,375	$4,167	$1,357,617	$388,216	$1,288,587	$—	$—
Mortality and expense risk charges	(33,977)	(120,082)	(114,069)	(497,724)	(55,367)	(165,800)	(1,021,976)	(183,091)
Administrative charges	(3,807)	(12,874)	(10,217)	(56,303)	(5,764)	(12,429)	(130,644)	(17,509)

Net investment income (loss)	119,276	682,419	(120,119)	803,590	327,085	1,110,358	(1,152,620)	(200,600)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,529,514	4,853,728	16,126,272	9,110,554	5,100,508	4,734,405	15,528,164	5,145,177
Cost of investments sold	(1,110,394)	(4,727,905)	(16,125,145)	(5,851,555)	(4,955,009)	(4,645,964)	(11,366,891)	(3,959,499)

Net realized gain (loss) on investments	419,120	125,823	1,127	3,258,999	145,499	88,441	4,161,273	1,185,678
Realized gain distribution received	886,186	12,596	—	7,608,916	954,331	3,608,184	24,257,281	5,747,473
Change in unrealized appreciation (depreciation)
on investments	(1,839,272)	(866,269)	(1,126)	(11,345,765)	(1,769,478)	(5,556,619)	(23,506,397)	(7,272,907)

Net gain (loss) on investments	(533,966)	(727,850)	1	(477,850)	(669,648)	(1,859,994)	4,912,157	(339,756)

Net increase (decrease) in net assets resulting
from operations	$(414,690)	$(45,431)	$(120,118)	$325,740	$(342,563)	$(749,636)	$3,759,537	$(540,356)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	MainStay VP Emerging Markets Equity—Initial Class	MainStay VP Floating Rate—Initial Class	MainStay VP Government—Initial Class	MainStay VP Growth Allocation—Initial Class	MainStay VP High Yield Corporate Bond—Initial Class	MainStay VP ICAP Select Equity—Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP International Equity—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$465,445	$629,492	$507,756	$950,321	$7,563,822	$3,734,534	$2,996,538	$441,574
Mortality and expense risk charges	(107,282)	(38,676)	(67,161)	(96,551)	(419,699)	(508,484)	(295,624)	(134,930)
Administrative charges	(10,259)	(3,674)	(7,246)	(9,171)	(45,784)	(52,026)	(37,534)	(14,694)

Net investment income (loss)	347,904	587,142	433,349	844,599	7,098,339	3,174,024	2,663,380	291,950

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,135,468	1,986,082	2,333,779	3,349,272	12,410,505	11,115,433	5,068,661	3,844,253
Cost of investments sold	(5,191,779)	(2,008,843)	(2,389,028)	(2,414,595)	(12,290,562)	(8,463,631)	(4,545,096)	(5,352,033)

Net realized gain (loss) on investments	(1,056,311)	(22,761)	(55,249)	934,677	119,943	2,651,802	523,565	(1,507,780)
Realized gain distribution received	—	—	—	3,760,559	—	15,390,428	2,275,731	—
Change in unrealized appreciation (depreciation)
on investments	(5,383,598)	(567,200)	(352,214)	(7,314,771)	(9,454,053)	(26,968,407)	(7,971,649)	3,788,735

Net gain (loss) on investments	(6,439,909)	(589,961)	(407,463)	(2,619,535)	(9,334,110)	(8,926,177)	(5,172,353)	2,280,955

Net increase (decrease) in net assets resulting
from operations	$(6,092,005)	$(2,819)	$25,886	$(1,774,936)	$(2,235,771)	$(5,752,153)	$(2,508,973)	$2,572,905
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	MainStay VP Janus Balanced—Initial Class	MainStay VP Large Cap Growth—Initial Class	Mainstay VP Marketfield—Initial Class	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP Moderate Allocation—Initial Class	MainStay VP Moderate Growth Allocation—Initial Class	MainStay VP PIMCO Real Return—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,503,791	$—	$—	$1,446,338	$555,818	$1,030,273	$1,648,195	$406,164
Mortality and expense risk charges	(544,723)	(142,045)	(1,978)	(75,479)	(244,890)	(114,257)	(150,755)	(19,610)
Administrative charges	(43,836)	(9,797)	(175)	(7,488)	(22,293)	(12,974)	(16,678)	(1,791)

Net investment income (loss)	1,915,232	(151,842)	(2,153)	1,363,371	288,635	903,042	1,480,762	384,763

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	10,996,222	4,984,054	256,245	2,884,651	8,737,120	3,842,054	3,936,309	1,990,806
Cost of investments sold	(8,552,103)	(2,241,794)	(286,986)	(2,429,625)	(4,874,779)	(3,056,265)	(3,182,432)	(2,378,490)

Net realized gain (loss) on investments	2,444,119	2,742,260	(30,741)	455,026	3,862,341	785,789	753,877	(387,684)
Realized gain distribution received	8,427,331	5,978,016	—	2,598,602	13,572,588	3,299,079	5,864,094	—
Change in unrealized appreciation (depreciation)
on investments	(12,402,515)	(5,804,922)	(140,691)	(9,922,293)	(21,586,723)	(5,819,878)	(9,934,051)	(229,609)

Net gain (loss) on investments	(1,531,065)	2,915,354	(171,432)	(6,868,665)	(4,151,794)	(1,735,010)	(3,316,080)	(617,293)

Net increase (decrease) in net assets resulting
from operations	$384,167	$2,763,512	$(173,585)	$(5,505,294)	$(3,863,159)	$(831,968)	$(1,835,318)	$(232,530)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	MainStay VP S&P 500 Index—Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP Unconstrained Bond—Initial Class	MainStay VP U.S. Small Cap—Initial Class	MainStay VP Van Eck Global Hard Assets—Initial Class	AB® VPS International Value Portfolio—Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A	Alger Capital Appreciation Portfolio—Class I-2
INVESTMENT INCOME (LOSS):
Dividend income	$4,227,263	$1,287,464	$280,784	$137,296	$120,365	$7	$69,810	$1,479
Mortality and expense risk charges	(1,151,992)	(201,087)	(12,049)	(57,379)	(65,522)	—	(17,812)	—
Administrative charges	(131,271)	(16,565)	(1,156)	(4,272)	(6,756)	—	(1,394)	—

Net investment income (loss)	2,944,000	1,069,812	267,579	75,645	48,087	7	50,604	1,479

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	20,328,501	6,338,698	923,805	2,298,958	3,779,667	19	1,015,769	301,588
Cost of investments sold	(10,667,718)	(4,846,818)	(971,704)	(1,230,719)	(5,041,535)	(17)	(786,613)	(171,079)

Net realized gain (loss) on investments	9,660,783	1,491,880	(47,899)	1,068,239	(1,261,868)	2	229,156	130,509
Realized gain distribution received	3,595,849	3,970,635	—	2,618,059	—	—	1,418,957	196,083
Change in unrealized appreciation (depreciation)
on investments	(14,102,730)	(11,948,217)	(472,477)	(4,776,651)	(10,938,538)	(2)	(2,212,266)	(223,158)

Net gain (loss) on investments	(846,098)	(6,485,702)	(520,376)	(1,090,353)	(12,200,406)	—	(564,153)	103,434

Net increase (decrease) in net assets resulting
from operations	$2,097,902	$(5,415,890)	$(252,797)	$(1,014,708)	$(12,152,319)	$7	$(513,549)	$104,913
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	American Century Investments® VP Inflation Protection Fund—Class II	American Century Investments® VP International Fund—Class II	American Century Investments® VP Value Fund—Class II	American Funds IS® Global Small Capitalization Fund—Class 2 (a)	American Funds IS® New World Fund®—Class 2	BlackRock® Global Allocation V.I. Fund—Class III	BlackRock® High Yield V.I. Fund—Class I	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1 (a)
INVESTMENT INCOME (LOSS):
Dividend income	$5,572	$5,025	$40,061	$—	$15,429	$110,484	$55,126	$—
Mortality and expense risk charges	—	—	—	(236)	(3,524)	(14,134)	(3,410)	(44)
Administrative charges	—	—	—	(31)	(309)	(1,302)	(355)	(1)

Net investment income (loss)	5,572	5,025	40,061	(267)	11,596	95,048	51,361	(45)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	28,754	152,401	140,516	22,877	205,777	1,281,376	178,779	5,597
Cost of investments sold	(30,432)	(78,677)	(76,998)	(27,844)	(251,370)	(1,307,973)	(189,179)	(6,092)

Net realized gain (loss) on investments	(1,678)	73,724	63,518	(4,967)	(45,593)	(26,597)	(10,400)	(495)
Realized gain distribution received	—	—	—	3,302	125,176	640,339	9,013	—
Change in unrealized appreciation (depreciation)
on investments	(10,810)	(80,355)	(184,078)	(24,810)	(218,667)	(880,319)	(114,251)	(5,985)

Net gain (loss) on investments	(12,488)	(6,631)	(120,560)	(26,475)	(139,084)	(266,577)	(115,638)	(6,480)

Net increase (decrease) in net assets resulting
from operations	$(6,916)	$(1,606)	$(80,499)	$(26,742)	$(127,488)	$(171,529)	$(64,277)	$(6,525)

(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 (a)	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Delaware VIP® Diversified Income Series—Standard Class	Delaware VIP® Emerging Markets Series—Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Delaware VIP® Value Series—Standard Class	Deutsche Small Cap Index VIP—Class A
INVESTMENT INCOME (LOSS):
Dividend income	$—	$127	$2,202	$14,067	$225	$31,586	$924	$565
Mortality and expense risk charges	(21)	—	—	(2,559)	—	(9,119)	—	—
Administrative charges	—	—	—	(296)	—	(866)	—	—

Net investment income (loss)	(21)	127	2,202	11,212	225	21,601	924	565

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,085	804	61,166	472,985	1,854	759,852	14,280	45,449
Cost of investments sold	(1,135)	(873)	(61,572)	(498,170)	(1,735)	(696,524)	(9,393)	(46,957)

Net realized gain (loss) on investments	(50)	(69)	(406)	(25,185)	119	63,328	4,887	(1,508)
Realized gain distribution received	—	1,466	808	33,027	—	459,222	—	4,067
Change in unrealized appreciation (depreciation)
on investments	(316)	(3,040)	(2,376)	(281,735)	(305)	(838,789)	(5,930)	(4,838)

Net gain (loss) on investments	(366)	(1,643)	(1,974)	(273,893)	(186)	(316,239)	(1,043)	(2,279)

Net increase (decrease) in net assets resulting
from operations	$(387)	$(1,516)	$228	$(262,681)	$39	$(294,638)	$(119)	$(1,714)

(a) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	Deutsche Small Mid Cap Value VIP—Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares
INVESTMENT INCOME (LOSS):
Dividend income	$12,070	$1,245	$1,230	$1,766	$139	$2,257	$994	$—
Mortality and expense risk charges	(8,062)	—	—	—	—	—	—	(41,361)
Administrative charges	(881)	—	—	—	—	—	—	(3,038)

Net investment income (loss)	3,127	1,245	1,230	1,766	139	2,257	994	(44,399)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	674,193	18,186	34,702	6,662	4,654	4,808	2,413	1,550,165
Cost of investments sold	(484,778)	(18,305)	(37,474)	(6,113)	(4,664)	(3,759)	(2,235)	(788,931)

Net realized gain (loss) on investments	189,415	(119)	(2,772)	549	(10)	1,049	178	761,234
Realized gain distribution received	346,710	331	1,902	—	43	5,018	5,157	1,973,188
Change in unrealized appreciation (depreciation)
on investments	(634,039)	(1,595)	815	(6,111)	(37)	(11,998)	(10,422)	(1,588,953)

Net gain (loss) on investments	(97,914)	(1,383)	(55)	(5,562)	(4)	(5,931)	(5,087)	1,145,469

Net increase (decrease) in net assets resulting
from operations	$(94,787)	$(138)	$1,175	$(3,796)	$135	$(3,674)	$(4,093)	$1,101,070
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class	Fidelity® VIP Growth Opportunities Portfolio—Initial Class	Fidelity® VIP Growth Portfolio—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$2,341,920	$2,411,472	$10,975	$12,061	$20,415	$4,078	$14,447
Mortality and expense risk charges	—	(761,149)	(251,033)	(1,650)	(1,495)	(1,058)	(3,972)	—
Administrative charges	—	(77,041)	(28,019)	(202)	(207)	(74)	(452)	—

Net investment income (loss)	—	1,503,730	2,132,420	9,123	10,359	19,283	(346)	14,447

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	95,474	17,285,514	5,621,765	103,677	118,387	159,834	299,613	91,786
Cost of investments sold	(74,143)	(15,014,613)	(6,440,453)	(99,280)	(119,457)	(150,567)	(277,875)	(57,279)

Net realized gain (loss) on investments	21,331	2,270,901	(818,688)	4,397	(1,070)	9,267	21,738	34,507
Realized gain distribution received	39,616	20,119,172	6,983,412	2,438	3,439	7,384	208,288	162,928
Change in unrealized appreciation (depreciation)
on investments	(117,618)	(23,119,929)	(11,561,525)	(21,507)	(24,965)	(54,894)	(196,694)	162,759

Net gain (loss) on investments	(56,671)	(729,856)	(5,396,801)	(14,672)	(22,596)	(38,243)	33,332	360,194

Net increase (decrease) in net assets resulting
from operations	$(56,671)	$773,874	$(3,264,381)	$(5,549)	$(12,237)	$(18,960)	$32,986	$374,641
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio—Initial Class	Fidelity® VIP Overseas Portfolio—Initial Class	Invesco V.I. American Value Fund—Series I Shares	Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco V.I. International Growth Fund—Series I Shares	Janus Aspen Enterprise Portfolio—Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$286,431	$27,201	$48,554	$90,419	$7,940	$1,103	$172,288	$4,207
Mortality and expense risk charges	—	—	(7,003)	—	(4,048)	—	(20,223)	—
Administrative charges	—	—	(664)	—	(401)	—	(2,201)	—

Net investment income (loss)	286,431	27,201	40,887	90,419	3,491	1,103	149,864	4,207

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	162,067	220,697	799,599	299,917	505,022	11,349	1,076,890	46,979
Cost of investments sold	(110,646)	(208,833)	(761,331)	(312,813)	(446,780)	(10,652)	(818,335)	(34,779)

Net realized gain (loss) on investments	51,421	11,864	38,268	(12,896)	58,242	697	258,555	12,200
Realized gain distribution received	8,503	818	988,271	6,673	312,129	—	—	61,609
Change in unrealized appreciation (depreciation)
on investments	(173,704)	(44,320)	(1,241,633)	123,616	(621,497)	(2,288)	(728,640)	(62,184)

Net gain (loss) on investments	(113,780)	(31,638)	(215,094)	117,393	(251,126)	(1,591)	(470,085)	11,625

Net increase (decrease) in net assets resulting
from operations	$172,651	$(4,437)	$(174,207)	$207,812	$(247,635)	$(488)	$(320,221)	$15,832
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	Janus Aspen Forty Portfolio—Institutional Shares	Janus Aspen Global Research Portfolio—Institutional Shares	LVIP Baron Growth Opportunities Fund—Service Class	MFS® International Value Portfolio—Initial Class	MFS® Investors Trust Series—Initial Class	MFS® New Discovery Series—Initial Class	MFS® Research Series—Initial Class	MFS® Total Return Bond Series—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$618,710	$—	$110,085	$13,476	$—	$7,910	$514
Mortality and expense risk charges	—	(434,900)	—	(13,907)	(761)	(4,568)	(1,967)	—
Administrative charges	—	(38,999)	—	(1,455)	(76)	(292)	(271)	—

Net investment income (loss)	—	144,811	—	94,723	12,639	(4,860)	5,672	514

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	39,653	6,601,837	1,104	586,898	83,066	1,223,505	250,630	83,950
Cost of investments sold	(46,258)	(3,930,708)	(832)	(462,918)	(85,968)	(1,179,954)	(209,800)	(82,500)

Net realized gain (loss) on investments	(6,605)	2,671,129	272	123,980	(2,902)	43,551	40,830	1,450
Realized gain distribution received	7,408	—	808	56,354	158,475	151,425	81,603	—
Change in unrealized appreciation (depreciation)
on investments	684	(5,229,215)	(1,656)	(5,914)	(176,616)	(269,390)	(119,553)	(1,686)

Net gain (loss) on investments	1,487	(2,558,086)	(576)	174,420	(21,043)	(74,414)	2,880	(236)

Net increase (decrease) in net assets resulting
from operations	$1,487	$(2,413,275)	$(576)	$269,143	$(8,404)	$(79,274)	$8,552	$278
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	MFS® Value Series—Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO VIT Total Return Portfolio—Institutional Class	Royce Micro-Cap Portfolio—Investment Class
INVESTMENT INCOME (LOSS):
Dividend income	$145	$—	$82,197	$5,109	$12,109	$89,248	$122,238	$—
Mortality and expense risk charges	—	(6,175)	(3,302)	—	—	—	(4,475)	(29,115)
Administrative charges	—	(603)	(326)	—	—	—	(392)	(2,843)

Net investment income (loss)	145	(6,778)	78,569	5,109	12,109	89,248	117,371	(31,958)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	217	767,230	288,224	57,341	21,054	529,169	175,133	1,855,377
Cost of investments sold	(153)	(1,018,623)	(282,497)	(63,795)	(20,925)	(528,339)	(176,759)	(1,254,081)

Net realized gain (loss) on investments	64	(251,393)	5,727	(6,454)	129	830	(1,626)	601,296
Realized gain distribution received	364	554,200	13,575	—	—	18,533	28,334	863,413
Change in unrealized appreciation (depreciation)
on investments	(640)	(471,460)	(100,968)	(10,531)	(11,104)	(96,646)	(160,988)	(3,511,235)

Net gain (loss) on investments	(212)	(168,653)	(81,666)	(16,985)	(10,975)	(77,283)	(134,280)	(2,046,526)

Net increase (decrease) in net assets resulting
from operations	$(67)	$(175,431)	$(3,097)	$(11,876)	$1,134	$11,965	$(16,909)	$(2,078,484)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
As of December 31, 2015

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio—Class I	UIF U.S. Real Estate Portfolio—Class I	Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares (b)	Victory VIF Diversified Stock Fund—Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$—	$203	$6,006	$—	$663	$30,759	$243,821	$—	$15
Mortality and expense risk charges	—	—	—	—	—	—	(35,340)	(840)	—
Administrative charges	—	—	—	—	—	—	(3,122)	(17)	—

Net investment income (loss)	—	203	6,006	—	663	30,759	205,359	(857)	15

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,963	1,075	120,026	833	11,183	85,340	3,833,370	2,575,856	90
Cost of investments sold	(4,194)	(877)	(125,149)	(783)	(10,766)	(92,779)	(2,726,041)	(2,622,529)	(80)

Net realized gain (loss) on investments	769	198	(5,123)	50	417	(7,439)	1,107,329	(46,673)	10
Realized gain distribution received	—	406	—	222	205	—	—	101,425	338
Change in unrealized appreciation (depreciation)
on investments	3,773	(1,103)	887	(106)	(1,534)	(28,754)	(955,304)	(64,370)	(446)

Net gain (loss) on investments	4,542	(499)	(4,236)	166	(912)	(36,193)	152,025	(9,618)	(98)

Net increase (decrease) in net assets resulting
from operations	$4,542	$(296)	$1,770	$166	$(249)	$(5,434)	$357,384	$(10,475)	$(83)

(b) Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares was liquided as of June 3, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP Balanced—Initial Class		MainStay VP Bond—Initial Class		MainStay VP Cash Management—Initial Class		MainStay VP Common Stock—Initial Class		MainStay VP Conservative Allocation—Initial Class		MainStay VP Convertible—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$119,276	$84,437	$682,419	$571,648	$(120,119)	$(127,889)	$803,590	$704,754	$327,085	$324,017	$1,110,358	$1,374,484
Net realized gain (loss) on investments	419,120	364,546	125,823	144,602	1,127	1,618	3,258,999	2,404,108	145,499	243,384	88,441	332,121
Realized gain distribution received	886,186	951,098	12,596	—	—	—	7,608,916	—	954,331	989,820	3,608,184	1,951,014
Change in unrealized appreciation (depreciation) on investments	(1,839,272)	(25,171)	(866,269)	1,147,681	(1,126)	(1,618)	(11,345,765)	9,927,115	(1,769,478)	(954,113)	(5,556,619)	(172,408)

Net increase (decrease) in net assets resulting from operations	(414,690)	1,374,910	(45,431)	1,863,931	(120,118)	(127,889)	325,740	13,035,977	(342,563)	603,108	(749,636)	3,485,211

Contributions and (Withdrawals):
Payments received from policyowners	1,694,128	1,317,955	3,150,239	3,277,190	7,149,151	7,112,096	6,671,080	6,514,169	1,394,343	1,238,860	3,888,457	3,799,706
Cost of insurance	(914,709)	(795,386)	(2,176,598)	(2,202,945)	(4,531,836)	(4,454,654)	(5,814,061)	(5,679,478)	(1,080,469)	(948,901)	(2,705,176)	(2,651,005)
Policyowners' surrenders	(727,395)	(655,604)	(1,735,521)	(1,872,524)	(7,404,515)	(6,154,541)	(3,945,434)	(4,927,714)	(880,642)	(491,875)	(2,656,481)	(2,329,295)
Net transfers from (to) Fixed Account	(167,613)	(328,381)	(537,965)	143,710	(1,489,044)	(1,720,581)	(2,210,153)	(1,667,936)	(80,282)	16,998	(564,298)	(455,245)
Transfers between Investment Divisions	370,359	412,696	(1,316,276)	(848,821)	8,248,245	3,331,561	(1,041,150)	(186,568)	1,586,273	377,598	(665,634)	380,593
Policyowners' death benefits	(76,913)	(69,515)	(126,451)	(159,469)	(113,594)	(37,659)	(289,144)	(231,361)	(95,207)	(97,499)	(226,918)	(108,017)

Net contributions and (withdrawals)	177,857	(118,235)	(2,742,572)	(1,662,859)	1,858,407	(1,923,778)	(6,628,862)	(6,178,888)	844,016	95,181	(2,930,050)	(1,363,263)

Increase (decrease) in net assets	(236,833)	1,256,675	(2,788,003)	201,072	1,738,289	(2,051,667)	(6,303,122)	6,857,089	501,453	698,289	(3,679,686)	2,121,948

NET ASSETS:
Beginning of period	14,274,304	13,017,629	35,546,163	35,345,091	41,076,252	43,127,919	104,022,186	97,165,097	15,669,250	14,970,961	48,846,415	46,724,467

End of period	$14,037,471	$14,274,304	$32,758,160	$35,546,163	$42,814,541	$41,076,252	$97,719,064	$104,022,186	$16,170,703	$15,669,250	$45,166,729	$48,846,415
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP Cornerstone Growth—Initial Class		MainStay VP Eagle Small Cap Growth—Initial Class		MainStay VP Emerging Markets Equity—Initial Class		MainStay VP Floating Rate—Initial Class		MainStay VP Government—Initial Class		MainStay VP Growth Allocation—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,152,620)	$43,977	$(200,600)	$(208,686)	$347,904	$345,088	$587,142	$592,147	$433,349	$498,231	$844,599	$507,437
Net realized gain (loss) on investments	4,161,273	5,686,093	1,185,678	1,290,293	(1,056,311)	(396,278)	(22,761)	76,253	(55,249)	(41,461)	934,677	567,894
Realized gain distribution received	24,257,281	37,726,890	5,747,473	233,699	—	—	—	—	—	60,845	3,760,559	2,918,710
Change in unrealized appreciation (depreciation) on investments	(23,506,397)	(28,781,010)	(7,272,907)	(347,102)	(5,383,598)	(5,457,640)	(567,200)	(566,329)	(352,214)	244,375	(7,314,771)	(1,896,761)

Net increase (decrease) in net assets resulting from operations	3,759,537	14,675,950	(540,356)	968,204	(6,092,005)	(5,508,830)	(2,819)	102,071	25,886	761,990	(1,774,936)	2,097,280

Contributions and (Withdrawals):
Payments received from policyowners	14,839,467	15,735,184	3,220,944	3,461,857	4,521,824	4,985,201	1,662,915	1,551,596	1,636,674	1,846,480	10,291,248	6,718,465
Cost of insurance	(12,831,785)	(12,945,702)	(2,535,285)	(2,556,292)	(2,204,165)	(2,542,078)	(877,542)	(849,226)	(1,278,107)	(1,324,218)	(3,579,049)	(2,568,268)
Policyowners' surrenders	(8,704,262)	(10,622,734)	(2,017,716)	(2,867,325)	(1,628,413)	(2,144,767)	(564,234)	(1,308,343)	(885,770)	(1,288,808)	(2,104,918)	(2,009,576)
Net transfers from (to) Fixed Account	(3,621,907)	(2,426,787)	(1,252,324)	(762,170)	(330,423)	(681,497)	(392,576)	(1,586)	(354,310)	131,041	(218,122)	(280,022)
Transfers between Investment Divisions	(2,367,543)	(2,424,291)	(1,531,983)	(1,720,958)	(2,473,148)	(2,044,177)	1,349,319	216,539	(45,416)	(185,307)	838,592	961,954
Policyowners' death benefits	(776,033)	(1,002,495)	(72,766)	(49,259)	(68,067)	(115,676)	(29,715)	(71,966)	(127,840)	(107,837)	(93,723)	(755)

Net contributions and (withdrawals)	(13,462,063)	(13,686,825)	(4,189,130)	(4,494,147)	(2,182,392)	(2,542,994)	1,148,167	(462,986)	(1,054,769)	(928,649)	5,134,028	2,821,798

Increase (decrease) in net assets	(9,702,526)	989,125	(4,729,486)	(3,525,943)	(8,274,397)	(8,051,824)	1,145,348	(360,915)	(1,028,883)	(166,659)	3,359,092	4,919,078

NET ASSETS:
Beginning of period	191,415,771	190,426,646	49,746,416	53,272,359	38,890,358	46,942,182	15,790,376	16,151,291	18,377,821	18,544,480	48,087,727	43,168,649

End of period	$181,713,245	$191,415,771	$45,016,930	$49,746,416	$30,615,961	$38,890,358	$16,935,724	$15,790,376	$17,348,938	$18,377,821	$51,446,819	$48,087,727
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP High Yield Corporate Bond—Initial Class		MainStay VP ICAP Select Equity—Initial Class		MainStay VP Income Builder—Initial Class		MainStay VP International Equity—Initial Class		MainStay VP Janus Balanced—Initial Class		MainStay VP Large Cap Growth—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,098,339	$7,372,995	$3,174,024	$1,407,177	$2,663,380	$3,402,440	$291,950	$159,329	$1,915,232	$1,324,854	$(151,842)	$(148,404)
Net realized gain (loss) on investments	119,943	439,115	2,651,802	2,624,303	523,565	389,630	(1,507,780)	(1,774,029)	2,444,119	2,527,851	2,742,260	2,170,710
Realized gain distribution received	—	—	15,390,428	—	2,275,731	2,692,397	—	—	8,427,331	2,366,707	5,978,016	5,113,610
Change in unrealized appreciation (depreciation) on investments	(9,454,053)	(5,804,693)	(26,968,407)	7,611,105	(7,971,649)	(1,754,907)	3,788,735	267,685	(12,402,515)	4,500,908	(5,804,922)	(2,555,746)

Net increase (decrease) in net assets resulting from operations	(2,235,771)	2,007,417	(5,752,153)	11,642,585	(2,508,973)	4,729,560	2,572,905	(1,347,015)	384,167	10,720,320	2,763,512	4,580,170

Contributions and (Withdrawals):
Payments received from policyowners	12,945,116	12,858,983	9,876,015	10,442,514	4,709,737	4,697,638	4,224,925	4,447,432	9,201,979	9,208,699	4,444,264	4,078,063
Cost of insurance	(8,291,991)	(8,320,858)	(7,497,449)	(7,609,238)	(3,992,550)	(4,037,213)	(2,525,223)	(2,521,497)	(7,553,131)	(7,470,354)	(2,600,708)	(2,383,460)
Policyowners' surrenders	(6,104,734)	(7,200,003)	(6,539,080)	(7,140,965)	(2,887,070)	(2,615,615)	(1,918,315)	(2,423,064)	(6,002,843)	(7,005,530)	(2,089,940)	(2,263,584)
Net transfers from (to) Fixed Account	(940,366)	(1,158,451)	(2,336,680)	(1,504,620)	(903,698)	(1,281,031)	(817,855)	(534,849)	(1,943,534)	(2,249,767)	(1,020,939)	(759,791)
Transfers between Investment Divisions	(4,579,709)	(3,956,371)	(1,969,433)	(2,328,616)	291,093	416,567	(1,022,110)	(1,468,723)	(1,416,205)	271,634	1,902,651	(173,874)
Policyowners' death benefits	(934,972)	(1,008,100)	(360,068)	(499,764)	(328,858)	(438,396)	(52,736)	(87,673)	(376,042)	(559,294)	(92,307)	(18,780)

Net contributions and (withdrawals)	(7,906,656)	(8,784,800)	(8,826,695)	(8,640,689)	(3,111,346)	(3,258,050)	(2,111,314)	(2,588,374)	(8,089,776)	(7,804,612)	543,021	(1,521,426)

Increase (decrease) in net assets	(10,142,427)	(6,777,383)	(14,578,848)	3,001,896	(5,620,319)	1,471,510	461,591	(3,935,389)	(7,705,609)	2,915,708	3,306,533	3,058,744

NET ASSETS:
Beginning of period	130,498,982	137,276,365	146,519,295	143,517,399	65,268,167	63,796,657	45,210,127	49,145,516	137,763,640	134,847,932	48,108,663	45,049,919

End of period	$120,356,555	$130,498,982	$131,940,447	$146,519,295	$59,647,848	$65,268,167	$45,671,718	$45,210,127	$130,058,031	$137,763,640	$51,415,196	$48,108,663
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Mainstay VP Marketfield—Initial Class		MainStay VP MFS® Utilities—Initial Class		MainStay VP Mid Cap Core—Initial Class		MainStay VP Moderate Allocation—Initial Class		MainStay VP Moderate Growth Allocation—Initial Class		MainStay VP PIMCO Real Return—Initial Class
	2015	2014 (a)	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(2,153)	$(650)	$1,363,371	$501,673	$288,635	$240,072	$903,042	$782,250	$1,480,762	$1,011,608	$384,763	$58,611
Net realized gain (loss) on investments	(30,741)	30	455,026	558,547	3,862,341	5,202,791	785,789	1,062,893	753,877	665,607	(387,684)	(85,213)
Realized gain distribution received	—	—	2,598,602	1,399,068	13,572,588	14,210,681	3,299,079	2,708,665	5,864,094	4,265,199	—	864,859
Change in unrealized appreciation (depreciation) on investments	(140,691)	(63,496)	(9,922,293)	949,878	(21,586,723)	(6,264,356)	(5,819,878)	(2,866,228)	(9,934,051)	(3,261,420)	(229,609)	(623,763)

Net increase (decrease) in net assets resulting from operations	(173,585)	(64,116)	(5,505,294)	3,409,166	(3,863,159)	13,389,188	(831,968)	1,687,580	(1,835,318)	2,680,994	(232,530)	214,494

Contributions and (Withdrawals):
Payments received from policyowners	1,409,043	432,841	5,863,851	5,020,552	7,825,039	7,736,892	4,412,643	4,250,222	10,438,559	8,879,268	1,282,014	1,476,751
Cost of insurance	(345,663)	(60,951)	(2,306,526)	(1,931,092)	(5,340,833)	(5,164,418)	(2,333,659)	(2,144,864)	(4,462,716)	(3,906,427)	(596,430)	(618,722)
Policyowners' surrenders	(81,641)	(3,892)	(1,309,209)	(1,237,898)	(4,554,615)	(5,271,146)	(1,607,198)	(1,777,293)	(3,109,463)	(3,117,790)	(542,181)	(616,756)
Net transfers from (to) Fixed Account	295,400	62,047	(155,340)	(317,288)	(1,968,718)	(1,607,682)	230,469	1,185,611	(47,824)	2,268,262	(680,875)	101,566
Transfers between Investment Divisions	389,200	796,638	530,341	3,741,308	(1,850,777)	(2,793,772)	152,614	784,610	535,320	1,740,007	(366,946)	(667,082)
Policyowners' death benefits	(203)	—	(73,416)	(23,892)	(244,891)	(315,463)	(177,565)	(149,435)	(367,987)	(36,295)	(15,923)	(97,431)

Net contributions and (withdrawals)	1,666,136	1,226,683	2,549,701	5,251,690	(6,134,795)	(7,415,589)	677,304	2,148,851	2,985,889	5,827,025	(920,341)	(421,674)

Increase (decrease) in net assets	1,492,551	1,162,567	(2,955,593)	8,660,856	(9,997,954)	5,973,599	(154,664)	3,836,431	1,150,571	8,508,019	(1,152,871)	(207,180)

NET ASSETS:
Beginning of period	1,162,567	—	35,334,830	26,673,974	105,580,888	99,607,289	41,705,588	37,869,157	66,849,022	58,341,003	9,465,430	9,672,610

End of period	$2,655,118	$1,162,567	$32,379,237	$35,334,830	$95,582,934	$105,580,888	$41,550,924	$41,705,588	$67,999,593	$66,849,022	$8,312,559	$9,465,430

(a) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MainStay VP S&P 500 Index—Initial Class		MainStay VP T. Rowe Price Equity Income—Initial Class		MainStay VP Unconstrained Bond—Initial Class		MainStay VP U.S. Small Cap—Initial Class		MainStay VP Van Eck Global Hard Assets—Initial Class		AB® VPS International Value Portfolio—Class A
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,944,000	$2,978,053	$1,069,812	$891,428	$267,579	$173,869	$75,645	$15,447	$48,087	$77,842	$7	$11
Net realized gain (loss) on investments	9,660,783	9,873,490	1,491,880	1,828,832	(47,899)	(9,139)	1,068,239	1,215,040	(1,261,868)	24,705	2	3
Realized gain distribution received	3,595,849	—	3,970,635	3,776,901	—	—	2,618,059	1,811,344	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(14,102,730)	22,607,463	(11,948,217)	(942,953)	(472,477)	(138,684)	(4,776,651)	(1,510,940)	(10,938,538)	(8,574,442)	(2)	(33)

Net increase (decrease) in net assets resulting from operations	2,097,902	35,459,006	(5,415,890)	5,554,208	(252,797)	26,046	(1,014,708)	1,530,891	(12,152,319)	(8,471,895)	7	(19)

Contributions and (Withdrawals):
Payments received from policyowners	21,720,449	19,572,974	5,437,852	5,650,302	2,984,665	1,444,784	2,722,626	2,580,046	5,454,970	5,697,747	1	—
Cost of insurance	(16,073,729)	(15,449,030)	(3,630,382)	(3,631,330)	(765,345)	(333,786)	(1,413,150)	(1,358,845)	(2,132,965)	(2,641,776)	(19)	(19)
Policyowners' surrenders	(13,256,923)	(13,661,192)	(3,011,942)	(3,932,372)	(263,505)	(188,665)	(1,524,683)	(1,337,174)	(1,857,802)	(1,855,397)	—	—
Net transfers from (to) Fixed Account	(3,530,714)	(3,947,209)	(907,777)	(966,016)	460,216	391,447	(411,034)	(653,870)	(327,956)	(782,065)	—	—
Transfers between Investment Divisions	2,191,818	(881,048)	(1,604,858)	(1,007,833)	752,576	1,556,781	44,354	(57,326)	(639,087)	(686,048)	—	—
Policyowners' death benefits	(712,895)	(926,252)	(174,959)	(209,759)	(21,283)	(16,354)	(32,930)	(4,381)	(41,724)	(22,094)	—	—

Net contributions and (withdrawals)	(9,661,994)	(15,291,757)	(3,892,066)	(4,097,008)	3,147,324	2,854,207	(614,817)	(831,550)	455,436	(289,633)	(18)	(19)

Increase (decrease) in net assets	(7,564,092)	20,167,249	(9,307,956)	1,457,200	2,894,527	2,880,253	(1,629,525)	699,341	(11,696,883)	(8,761,528)	(11)	(38)

NET ASSETS:
Beginning of period	304,362,900	284,195,651	78,796,204	77,339,004	6,120,520	3,240,267	25,660,691	24,961,350	37,010,492	45,772,020	285	323

End of period	$296,798,808	$304,362,900	$69,488,248	$78,796,204	$9,015,047	$6,120,520	$24,031,166	$25,660,691	$25,313,609	$37,010,492	$274	$285
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	AB® VPS Small/Mid Cap Value Portfolio—Class A		Alger Capital Appreciation Portfolio—Class I-2		American Century Investments® VP Inflation Protection Fund—Class II		American Century Investments® VP International Fund—Class II		American Century Investments® VP Value Fund—Class II		American Funds IS® Global Small Capitalization Fund—Class 2
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$50,604	$40,112	$1,479	$1,597	$5,572	$3,583	$5,025	$30,849	$40,061	$28,058	$(267)
Net realized gain (loss) on investments	229,156	317,011	130,509	69,243	(1,678)	(724)	73,724	64,431	63,518	109,288	(4,967)
Realized gain distribution received	1,418,957	986,151	196,083	255,405	—	6,627	—	—	—	—	3,302
Change in unrealized appreciation (depreciation) on investments	(2,212,266)	(609,001)	(223,158)	(125,394)	(10,810)	(921)	(80,355)	(213,841)	(184,078)	111,856	(24,810)

Net increase (decrease) in net assets resulting from operations	(513,549)	734,273	104,913	200,851	(6,916)	8,565	(1,606)	(118,561)	(80,499)	249,202	(26,742)

Contributions and (Withdrawals):
Payments received from policyowners	1,333,732	1,236,568	31,918	40,278	4,096	15,853	54,754	160,918	27,720	128,081	72,047
Cost of insurance	(530,821)	(519,351)	(44,022)	(35,160)	(3,481)	(3,736)	(80,992)	(67,421)	(37,274)	(33,674)	(10,616)
Policyowners' surrenders	(302,449)	(438,125)	(115,807)	(55,775)	—	(6,017)	—	(103,779)	(15,340)	(241,325)	(630)
Net transfers from (to) Fixed Account	(59,308)	(42,419)	(15,069)	(21,739)	(43)	(4,845)	(24,534)	(70,303)	(7)	(7)	(3,855)
Transfers between Investment Divisions	(218,260)	21,588	110,114	212,167	(20,461)	11,006	312,440	(78,068)	36,251	(774)	239,714
Policyowners' death benefits	(1,553)	(1,534)	—	—	—	—	—	(119)	—	—	—

Net contributions and (withdrawals)	221,341	256,727	(32,866)	139,771	(19,889)	12,261	261,668	(158,772)	11,350	(147,699)	296,660

Increase (decrease) in net assets	(292,208)	991,000	72,047	340,622	(26,805)	20,826	260,062	(277,333)	(69,149)	101,503	269,918

NET ASSETS:
Beginning of period	8,836,596	7,845,596	1,700,423	1,359,801	285,276	264,450	1,954,712	2,232,045	1,961,197	1,859,694	—

End of period	$8,544,388	$8,836,596	$1,772,470	$1,700,423	$258,471	$285,276	$2,214,774	$1,954,712	$1,892,048	$1,961,197	$269,918
_____________
(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	American Funds IS® New World Fund®—Class 2		BlackRock® Global Allocation V.I. Fund—Class III		BlackRock® High Yield V.I. Fund—Class I		Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Variable Portfolio—Small Cap Value Fund—Class 2
	2015	2014 (a)	2015	2014	2015	2014 (a)	2015 (b)	2015 (b)	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$11,596	$10,063	$95,048	$185,324	$51,361	$9,481	$(45)	$(21)	$127	$52
Net realized gain (loss) on investments	(45,593)	(3,435)	(26,597)	78,871	(10,400)	(19)	(495)	(50)	(69)	7
Realized gain distribution received	125,176	11,677	640,339	767,547	9,013	3,016	—	—	1,466	1,378
Change in unrealized appreciation (depreciation) on investments	(218,667)	(121,264)	(880,319)	(894,825)	(114,251)	(19,997)	(5,985)	(316)	(3,040)	(1,014)

Net increase (decrease) in net assets resulting from operations	(127,488)	(102,959)	(171,529)	136,917	(64,277)	(7,519)	(6,525)	(387)	(1,516)	423

Contributions and (Withdrawals):
Payments received from policyowners	981,192	263,033	2,058,619	1,917,197	276,875	111,012	10,625	5,963	5,952	3,763
Cost of insurance	(243,058)	(37,106)	(740,182)	(636,839)	(63,405)	(12,820)	(1,535)	(725)	(944)	(534)
Policyowners' surrenders	(43,932)	(2,011)	(781,146)	(395,149)	(5,109)	(263)	(1,633)	(308)	(622)	—
Net transfers from (to) Fixed Account	149,173	15,365	128,143	810,648	(22,291)	12,218	2,130	1	—	483
Transfers between Investment Divisions	1,330,070	1,038,392	1,154,242	383,612	643,464	474,320	37,404	14,094	—	7,751
Policyowners' death benefits	(3,200)	—	(9,055)	(30,652)	—	—	—	—	—	—

Net contributions and (withdrawals)	2,170,245	1,277,673	1,810,621	2,048,817	829,534	584,467	46,991	19,025	4,386	11,463

Increase (decrease) in net assets	2,042,757	1,174,714	1,639,092	2,185,734	765,257	576,948	40,466	18,638	2,870	11,886

NET ASSETS:
Beginning of period	1,174,714	—	8,899,488	6,713,754	576,948	—	—	—	19,484	7,598

End of period	$3,217,471	$1,174,714	$10,538,580	$8,899,488	$1,342,205	$576,948	$40,466	$18,638	$22,354	$19,484
_____________
(a) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.
(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Delaware VIP® Diversified Income Series—Standard Class		Delaware VIP® Emerging Markets Series—Standard Class		Delaware VIP® International Value Equity Series—Standard Class		Delaware VIP® Small Cap Value Series—Standard Class		Delaware VIP® Value Series—Standard Class		Deutsche Small Cap Index VIP—Class A
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,202	$1,010	$11,212	$5,136	$225	$182	$21,601	$9,961	$924	$1,136	$565	$274
Net realized gain (loss) on investments	(406)	(3)	(25,185)	25,187	119	488	63,328	57,222	4,887	10,177	(1,508)	2,323
Realized gain distribution received	808	—	33,027	5,122	—	—	459,222	285,016	—	—	4,067	1,561
Change in unrealized appreciation (depreciation) on investments	(2,376)	1,283	(281,735)	(165,276)	(305)	(1,515)	(838,789)	(149,506)	(5,930)	(3,007)	(4,838)	(2,839)

Net increase (decrease) in net assets resulting from operations	228	2,290	(262,681)	(129,831)	39	(845)	(294,638)	202,693	(119)	8,306	(1,714)	1,319

Contributions and (Withdrawals):
Payments received from policyowners	6,804	8,716	678,996	597,404	1,007	1,641	933,499	758,355	7,853	11,163	10,324	8,036
Cost of insurance	(2,212)	(2,262)	(166,369)	(149,899)	(454)	(464)	(255,809)	(203,469)	(2,286)	(2,883)	(1,370)	(1,259)
Policyowners' surrenders	—	(7,464)	(70,820)	(80,618)	—	(3,710)	(110,807)	(87,526)	(11,124)	(14,467)	(6,286)	(5,665)
Net transfers from (to) Fixed Account	(82)	(1,796)	48,679	230,066	36	235	156,074	244,965	(557)	(1,328)	(16,939)	(396)
Transfers between Investment Divisions	(51,723)	46,803	(89,995)	211,606	557	—	(180,491)	584,375	3,246	(14,589)	6,432	(1,967)
Policyowners' death benefits	—	—	(4,445)	—	—	—	—	—	—	—	—	—

Net contributions and (withdrawals)	(47,213)	43,997	396,046	808,559	1,146	(2,298)	542,466	1,296,700	(2,868)	(22,104)	(7,839)	(1,251)

Increase (decrease) in net assets	(46,985)	46,287	133,365	678,728	1,185	(3,143)	247,828	1,499,393	(2,987)	(13,798)	(9,553)	68

NET ASSETS:
Beginning of period	89,966	43,679	1,645,069	966,341	10,572	13,715	4,303,451	2,804,058	52,516	66,314	28,236	28,168

End of period	$42,981	$89,966	$1,778,434	$1,645,069	$11,757	$10,572	$4,551,279	$4,303,451	$49,529	$52,516	$18,683	$28,236
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Deutsche Small Mid Cap Value VIP—Class A		DFA VA Global Bond Portfolio		DFA VA International Small Portfolio		DFA VA International Value Portfolio		DFA VA Short-Term Fixed Portfolio		DFA VA U.S. Large Value Portfolio
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,127	$22,760	$1,245	$392	$1,230	$870	$1,766	$1,965	$139	$78	$2,257	$1,614
Net realized gain (loss) on investments	189,415	210,541	(119)	(14)	(2,772)	3,227	549	1,143	(10)	(1)	1,049	4,171
Realized gain distribution received	346,710	19,037	331	29	1,902	871	—	—	43	23	5,018	1,611
Change in unrealized appreciation (depreciation) on investments	(634,039)	(41,095)	(1,595)	(197)	815	(8,053)	(6,111)	(6,617)	(37)	(84)	(11,998)	(531)

Net increase (decrease) in net assets resulting from operations	(94,787)	211,243	(138)	210	1,175	(3,085)	(3,796)	(3,509)	135	16	(3,674)	6,865

Contributions and (Withdrawals):
Payments received from policyowners	612,775	558,679	4,672	2,728	9,792	9,222	16,425	16,345	10,857	8,344	24,162	23,452
Cost of insurance	(250,723)	(231,626)	(2,238)	(1,168)	(4,266)	(3,230)	(5,299)	(4,428)	(4,454)	(3,268)	(11,246)	(8,954)
Policyowners' surrenders	(144,412)	(154,952)	(3,571)	—	(4,727)	—	(4,479)	—	(4,149)	—	—	(7,636)
Net transfers from (to) Fixed Account	(37,700)	(17,851)	359	5,210	377	177	930	1,267	1,018	3,474	1,713	5,975
Transfers between Investment Divisions	(195,760)	(77,500)	60,792	7,506	16,201	(22,138)	999	6,994	—	9,382	2,554	2,313
Policyowners' death benefits	(278)	2,596	—	—	—	—	—	—	—	—	—	—

Net contributions and (withdrawals)	(16,098)	79,346	60,014	14,276	17,377	(15,969)	8,576	20,178	3,272	17,932	17,183	15,150

Increase (decrease) in net assets	(110,885)	290,589	59,876	14,486	18,552	(19,054)	4,780	16,669	3,407	17,948	13,509	22,015

NET ASSETS:
Beginning of period	4,151,368	3,860,779	19,372	4,886	40,848	59,902	49,618	32,949	42,460	24,512	92,727	70,712

End of period	$4,040,483	$4,151,368	$79,248	$19,372	$59,400	$40,848	$54,398	$49,618	$45,867	$42,460	$106,236	$92,727
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio—Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares		Fidelity® VIP Contrafund® Portfolio—Initial Class		Fidelity® VIP Equity-Income Portfolio—Initial Class		Fidelity® VIP Freedom 2020 Portfolio—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$994	$624	$(44,399)	$(43,727)	$—	$—	$1,503,730	$1,281,348	$2,132,420	$1,894,795	$9,123	$5,920
Net realized gain (loss) on investments	178	15,967	761,234	823,440	21,331	15,188	2,270,901	3,608,099	(818,688)	(99,991)	4,397	1,210
Realized gain distribution received	5,157	3,297	1,973,188	964,080	39,616	—	20,119,172	4,447,026	6,983,412	1,068,621	2,438	4,046
Change in unrealized appreciation (depreciation) on investments	(10,422)	(16,638)	(1,588,953)	(571,135)	(117,618)	28,687	(23,119,929)	14,756,295	(11,561,525)	3,313,079	(21,507)	437

Net increase (decrease) in net assets resulting from operations	(4,093)	3,250	1,101,070	1,172,658	(56,671)	43,875	773,874	24,092,768	(3,264,381)	6,176,504	(5,549)	11,613

Contributions and (Withdrawals):
Payments received from policyowners	14,997	13,180	2,022,366	1,936,725	2,784	28,315	17,601,064	15,982,187	5,170,910	5,319,709	76,351	71,374
Cost of insurance	(8,238)	(8,031)	(1,173,463)	(1,132,305)	(19,812)	(16,683)	(11,622,832)	(10,757,719)	(3,754,107)	(3,787,626)	(34,675)	(22,773)
Policyowners' surrenders	—	(5,993)	(910,260)	(884,964)	—	(34,380)	(9,871,716)	(11,168,223)	(2,995,287)	(3,607,274)	(5,560)	(1,177)
Net transfers from (to) Fixed Account	1,935	3,835	(213,958)	(218,057)	216	225	(2,237,160)	(2,368,489)	(752,099)	(791,546)	7,103	16,035
Transfers between Investment Divisions	(79)	(14,993)	284,104	(5,361)	(12,038)	10,379	(4,407,780)	(1,822,208)	(276,112)	(827,210)	105,256	237,011
Policyowners' death benefits	—	—	(61,210)	(32,715)	—	—	(506,203)	(466,648)	(132,983)	(614,490)	—	—

Net contributions and (withdrawals)	8,615	(12,002)	(52,421)	(336,677)	(28,850)	(12,144)	(11,044,627)	(10,601,100)	(2,739,678)	(4,308,437)	148,475	300,470

Increase (decrease) in net assets	4,522	(8,752)	1,048,649	835,981	(85,521)	31,731	(10,270,753)	13,491,668	(6,004,059)	1,868,067	142,926	312,083

NET ASSETS:
Beginning of period	68,863	77,615	18,853,510	18,017,529	2,573,297	2,541,566	228,026,509	214,534,841	77,772,213	75,904,146	435,772	123,689

End of period	$73,385	$68,863	$19,902,159	$18,853,510	$2,487,776	$2,573,297	$217,755,756	$228,026,509	$71,768,154	$77,772,213	$578,698	$435,772
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Fidelity® VIP Freedom 2030 Portfolio—Initial Class		Fidelity® VIP Freedom 2040 Portfolio—Initial Class		Fidelity® VIP Growth Opportunities Portfolio—Initial Class		Fidelity® VIP Growth Portfolio—Initial Class		Fidelity® VIP Index 500 Portfolio—Initial Class		Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
	2015	2014	2015	2014	2015	2014 (a)	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$10,359	$6,360	$19,283	$8,988	$(346)	$264	$14,447	$9,584	$286,431	$208,424	$27,201	$26,533
Net realized gain (loss) on investments	(1,070)	6,691	9,267	14,340	21,738	187	34,507	44,706	51,421	449,920	11,864	5,472
Realized gain distribution received	3,439	6,620	7,384	9,271	208,288	173	162,928	—	8,503	11,571	818	424
Change in unrealized appreciation (depreciation) on investments	(24,965)	(5,432)	(54,894)	(4,130)	(196,694)	12,448	162,759	479,251	(173,704)	1,061,903	(44,320)	28,539

Net increase (decrease) in net assets resulting from operations	(12,237)	14,239	(18,960)	28,469	32,986	13,072	374,641	533,541	172,651	1,731,818	(4,437)	60,968

Contributions and (Withdrawals):
Payments received from policyowners	214,375	122,985	392,392	220,314	301,704	24,570	5,342	6,205	125,388	132,203	24,664	42,169
Cost of insurance	(64,655)	(45,613)	(107,550)	(68,193)	(86,141)	(4,494)	(38,426)	(33,355)	(155,682)	(155,117)	(32,936)	(30,434)
Policyowners' surrenders	(35,340)	(36,382)	(61,607)	(95,759)	(77,600)	(617)	—	—	(12,740)	(1,222,484)	(4,355)	(15,504)
Net transfers from (to) Fixed Account	25,456	122,841	(14,236)	77,787	(5,409)	3,287	(37,620)	(61,303)	(36,143)	(43,385)	(1,772)	2,261
Transfers between Investment Divisions	56,024	156,558	358,570	264,737	1,874,590	218,692	58,481	(47,206)	793,917	285,466	(176,006)	136,256
Policyowners' death benefits	—	—	—	—	—	—	—	—	—	(355)	—	(415)

Net contributions and (withdrawals)	195,860	320,389	567,569	398,886	2,007,144	241,438	(12,223)	(135,659)	714,740	(1,003,672)	(190,405)	134,333

Increase (decrease) in net assets	183,623	334,628	548,609	427,355	2,040,130	254,510	362,418	397,882	887,391	728,146	(194,842)	195,301

NET ASSETS:
Beginning of period	487,391	152,763	674,817	247,462	254,510	—	5,209,143	4,811,261	13,299,771	12,571,625	1,219,822	1,024,521

End of period	$671,014	$487,391	$1,223,426	$674,817	$2,294,640	$254,510	$5,571,561	$5,209,143	$14,187,162	$13,299,771	$1,024,980	$1,219,822

(a) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Fidelity® VIP Mid Cap Portfolio—Initial Class		Fidelity® VIP Overseas Portfolio—Initial Class		Invesco V.I. American Value Fund—Series I Shares		Invesco V.I. Global Real Estate Fund—Series I Shares		Invesco V.I. International Growth Fund—Series I Shares		Janus Aspen Enterprise Portfolio—Institutional Shares
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$40,887	$15,721	$90,419	$85,027	$3,491	$3,603	$1,103	$580	$149,864	$139,069	$4,207	$949
Net realized gain (loss) on investments	38,268	95,816	(12,896)	(53,547)	58,242	60,239	697	1,488	258,555	215,095	12,200	73,005
Realized gain distribution received	988,271	155,449	6,673	1,621	312,129	127,520	—	—	—	—	61,609	40,613
Change in unrealized appreciation (depreciation) on investments	(1,241,633)	177,727	123,616	(564,961)	(621,497)	(49,919)	(2,288)	3,393	(728,640)	(368,819)	(62,184)	(44,065)

Net increase (decrease) in net assets resulting from operations	(174,207)	444,713	207,812	(531,860)	(247,635)	141,443	(488)	5,461	(320,221)	(14,655)	15,832	70,502

Contributions and (Withdrawals):
Payments received from policyowners	1,201,050	757,441	53,763	53,165	616,046	354,493	7,340	8,738	2,615,660	1,941,309	30,109	88,121
Cost of insurance	(398,969)	(241,488)	(76,728)	(77,390)	(183,918)	(114,788)	(2,033)	(2,015)	(740,689)	(582,402)	(17,686)	(16,661)
Policyowners' surrenders	(172,396)	(196,029)	(14,111)	(470,628)	(56,779)	(37,756)	(10,242)	(7,256)	(396,690)	(222,528)	(28,714)	(131,074)
Net transfers from (to) Fixed Account	142,447	140,667	(3,931)	(7,097)	(33,574)	76,324	(560)	(1,457)	155,100	74,057	(8,960)	(623)
Transfers between Investment Divisions	658,601	1,209,361	408,631	267,822	429,179	513,509	35	(1,080)	(83,393)	500,213	211,443	376
Policyowners' death benefits	—	(341)	—	37	—	—	—	—	(8,916)	(2,707)	—	7

Net contributions and (withdrawals)	1,430,733	1,669,611	367,624	(234,091)	770,954	791,782	(5,460)	(3,070)	1,541,072	1,707,942	186,192	(59,854)

Increase (decrease) in net assets	1,256,526	2,114,324	575,436	(765,951)	523,319	933,225	(5,948)	2,391	1,220,851	1,693,287	202,024	10,648

NET ASSETS:
Beginning of period	8,038,900	5,924,576	5,887,277	6,653,228	1,915,880	982,655	37,658	35,267	10,416,132	8,722,845	532,266	521,618

End of period	$9,295,426	$8,038,900	$6,462,713	$5,887,277	$2,439,199	$1,915,880	$31,710	$37,658	$11,636,983	$10,416,132	$734,290	$532,266
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Janus Aspen Forty Portfolio—Institutional Shares		Janus Aspen Global Research Portfolio—Institutional Shares		LVIP Baron Growth Opportunities Fund—Service Class		MFS® International Value Portfolio—Initial Class		MFS® Investors Trust Series—Initial Class		MFS® New Discovery Series—Initial Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$19	$144,811	$541,421	$—	$17	$94,723	$66,478	$12,639	$3,331	$(4,860)	$(6,197)
Net realized gain (loss) on investments	(6,605)	3,119	2,671,129	3,016,347	272	1,075	123,980	58,843	(2,902)	10,366	43,551	160,149
Realized gain distribution received	7,408	3,465	—	—	808	53	56,354	—	158,475	28,486	151,425	1,149,267
Change in unrealized appreciation (depreciation) on investments	684	(5,639)	(5,229,215)	2,740,070	(1,656)	(694)	(5,914)	(96,169)	(176,616)	(1,056)	(269,390)	(1,731,972)

Net increase (decrease) in net assets resulting from operations	1,487	964	(2,413,275)	6,297,838	(576)	451	269,143	29,152	(8,404)	41,127	(79,274)	(428,753)

Contributions and (Withdrawals):
Payments received from policyowners	437	1,679	7,155,283	7,235,265	2,283	2,815	870,831	664,793	909,608	209,498	384,282	496,405
Cost of insurance	(1,198)	(976)	(5,376,318)	(5,378,204)	(471)	(534)	(267,882)	(179,751)	(234,042)	(37,207)	(159,327)	(175,684)
Policyowners' surrenders	(6,689)	(10,381)	(4,176,233)	(5,135,222)	—	(3,834)	(125,579)	(171,645)	(11,161)	(1,799)	(58,911)	(186,222)
Net transfers from (to) Fixed Account	(449)	213	(1,228,094)	(1,554,022)	(609)	—	184,896	122,598	144,332	10,752	(12,280)	23,988
Transfers between Investment Divisions	27,195	(1,599)	(333,121)	(817,387)	(85)	311	918,787	1,011,366	371,889	168,294	(887,758)	(292,877)
Policyowners' death benefits	—	—	(202,365)	(235,135)	—	—	(4,991)	—	(210)	—	(5,176)	(178)

Net contributions and (withdrawals)	19,296	(11,064)	(4,160,848)	(5,884,705)	1,118	(1,242)	1,576,062	1,447,361	1,180,416	349,538	(739,170)	(134,568)

Increase (decrease) in net assets	20,783	(10,100)	(6,574,123)	413,133	542	(791)	1,845,205	1,476,513	1,172,012	390,665	(818,444)	(563,321)

NET ASSETS:
Beginning of period	13,024	23,124	94,489,809	94,076,676	9,390	10,181	4,431,339	2,954,826	614,647	223,982	5,283,295	5,846,616

End of period	$33,807	$13,024	$87,915,686	$94,489,809	$9,932	$9,390	$6,276,544	$4,431,339	$1,786,659	$614,647	$4,464,851	$5,283,295
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	MFS® Research Series—Initial Class		MFS® Total Return Bond Series—Initial Class		MFS® Value Series—Initial Class		Neuberger Berman AMT Mid Cap Growth Portfolio—Class I		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class		PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014 (a)	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,672	$5,597	$514	$352	$145	$74	$(6,778)	$(2,857)	$78,569	$3,748	$5,109	$8,392
Net realized gain (loss) on investments	40,830	127,393	1,450	2	64	70	(251,393)	111,278	5,727	664	(6,454)	(12,036)
Realized gain distribution received	81,603	68,383	—	—	364	150	554,200	1,044,281	13,575	4,631	—	8,668
Change in unrealized appreciation (depreciation) on investments	(119,553)	(104,322)	(1,686)	599	(640)	210	(471,460)	(961,703)	(100,968)	15,998	(10,531)	2,050

Net increase (decrease) in net assets resulting from operations	8,552	97,051	278	953	(67)	504	(175,431)	190,999	(3,097)	25,041	(11,876)	7,074

Contributions and (Withdrawals):
Payments received from policyowners	264,951	170,785	3,166	3,764	1,617	1,635	1,334,919	488,922	890,315	258,724	6,896	26,736
Cost of insurance	(82,283)	(66,340)	(1,281)	(764)	(253)	(193)	(403,317)	(136,359)	(233,035)	(30,200)	(11,301)	(11,296)
Policyowners' surrenders	(34,114)	(94,252)	—	—	—	—	(639,781)	(63,619)	(133,953)	(1,192)	—	(41,889)
Net transfers from (to) Fixed Account	(35,899)	12,553	—	—	—	—	112,799	(120,838)	196,721	33,792	(24)	(3,219)
Transfers between Investment Divisions	(26,937)	93,937	(16,754)	73,141	(18)	599	3,379,346	195,360	1,233,238	557,381	(47,295)	(684)
Policyowners' death benefits	—	(60)	—	—	—	—	(4,561)	(323)	(12,988)	—	—	—

Net contributions and (withdrawals)	85,718	116,623	(14,869)	76,141	1,346	2,041	3,779,405	363,143	1,940,298	818,505	(51,724)	(30,352)

Increase (decrease) in net assets	94,270	213,674	(14,591)	77,094	1,279	2,545	3,603,974	554,142	1,937,201	843,546	(63,600)	(23,278)

NET ASSETS:
Beginning of period	1,008,788	795,114	85,405	8,311	5,111	2,566	2,843,271	2,289,129	843,546	—	294,138	317,416

End of period	$1,103,058	$1,008,788	$70,814	$85,405	$6,390	$5,111	$6,447,245	$2,843,271	$2,780,747	$843,546	$230,538	$294,138

(a) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	PIMCO VIT Low Duration Portfolio—Administrative Class		PIMCO VIT Total Return Portfolio—Administrative Class		PIMCO VIT Total Return Portfolio—Institutional Class		Royce Micro-Cap Portfolio—Investment Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price International Stock Portfolio
	2015	2014	2015	2014	2015	2014 (a)	2015	2014	2015	2014	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$12,109	$4,056	$89,248	$46,728	$117,371	$5,352	$(31,958)	$(37,925)	$—	$—	$203	$202
Net realized gain (loss) on investments	129	979	830	7,939	(1,626)	64	601,296	664,837	769	11,738	198	3,038
Realized gain distribution received	—	—	18,533	—	28,334	—	863,413	1,343,192	—	—	406	107
Change in unrealized appreciation (depreciation) on investments	(11,104)	(1,952)	(96,646)	36,255	(160,988)	(1,525)	(3,511,235)	(2,646,743)	3,773	(8,282)	(1,103)	(3,454)

Net increase (decrease) in net assets resulting from operations	1,134	3,083	11,965	90,922	(16,909)	3,891	(2,078,484)	(676,639)	4,542	3,456	(296)	(107)

Contributions and (Withdrawals):
Payments received from policyowners	12,550	13,113	65,479	102,330	859,305	224,292	2,303,966	2,324,956	8,699	7,079	4,280	4,583
Cost of insurance	(21,126)	(18,927)	(72,786)	(65,262)	(223,642)	(28,841)	(986,237)	(1,023,550)	(1,722)	(3,182)	(1,008)	(1,215)
Policyowners' surrenders	—	—	(10,660)	(100,360)	(80,040)	(955)	(744,015)	(666,687)	—	(7,602)	—	(3,962)
Net transfers from (to) Fixed Account	—	(5,437)	(918)	(9,225)	177,652	31,264	(207,674)	(45,432)	(1,498)	(659)	(652)	(4,127)
Transfers between Investment Divisions	—	256	(288,956)	(50,028)	1,426,477	329,765	(1,082,552)	(978,949)	(3,518)	1,446	(490)	(2,518)
Policyowners' death benefits	—	—	—	—	—	—	(12,367)	(18,615)	—	—	—	—

Net contributions and (withdrawals)	(8,576)	(10,995)	(307,841)	(122,545)	2,159,752	555,525	(728,879)	(408,277)	1,961	(2,918)	2,130	(7,239)

Increase (decrease) in net assets	(7,442)	(7,912)	(295,876)	(31,623)	2,142,843	559,416	(2,807,363)	(1,084,916)	6,503	538	1,834	(7,346)

NET ASSETS:
Beginning of period	353,429	361,341	2,017,785	2,049,408	559,416	—	16,955,063	18,039,979	40,209	39,671	18,787	26,133

End of period	$345,987	$353,429	$1,721,909	$2,017,785	$2,702,259	$559,416	$14,147,700	$16,955,063	$46,712	$40,209	$20,621	$18,787

(a) For the period May 1, 2014 (commencement of Investment Division) through December 31, 2014.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		The Merger Fund VL		UIF Emerging Markets Debt Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015 (c)	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$6,006	$7,036	$—	$—	$663	$473	$30,759	$38,318	$205,359	$199,688	$(857)	$(2,397)
Net realized gain (loss) on investments	(5,123)	(904)	50	809	417	795	(7,439)	1,239	1,107,329	782,819	(46,673)	12,959
Realized gain distribution received	—	—	222	394	205	190	—	5,272	—	—	101,425	29,610
Change in unrealized appreciation (depreciation) on investments	887	(3,012)	(106)	(931)	(1,534)	(806)	(28,754)	(18,596)	(955,304)	3,104,338	(64,370)	(67,619)

Net increase (decrease) in net assets resulting from operations	1,770	3,120	166	272	(249)	652	(5,434)	26,233	357,384	4,086,845	(10,475)	(27,447)

Contributions and (Withdrawals):
Payments received from policyowners	19,833	30,398	109	231	6,374	10,131	18,843	30,765	2,953,674	2,412,210	104,946	321,603
Cost of insurance	(23,871)	(23,158)	(178)	(192)	(1,747)	(2,103)	(16,954)	(19,934)	(1,084,700)	(891,600)	(47,434)	(109,159)
Policyowners' surrenders	—	(6,080)	—	(3,767)	(10,892)	(7,274)	(16,755)	(18,015)	(620,265)	(630,788)	(12,616)	(133,239)
Net transfers from (to) Fixed Account	(157)	(1,394)	(655)	—	(100)	(2,264)	(10,896)	(36,800)	(247,019)	(49,569)	14,931	21,838
Transfers between Investment Divisions	(94,718)	151,167	—	—	420	(1,580)	(46,003)	(183,439)	(1,845,715)	2,135,910	(2,471,225)	152,597
Policyowners' death benefits	—	(95)	—	—	—	—	—	—	(9,729)	(6,622)	(4,862)	—

Net contributions and (withdrawals)	(98,913)	150,838	(724)	(3,728)	(5,945)	(3,090)	(71,765)	(227,423)	(853,754)	2,969,541	(2,416,260)	253,640

Increase (decrease) in net assets	(97,143)	153,958	(558)	(3,456)	(6,194)	(2,438)	(77,199)	(201,190)	(496,370)	7,056,386	(2,426,735)	226,193

NET ASSETS:
Beginning of period	604,270	450,312	2,814	6,270	36,649	39,087	579,574	780,764	19,165,274	12,108,888	2,426,735	2,200,542

End of period	$507,127	$604,270	$2,256	$2,814	$30,455	$36,649	$502,375	$579,574	$18,668,904	$19,165,274	$—	$2,426,735
(c) Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares was liquidated as of June 3, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2015
and December 31, 2014

	Victory VIF Diversified Stock Fund—Class A Shares
	2015	2014
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$15	$59
Net realized gain (loss) on investments	10	1,510
Realized gain distribution received	338	—
Change in unrealized appreciation (depreciation) on investments	(446)	(872)

Net increase (decrease) in net assets resulting from operations	(83)	697

Contributions and (Withdrawals):
Payments received from policyowners	481	1,955
Cost of insurance	(186)	(511)
Policyowners' surrenders	—	(3,452)
Net transfers from (to) Fixed Account	—	5
Transfers between Investment Divisions	—	(5,244)
Policyowners' death benefits	—	—

Net contributions and (withdrawals)	295	(7,247)

Increase (decrease) in net assets	212	(6,550)

NET ASSETS:
Beginning of period	2,423	8,973

End of period	$2,635	$2,423

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”) and Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”)) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013. Sales of Legacy Creator SPVUL were discontinued on April 6, 2015.
All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the AB® Variable Products Series Fund, Inc., the AIM Variable Insurance Funds, the Alger Portfolios, the American Century Variable American Century® Investment Portfolios, Inc., the American Funds Insurance Series®, the BlackRock® Variable Series, Inc., the Columbia Variable Portfolios, the Delaware VIP® Trust, the Deutsche Investments VIT Funds, the Deutsche Variable Series II, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products Fund, the Janus Aspen Series, the Lincoln Variable Insurance Products Trust, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., The Merger Fund VL, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.
As of May 1, 2015, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:

American Funds® IS Global Small Capitalization Fund—Class 2
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1
 The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:

MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Cash Management—Initial Class
MainStay VP Common Stock—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Government—Initial Class
MainStay VP Growth Allocation—Initial Class

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP ICAP Select Equity—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Janus Balanced—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP Marketfield—Initial Class
MainStay VP MFS® Utilities—Initial Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP Moderate Growth Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP Unconstrained Bond—Initial Class
MainStay VP U.S. Small Cap—Initial Class
MainStay VP Van Eck Global Hard Assets—Initial Class
AB® VPS International Value Portfolio—Class A (formerly AllianceBernstein VPS International Value Portfolio—Class A)
AB® VPS Small/Mid Cap Value Portfolio—Class A (formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio—Class A)
Alger Capital Appreciation Portfolio—Class I-2
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP International Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS® Global Small Capitalization Fund—Class 2
American Funds IS® New World Fund®—Class 2
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class I
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Diversified Income Series—Standard Class
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class
Delaware VIP® Value Series—Standard Class
Deutsche Small Cap Index VIP—Class A
Deutsche Small Mid Cap Value VIP—Class A
DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Initial Class
Fidelity® VIP Freedom 2020 Portfolio—Initial Class
Fidelity® VIP Freedom 2030 Portfolio—Initial Class
Fidelity® VIP Freedom 2040 Portfolio—Initial Class
Fidelity® VIP Growth Opportunities Portfolio—Initial Class
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity® VIP Overseas Portfolio—Initial Class
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Janus Aspen Enterprise Portfolio—Institutional Shares
Janus Aspen Forty Portfolio—Institutional Shares

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Janus Aspen Global Research Portfolio—Institutional Shares
LVIP Baron Growth Opportunities Fund—Service Class
MFS® International Value Portfolio—Initial Class
MFS® Investors Trust Series—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Research Series—Initial Class
MFS® Total Return Bond Series—Initial Class (formerly MFS® Research Bond Series—Initial Class)
MFS® Value Series—Initial Class
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Institutional Class
Royce Micro-Cap Portfolio—Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
The Merger Fund VL
UIF Emerging Markets Debt Portfolio—Class I
UIF U.S. Real Estate Portfolio—Class I
Victory VIF Diversified Stock Fund—Class A Shares
________________
Not all investment options are available under all policies.

On March 12, 2015 the board of directors for the Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares approved the close of the fund as of March 27, 2015 and a liquidation of the fund as of June 3, 2015.

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.
For SVUL, VUL 2000, SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For Legacy Creator SPVUL, SVUL Accumulator, and VUL Accumulator Plus, any/all premium payments received before the Initial Premium Transfer Date will be allocated to the General Account of NYLIAC. On the Initial Premium Transfer Date, the net premium, along with any interest credited will be allocated to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and Pinnacle SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. Lifetime Wealth VUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to a DCA Plus Account.
In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, Lifetime Wealth VUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.
No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.

Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2015 were as follows:

	Purchases	Sales
MainStay VP Balanced—Initial Class	$2,715	$1,530
MainStay VP Bond—Initial Class	2,814	4,854
MainStay VP Cash Management—Initial Class	17,827	16,126
MainStay VP Common Stock—Initial Class	10,919	9,111
MainStay VP Conservative Allocation—Initial Class	7,227	5,101
MainStay VP Convertible—Initial Class	6,528	4,734
MainStay VP Cornerstone Growth—Initial Class	25,179	15,528
MainStay VP Eagle Small Cap Growth—Initial Class	6,494	5,145
MainStay VP Emerging Markets Equity—Initial Class	2,304	4,135
MainStay VP Floating Rate—Initial Class	3,770	1,986
MainStay VP Government—Initial Class	1,714	2,334
MainStay VP Growth Allocation—Initial Class	13,091	3,349
MainStay VP High Yield Corporate Bond—Initial Class	11,613	12,411
MainStay VP ICAP Select Equity—Initial Class	20,837	11,115
MainStay VP Income Builder—Initial Class	6,900	5,069
MainStay VP International Equity—Initial Class	2,032	3,844
MainStay VP Janus Balanced—Initial Class	13,240	10,996
MainStay VP Large Cap Growth—Initial Class	11,359	4,984
Mainstay VP Marketfield—Initial Class	1,921	256
MainStay VP MFS® Utilities—Initial Class	9,404	2,885
MainStay VP Mid Cap Core—Initial Class	16,465	8,737
MainStay VP Moderate Allocation—Initial Class	8,569	3,842
MainStay VP Moderate Growth Allocation—Initial Class	14,482	3,936
MainStay VP PIMCO Real Return—Initial Class	1,456	1,991
MainStay VP S&P 500 Index—Initial Class	17,319	20,329
MainStay VP T. Rowe Price Equity Income—Initial Class	7,489	6,339
MainStay VP Unconstrained Bond—Initial Class	4,343	924
MainStay VP U.S. Small Cap—Initial Class	4,377	2,299
MainStay VP Van Eck Global Hard Assets—Initial Class	4,293	3,780
AB® VPS International Value Portfolio—Class A	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	2,644	1,016
Alger Capital Appreciation Portfolio—Class I-2	466	302
American Century Investments® VP Inflation Protection Fund—Class II	14	29
American Century Investments® VP International Fund—Class II	419	152
American Century Investments® VP Value Fund—Class II	192	141
American Funds IS® Global Small Capitalization Fund—Class 2	323	23
American Funds IS® New World Fund®—Class 2	2,515	206
BlackRock® Global Allocation V.I. Fund—Class III	3,841	1,281
BlackRock® High Yield V.I. Fund—Class I	1,065	179
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	53	6
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	20	1
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	7	1
Delaware VIP® Diversified Income Series—Standard Class	17	61
Delaware VIP® Emerging Markets Series—Standard Class	915	473
Delaware VIP® International Value Equity Series—Standard Class	3	2
Delaware VIP® Small Cap Value Series—Standard Class	1,789	760
Delaware VIP® Value Series—Standard Class	12	14
Deutsche Small Cap Index VIP—Class A	42	45
Deutsche Small Mid Cap Value VIP—Class A	1,013	674
DFA VA Global Bond Portfolio	80	18
DFA VA International Small Portfolio	55	35
DFA VA International Value Portfolio	17	7
DFA VA Short-Term Fixed Portfolio	8	5
DFA VA U.S. Large Value Portfolio	29	5
DFA VA U.S. Targeted Value Portfolio	17	2
Dreyfus IP Technology Growth Portfolio—Initial Shares	3,422	1,550
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	106	95
Fidelity® VIP Contrafund® Portfolio—Initial Class	27,870	17,286
Fidelity® VIP Equity-Income Portfolio—Initial Class	11,993	5,622
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	264	104
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	328	118
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	752	160
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	2,515	300
Fidelity® VIP Growth Portfolio—Initial Class	257	92
Fidelity® VIP Index 500 Portfolio—Initial Class	1,172	162
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	58	221
Fidelity® VIP Mid Cap Portfolio—Initial Class	3,267	800
Fidelity® VIP Overseas Portfolio—Initial Class	765	300
Invesco V.I. American Value Fund—Series I Shares	1,595	505
Invesco V.I. Global Real Estate Fund—Series I Shares	7	11
Invesco V.I. International Growth Fund—Series I Shares	2,775	1,077
Janus Aspen Enterprise Portfolio—Institutional Shares	299	47
Janus Aspen Forty Portfolio—Institutional Shares	66	40
Janus Aspen Global Research Portfolio—Institutional Shares	2,585	6,602
LVIP Baron Growth Opportunities Fund—Service Class	3	1
MFS® International Value Portfolio—Initial Class	2,319	587
MFS® Investors Trust Series—Initial Class	1,435	83
MFS® New Discovery Series—Initial Class	631	1,224
MFS® Research Series—Initial Class	424	251
MFS® Total Return Bond Series—Initial Class	70	84
MFS® Value Series—Initial Class	2	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	5,105	767
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2,325	288
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	11	57
PIMCO VIT Low Duration Portfolio—Administrative Class	25	21
PIMCO VIT Total Return Portfolio—Administrative Class	334	529
PIMCO VIT Total Return Portfolio—Institutional Class	2,483	175
Royce Micro-Cap Portfolio—Investment Class	1,959	1,855
T. Rowe Price Blue Chip Growth Portfolio	7	5
T. Rowe Price International Stock Portfolio	4	1
T. Rowe Price Limited-Term Bond Portfolio	28	120
T. Rowe Price New America Growth Portfolio	—	1
The Merger Fund VL	6	11
UIF Emerging Markets Debt Portfolio—Class I	44	85
UIF U.S. Real Estate Portfolio—Class I	3,269	3,833
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	263	2,576
Victory VIF Diversified Stock Fund—Class A Shares	1	—
Total	$353,081	$230,754
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay Shields”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Cornerstone Holdings, MacKay Shields, and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Capital Research and Management Company is a wholly-owned subsidiary of The Capital Group Companies, Inc. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of Epoch Holding Corporation. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. DFA, PIMCO, T. Rowe Price and Van Eck are independent investment advisory firms.
Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.
State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL - Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to cover federal premium taxes.
Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Lifetime Wealth VUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to partially cover the expenses associated with selling the policies.
For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.
For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.
For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
For Lifetime Wealth VUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target Premium 1 and up to Target Premium 2; we also deduct 8.75% of all premiums paid over Target Premium 2. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment over Target Premium 1. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.
For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.
For VUL Accumulator Plus policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge (deducted from the policy's cash value for Group 3, 4 & 5 policies), and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for Group 1 & 2 policies are deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations.The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.
Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
Lifetime Wealth VUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.
________________

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.
Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL - Series 2** policies monthly. This charge compensates NYLIAC for providing administrative policy services.
For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to .20%.
For SPVUL policies, the current administrative charge is made monthly at an annualized rate of ..60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.
For SVUL - Series 2** the administrative charge is .10%, based on the amount of cash value in VUL Separate Account-I.

NOTE 3—Expenses and Related Party Transactions (Continued):

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.
Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.
Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Lifetime Wealth VUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider and VUL Accumulator Plus policies.
For SVUL - Series 1 policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL - Series 2 policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.
For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.
________________

**	VUL 2000 - Series 2, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

For VUL Accumulator policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.
For Lifetime Wealth VUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current 0.90% deferred sales expense is comprised of 0.40% for sales expenses, 0.30% for state taxes and 0.20% for federal taxes. For SPVUL - Series 3*** currently the deferred sales expense charge is equal to 0.40%.
Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:
Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL - Series 1, 0.50% for VUL 2000 - Series 1 and 0.50% for SPVUL - Series 1.
Group 3 Policies: For Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from 0.25% to 0.55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from 0.05% to 0.35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by 0.30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by 0.55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.
Group 4 Policies: For SPVUL - Series 2** and VUL 2000 -Series 2** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL - Series 2** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.
For VUL Accumulator Plus policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator Plus policies will never exceed an annual rate of 0.75%.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For VUL Accumulator and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.
For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.00% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.
________________

**	VUL 2000 - Series 2, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

***	SPVUL - Series 3 designates policies issued on and after May 16, 2003 where approved.

****	Includes a 0.10% administrative service charge.

For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.
Group 5 Policies: For Lifetime Wealth VUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on Lifetime Wealth VUL policies will never exceed an annual rate of 0.75%.
Surrender Charges:
Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL and VUL Accumulator Plus policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face amount increases.
For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000 - Series 1, VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus the maximum surrender charge is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.
Initially for VUL 2000 - Series 2** policies, the maximum surrender charge is the lesser of 50% of total premiums paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.
For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.
For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.
For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.46%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 2.77%, and underlying portfolio fees and expenses range from 0.00% to 1.16%. These ranges are shown as a percentage of average net assets as of December 31, 2014, and approximate the ranges as of December 31, 2015.
________________

**	VUL 2000 - Series 2, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NOTE 4—Distribution of Net Income:

VUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

	2015			2014
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Balanced—Initial Class	87	(79)	8	75	(82)	(7)
MainStay VP Bond—Initial Class	95	(219)	(124)	115	(181)	(66)
MainStay VP Cash Management—Initial Class	13,945	(12,211)	1,734	11,413	(12,803)	(1,390)
MainStay VP Common Stock—Initial Class	79	(270)	(191)	68	(267)	(199)
MainStay VP Conservative Allocation—Initial Class	341	(296)	45	130	(122)	8
MainStay VP Convertible—Initial Class	59	(158)	(99)	78	(125)	(47)
MainStay VP Cornerstone Growth—Initial Class	55	(639)	(584)	78	(730)	(652)
MainStay VP Eagle Small Cap Growth—Initial Class	58	(370)	(312)	87	(438)	(351)
MainStay VP Emerging Markets Equity—Initial Class	237	(506)	(269)	210	(487)	(277)
MainStay VP Floating Rate—Initial Class	220	(140)	80	173	(207)	(34)
MainStay VP Government—Initial Class	64	(111)	(47)	68	(116)	(48)
MainStay VP Growth Allocation—Initial Class	487	(192)	295	351	(183)	168
MainStay VP High Yield Corporate Bond—Initial Class	138	(362)	(224)	175	(432)	(257)
MainStay VP ICAP Select Equity—Initial Class	81	(482)	(401)	112	(529)	(417)
MainStay VP Income Builder—Initial Class	70	(171)	(101)	80	(188)	(108)
MainStay VP International Equity—Initial Class	73	(166)	(93)	79	(194)	(115)
MainStay VP Janus Balanced—Initial Class	173	(767)	(594)	237	(837)	(600)
MainStay VP Large Cap Growth—Initial Class	255	(246)	9	136	(235)	(99)
Mainstay VP Marketfield—Initial Class	218	(29)	189	131	(4)	127
MainStay VP MFS® Utilities—Initial Class	380	(207)	173	519	(155)	364
MainStay VP Mid Cap Core—Initial Class	70	(251)	(181)	86	(327)	(241)
MainStay VP Moderate Allocation—Initial Class	246	(210)	36	325	(202)	123
MainStay VP Moderate Growth Allocation—Initial Class	384	(220)	164	591	(255)	336
MainStay VP PIMCO Real Return—Initial Class	107	(202)	(95)	160	(204)	(44)
MainStay VP S&P 500 Index—Initial Class	356	(655)	(299)	196	(703)	(507)
MainStay VP T. Rowe Price Equity Income—Initial Class	157	(427)	(270)	155	(442)	(287)
MainStay VP Unconstrained Bond—Initial Class	357	(82)	275	321	(72)	249
MainStay VP U.S. Small Cap—Initial Class	79	(108)	(29)	85	(128)	(43)
MainStay VP Van Eck Global Hard Assets—Initial Class	598	(499)	99	385	(394)	(9)
AB® VPS International Value Portfolio—Class A	—	—	—	—	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	64	(52)	12	79	(64)	15
Alger Capital Appreciation Portfolio—Class I-2	7	(10)	(3)	9	(3)	6
American Century Investments® VP Inflation Protection Fund—Class II	1	(2)	(1)	2	(1)	1
American Century Investments® VP International Fund—Class II	16	(6)	10	9	(15)	(6)
American Century Investments® VP Value Fund—Class II	5	(5)	—	5	(10)	(5)
American Funds IS® Global Small Capitalization Fund—Class 2	31	(2)	29	—	—	—
American Funds IS® New World Fund®—Class 2	254	(22)	232	131	(4)	127
BlackRock® Global Allocation V.I. Fund—Class III	254	(106)	148	241	(68)	173
BlackRock® High Yield V.I. Fund—Class I	100	(17)	83	62	(4)	58
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	6	(1)	5	—	—	—
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	2	—	2	—	—	—
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	1	—	1	—	—	—
Delaware VIP® Diversified Income Series—Standard Class	1	(5)	(4)	5	(1)	4
Delaware VIP® Emerging Markets Series—Standard Class	82	(43)	39	101	(33)	68
Delaware VIP® International Value Equity Series—Standard Class	—	—	—	—	—	—
Delaware VIP® Small Cap Value Series—Standard Class	90	(52)	38	117	(25)	92
Delaware VIP® Value Series—Standard Class	1	(1)	—	1	(2)	(1)
Deutsche Small Cap Index VIP—Class A	2	(3)	(1)	1	(1)	—
Deutsche Small Mid Cap Value VIP—Class A	37	(39)	(2)	43	(38)	5
DFA VA Global Bond Portfolio	7	(2)	5	2	—	2
DFA VA International Small Portfolio	4	(3)	1	2	(3)	(1)
DFA VA International Value Portfolio	2	(1)	1	2	—	2
DFA VA Short-Term Fixed Portfolio	1	—	1	2	—	2
DFA VA U.S. Large Value Portfolio	1	—	1	2	(1)	1
DFA VA U.S. Targeted Value Portfolio	1	—	1	3	(4)	(1)
Dreyfus IP Technology Growth Portfolio—Initial Shares	61	(67)	(6)	62	(82)	(20)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	3	(4)	(1)	3	(3)	—
Fidelity® VIP Contrafund® Portfolio—Initial Class	170	(477)	(307)	123	(433)	(310)
Fidelity® VIP Equity-Income Portfolio—Initial Class	117	(218)	(101)	83	(249)	(166)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	22	(9)	13	29	(2)	27
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	25	(10)	15	34	(6)	28
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	59	(13)	46	61	(27)	34
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	195	(25)	170	22	—	22
Fidelity® VIP Growth Portfolio—Initial Class	4	(4)	—	—	(8)	(8)
Fidelity® VIP Index 500 Portfolio—Initial Class	39	(8)	31	25	(69)	(44)
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	1	(12)	(11)	18	(11)	7
Fidelity® VIP Mid Cap Portfolio—Initial Class	157	(44)	113	166	(24)	142
Fidelity® VIP Overseas Portfolio—Initial Class	32	(15)	17	15	(26)	(11)
Invesco V.I. American Value Fund—Series I Shares	81	(32)	49	68	(14)	54
Invesco V.I. Global Real Estate Fund—Series I Shares	—	(1)	(1)	1	(1)	—
Invesco V.I. International Growth Fund—Series I Shares	211	(87)	124	192	(55)	137
Janus Aspen Enterprise Portfolio—Institutional Shares	7	(2)	5	4	(6)	(2)
Janus Aspen Forty Portfolio—Institutional Shares	3	(2)	1	—	(1)	(1)
Janus Aspen Global Research Portfolio—Institutional Shares	107	(334)	(227)	89	(434)	(345)
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	—	—	—
MFS® International Value Portfolio—Initial Class	148	(40)	108	128	(22)	106
MFS® Investors Trust Series—Initial Class	114	(7)	107	36	(3)	33
MFS® New Discovery Series—Initial Class	34	(78)	(44)	57	(64)	(7)
MFS® Research Series—Initial Class	22	(16)	6	35	(25)	10
MFS® Total Return Bond Series—Initial Class	6	(7)	(1)	6	—	6
MFS® Value Series—Initial Class	—	—	—	—	—	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	308	(53)	255	70	(41)	29
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	206	(27)	179	84	(5)	79
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	1	(4)	(3)	7	(9)	(2)
PIMCO VIT Low Duration Portfolio—Administrative Class	1	(2)	(1)	2	(2)	—
PIMCO VIT Total Return Portfolio—Administrative Class	14	(32)	(18)	19	(26)	(7)
PIMCO VIT Total Return Portfolio—Institutional Class	225	(17)	208	56	(1)	55
Royce Micro-Cap Portfolio—Investment Class	71	(120)	(49)	81	(107)	(26)
T. Rowe Price Blue Chip Growth Portfolio	—	—	—	3	(4)	(1)
T. Rowe Price International Stock Portfolio	—	—	—	1	(1)	—
T. Rowe Price Limited-Term Bond Portfolio	2	(8)	(6)	13	(3)	10
T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	1	(1)	—	—	(1)	(1)
UIF Emerging Markets Debt Portfolio—Class I	1	(4)	(3)	1	(11)	(10)
UIF U.S. Real Estate Portfolio—Class I	190	(246)	(56)	425	(198)	227
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	15	(242)	(227)	55	(31)	24
Victory VIF Diversified Stock Fund—Class A Shares	—	—	—	—	(1)	(1)
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights Assets (Net and Units Outstanding in 000’s):

The following table presents financial highlights for each Investment Division as of December 31, 2015, 2014, 2013, 2012 and 2011:

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Balanced—Initial Class	2015	$14,037	750	$13.80 to $19.24	(3.3%) to (2.6%)	1.1%
	2014	14,274	742	14.16 to 19.75	10.1% to 10.9%	0.9%
	2013	13,018	749	12.77 to 17.81	21.0% to 21.9%	1.2%
	2012	10,075	704	10.48 to 14.61	4.8% to 12.3%	1.3%
	2011	9,492	744	12.41 to 13.01	2.1% to 2.8%	1.5%
MainStay VP Bond—Initial Class	2015	$32,758	1,481	$10.72 to $28.02	(0.5%) to 0.2%	2.4%
	2014	35,546	1,605	10.70 to 28.16	5.1% to 5.8%	2.0%
	2013	35,345	1,671	10.11 to 26.80	(2.5%) to (1.8%)	1.8%
	2012	40,577	1,860	10.30 to 27.48	3.0% to 4.7%	2.4%
	2011	40,239	1,912	17.15 to 26.44	6.5% to 7.2%	3.2%
MainStay VP Cash Management—Initial Class	2015	$42,815	34,273	$1.00 to $1.50	(0.7%) to 0.0%	0.0%
	2014	41,076	32,539	1.00 to 1.51	(0.7%) to 0.0%	0.0%
	2013	43,128	33,929	1.00 to 1.52	(0.7%) to 0.0%	0.0%
	2012	47,523	37,066	1.00 to 1.53	(0.7%) to 0.0%	0.0%
	2011	54,269	42,470	1.00 to 1.54	(0.7%) to 0.0%	0.0%
MainStay VP Common Stock—Initial Class	2015	$97,719	3,023	$20.67 to $53.67	0.1% to 0.9%	1.3%
	2014	104,022	3,214	20.59 to 53.59	13.7% to 14.5%	1.3%
	2013	97,165	3,413	18.07 to 47.12	34.7% to 35.7%	1.6%
	2012	77,800	3,675	13.39 to 34.98	15.9% to 16.7%	1.6%
	2011	72,901	3,995	11.53 to 30.18	0.9% to 1.6%	1.5%
MainStay VP Conservative Allocation—Initial Class	2015	$16,171	980	$12.07 to $17.03	(2.1%) to (1.4%)	2.2%
	2014	15,669	935	12.24 to 17.27	3.6% to 4.3%	2.4%
	2013	14,971	927	15.84 to 16.56	12.2% to 13.0%	2.5%
	2012	12,866	887	10.38 to 14.65	3.8% to 10.7%	2.2%
	2011	9,472	730	12.84 to 13.24	2.2% to 2.9%	2.2%
MainStay VP Convertible—Initial Class	2015	$45,167	1,603	$13.55 to $36.34	(2.0%) to (1.3%)	2.7%
	2014	48,846	1,702	13.73 to 37.09	7.2% to 8.0%	3.2%
	2013	46,724	1,749	12.71 to 34.59	24.5% to 25.3%	2.4%
	2012	39,984	1,864	10.14 to 27.79	1.4% to 9.1%	2.9%
	2011	39,881	2,026	17.85 to 25.64	(5.4%) to (4.7%)	2.3%
MainStay VP Cornerstone Growth—Initial Class	2015	$181,713	7,804	$12.97 to $33.55	1.9% to 2.6%	0.0%
	2014	191,416	8,388	12.71 to 32.94	8.1% to 8.8%	0.6%
	2013	190,427	9,040	11.73 to 30.48	23.8% to 24.7%	0.8%
	2012	166,385	9,787	9.46 to 24.61	14.1% to 14.9%	0.4%
	2011	157,746	10,637	8.27 to 21.56	(2.1%) to (1.4%)	0.5%
MainStay VP Eagle Small Cap Growth—Initial Class	2015	$45,017	3,441	$12.94 to $13.29	(1.6%) to (0.9%)	0.0%
	2014	49,746	3,753	13.15 to 13.41	1.8% to 2.5%	0.0%
	2013	53,272	4,104	12.91 to 13.08	30.0% to 30.9%	0.1%
	2012	44,838	4,505	9.93 to 10.00	(0.7%) to 0.0%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2015	$30,616	4,392	$6.87 to $7.06	(16.8%) to (16.2%)	1.3%
	2014	38,890	4,661	8.26 to 8.42	(12.6%) to (12.0%)	1.1%
	2013	46,942	4,938	9.44 to 9.57	(6.1%) to (5.4%)	0.7%
	2012	53,368	5,293	10.06 to 10.12	0.6% to 1.2%	0.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Floating Rate—Initial Class	2015	$16,936	1,222	$10.98 to $14.35	(0.3%) to 0.4%	3.9%
	2014	15,790	1,142	10.93 to 14.29	0.2% to 0.9%	3.9%
	2013	16,151	1,176	10.84 to 14.16	3.7% to 4.5%	4.2%
	2012	14,933	1,131	10.38 to 13.56	3.8% to 7.2%	4.2%
	2011	13,510	1,095	12.07 to 12.65	1.5% to 2.2%	4.3%
MainStay VP Government—Initial Class	2015	$17,349	864	$10.50 to $24.65	(0.2%) to 0.5%	2.8%
	2014	18,378	911	10.45 to 24.69	3.9% to 4.6%	3.1%
	2013	18,544	959	9.99 to 23.76	(3.1%) to (2.5%)	3.2%
	2012	21,880	1,094	10.24 to 24.53	2.4% to 4.0%	3.0%
	2011	22,960	1,180	15.90 to 23.77	5.2% to 6.0%	3.3%
MainStay VP Growth Allocation—Initial Class	2015	$51,447	3,117	$15.91 to $16.79	(3.8%) to (3.1%)	1.9%
	2014	48,088	2,822	16.54 to 17.33	4.2% to 4.9%	1.3%
	2013	43,169	2,654	15.88 to 16.52	29.9% to 30.9%	1.0%
	2012	31,447	2,518	12.20 to 12.63	14.7% to 15.5%	1.0%
	2011	27,003	2,499	10.62 to 10.93	(3.3%) to (2.6%)	0.9%
MainStay VP High Yield Corporate Bond—Initial Class	2015	$120,357	3,818	$12.58 to $42.00	(2.3%) to (1.6%)	5.9%
	2014	130,499	4,042	12.78 to 42.97	1.1% to 1.8%	5.7%
	2013	137,276	4,299	12.55 to 42.51	5.9% to 6.6%	5.5%
	2012	135,699	4,474	11.77 to 40.15	12.6% to 13.4%	5.8%
	2011	122,296	4,532	10.38 to 35.65	3.8% to 6.3%	6.3%
MainStay VP ICAP Select Equity—Initial Class	2015	$131,940	6,189	$14.82 to $23.62	(4.5%) to (3.8%)	2.7%
	2014	146,519	6,590	15.40 to 24.55	8.1% to 8.9%	1.4%
	2013	143,517	7,007	14.14 to 22.55	29.4% to 30.3%	1.6%
	2012	120,343	7,628	10.86 to 17.30	14.8% to 15.6%	2.1%
	2011	117,796	8,627	9.39 to 14.97	(6.1%) to (1.4%)	1.4%
MainStay VP Income Builder—Initial Class	2015	$59,648	2,198	$13.21 to $36.79	(4.2%) to (3.5%)	4.7%
	2014	65,268	2,299	13.69 to 38.40	7.3% to 8.1%	5.7%
	2013	63,797	2,407	12.66 to 35.77	17.6% to 18.4%	4.5%
	2012	53,563	2,333	10.70 to 30.43	7.0% to 15.0%	4.2%
	2011	50,257	2,501	13.22 to 26.65	3.4% to 4.1%	3.9%
MainStay VP International Equity—Initial Class	2015	$45,672	1,960	$11.43 to $28.81	5.4% to 6.2%	1.0%
	2014	45,210	2,053	10.76 to 27.33	(3.3%) to (2.6%)	0.7%
	2013	49,146	2,168	11.05 to 28.26	14.3% to 15.1%	1.1%
	2012	46,384	2,345	9.60 to 24.72	18.6% to 19.5%	1.8%
	2011	42,409	2,553	8.03 to 20.84	(19.7%) to (16.0%)	3.2%
MainStay VP Janus Balanced—Initial Class	2015	$130,058	9,534	$13.50 to $13.87	0.0% to 0.7%	1.9%
	2014	137,764	10,128	13.49 to 13.78	7.9% to 8.7%	1.4%
	2013	134,848	10,728	12.41 to 12.68	19.3% to 20.2%	1.5%
	2012	117,403	11,172	10.33 to 10.55	3.3% to 5.5%	0.0%
MainStay VP Large Cap Growth—Initial Class	2015	$51,415	2,442	$15.27 to $25.16	5.4% to 6.2%	0.0%
	2014	48,109	2,433	14.48 to 23.69	9.9% to 10.6%	0.0%
	2013	45,050	2,532	13.18 to 21.42	35.5% to 36.5%	0.3%
	2012	35,975	2,754	9.72 to 15.69	12.3% to 13.1%	0.0%
	2011	32,873	2,857	8.66 to 13.87	(7.0%) to (0.3%)	0.0%
Mainstay VP Marketfield—Initial Class	2015	$2,655	316	$8.31 to $8.41	(8.7%) to (8.0%)	0.0%
	2014	1,163	127	9.10 to 9.14	(9.0%) to (8.6%)	0.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP MFS® Utilities—Initial Class	2015	$32,379	2,582	$12.31 to $12.65	(15.0%) to (14.4%)	4.1%
	2014	35,335	2,409	14.48 to 14.77	11.9% to 12.7%	1.8%
	2013	26,674	2,045	12.85 to 13.11	19.5% to 20.3%	2.4%
	2012	18,365	1,688	10.68 to 10.89	6.8% to 8.9%	0.0%
MainStay VP Mid Cap Core—Initial Class	2015	$95,583	2,916	$29.96 to $34.72	(4.4%) to (3.7%)	0.5%
	2014	105,581	3,097	31.32 to 36.05	13.6% to 14.4%	0.5%
	2013	99,607	3,338	27.58 to 31.52	41.2% to 42.2%	1.0%
	2012	73,003	3,479	19.53 to 22.17	16.7% to 17.5%	0.8%
	2011	67,217	3,760	16.74 to 18.86	(3.7%) to (3.0%)	0.9%
MainStay VP Moderate Allocation—Initial Class	2015	$41,551	2,456	$12.74 to $17.43	(2.3%) to (1.6%)	2.4%
	2014	41,706	2,420	12.94 to 17.72	3.9% to 4.6%	2.3%
	2013	37,869	2,297	16.10 to 16.94	18.3% to 19.1%	2.0%
	2012	29,575	2,132	10.39 to 14.22	3.9% to 12.6%	1.8%
	2011	23,369	1,891	12.17 to 12.63	0.2% to 0.9%	1.8%
MainStay VP Moderate Growth Allocation—Initial Class	2015	$68,000	3,978	$13.37 to $17.47	(3.0%) to (2.4%)	2.4%
	2014	66,849	3,814	13.69 to 17.89	3.9% to 4.6%	1.9%
	2013	58,341	3,478	13.09 to 17.11	25.0% to 25.9%	1.3%
	2012	44,210	3,315	10.40 to 13.58	4.0% to 14.7%	1.2%
	2011	37,848	3,246	11.44 to 11.85	(1.9%) to (1.2%)	1.1%
MainStay VP PIMCO Real Return—Initial Class	2015	$8,313	872	$9.37 to $9.62	(3.1%) to (2.4%)	4.4%
	2014	9,465	967	9.66 to 9.86	1.8% to 2.5%	0.9%
	2013	9,673	1,011	9.49 to 9.62	(9.7%) to (9.1%)	1.1%
	2012	12,621	1,198	10.46 to 10.58	4.6% to 5.8%	0.0%
MainStay VP S&P 500 Index—Initial Class	2015	$296,799	9,924	$19.23 to $57.32	0.4% to 1.1%	1.4%
	2014	304,363	10,223	19.12 to 57.09	12.6% to 13.3%	1.4%
	2013	284,196	10,730	16.95 to 50.72	31.1% to 32.0%	1.6%
	2012	228,576	11,296	12.91 to 38.69	14.9% to 15.7%	1.7%
	2011	212,669	12,088	11.21 to 33.69	1.1% to 1.8%	1.7%
MainStay VP T. Rowe Price Equity Income—Initial Class	2015	$69,488	4,975	$13.75 to $14.12	(7.4%) to (6.8%)	1.7%
	2014	78,796	5,245	14.85 to 15.15	7.0% to 7.7%	1.4%
	2013	77,339	5,532	13.88 to 14.06	29.5% to 30.4%	1.3%
	2012	61,677	5,732	10.72 to 10.79	7.2% to 7.9%	0.0%
MainStay VP Unconstrained Bond—Initial Class	2015	$9,015	815	$10.84 to $11.13	(3.1%) to (2.4%)	3.6%
	2014	6,121	540	11.19 to 11.40	1.2% to 1.9%	3.9%
	2013	3,240	291	11.06 to 11.19	3.4% to 4.2%	4.8%
	2012	1,232	115	10.69 to 10.74	6.9% to 7.4%	10.6%
MainStay VP U.S. Small Cap—Initial Class	2015	$24,031	1,202	$19.45 to $20.29	(4.5%) to (3.9%)	0.5%
	2014	25,661	1,231	20.37 to 21.11	5.8% to 6.6%	0.3%
	2013	24,961	1,274	19.24 to 19.80	36.9% to 37.9%	0.7%
	2012	18,346	1,290	14.05 to 14.36	12.0% to 12.8%	0.5%
	2011	16,594	1,311	12.55 to 12.73	(3.4%) to (2.7%)	0.9%
MainStay VP Van Eck Global Hard Assets—Initial Class	2015	$25,314	4,652	$5.34 to $5.48	(33.4%) to (33.0%)	0.4%
	2014	37,010	4,553	8.02 to 8.18	(19.4%) to (18.8%)	0.4%
	2013	45,772	4,562	9.95 to 10.08	10.2% to 11.0%	1.1%
	2012	44,693	4,932	9.03 to 9.08	(9.7%) to (9.2%)	0.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
AB® VPS International Value Portfolio—Class A	2015	$—	—	$10.41 to $10.41	2.6% to 2.6%	2.5%
	2014	—	—	10.14 to 10.14	(6.2%) to (6.2%)	3.6%
	2013	—	—	10.82 to 10.82	23.0% to 23.0%	5.7%
	2012	—	—	8.79 to 8.79	14.5% to 14.5%	1.8%
	2011	—	—	7.68 to 7.68	(23.2%) to (23.2%)	4.8%
AB® VPS Small/Mid Cap Value Portfolio—Class A	2015	$8,544	492	$16.48 to $17.87	(6.1%) to (5.5%)	0.8%
	2014	8,837	480	17.55 to 18.91	8.4% to 9.2%	0.7%
	2013	7,846	465	16.19 to 17.31	37.1% to 38.1%	0.6%
	2012	5,510	450	11.81 to 12.54	17.9% to 18.7%	0.6%
	2011	4,812	467	10.01 to 10.56	(9.0%) to (8.4%)	0.5%
Alger Capital Appreciation Portfolio—Class I-2	2015	$1,772	43	$18.00 to $42.81	6.2% to 6.2%	0.1%
	2014	1,700	46	16.95 to 40.31	13.8% to 13.8%	0.1%
	2013	1,360	40	14.90 to 35.44	35.2% to 35.2%	0.3%
	2012	1,216	47	11.02 to 26.21	18.3% to 18.3%	0.9%
	2011	1,424	64	9.32 to 22.16	(6.8%) to (0.3%)	0.1%
American Century Investments® VP Inflation Protection Fund—Class II	2015	$258	18	$11.24 to $14.82	(2.5%) to (2.5%)	2.0%
	2014	285	19	11.52 to 15.19	3.3% to 3.3%	1.3%
	2013	264	18	11.15 to 14.71	(8.5%) to (8.5%)	1.6%
	2012	257	16	12.19 to 16.07	7.4% to 7.4%	2.4%
	2011	220	15	11.35 to 14.97	11.7% to 13.5%	3.9%
American Century Investments® VP International Fund—Class II	2015	$2,215	94	$23.47 to $23.47	0.5% to 0.5%	0.2%
	2014	1,955	84	23.35 to 23.35	(5.7%) to (5.7%)	1.5%
	2013	2,232	90	24.75 to 24.75	22.3% to 22.3%	1.5%
	2012	1,800	89	20.24 to 20.24	21.0% to 21.0%	0.7%
	2011	1,465	88	16.73 to 16.73	(12.2%) to (12.2%)	1.2%
American Century Investments® VP Value Fund—Class II	2015	$1,892	68	$27.77 to $27.77	(4.0%) to (4.0%)	2.0%
	2014	1,961	68	28.94 to 28.94	12.9% to 12.9%	1.4%
	2013	1,860	73	25.63 to 25.63	31.5% to 31.5%	1.5%
	2012	1,374	70	19.50 to 19.50	14.6% to 14.6%	1.8%
	2011	1,196	71	17.01 to 17.01	0.9% to 0.9%	1.9%
American Funds IS® Global Small Capitalization Fund—Class 2	2015	$270	29	$9.26 to $9.31	(7.4%) to (6.9%)	0.0%
American Funds IS® New World Fund®—Class 2	2015	$3,217	359	$8.87 to $8.98	(3.8%) to (3.1%)	0.6%
	2014	1,175	127	9.23 to 9.27	(7.7%) to (7.3%)	1.7%
BlackRock® Global Allocation V.I. Fund—Class III	2015	$10,539	896	$11.58 to $11.88	(1.7%) to (1.0%)	1.1%
	2014	8,899	748	11.78 to 12.00	1.2% to 1.9%	2.4%
	2013	6,714	575	11.64 to 11.78	13.8% to 14.4%	1.3%
	2012	3,518	343	10.23 to 10.29	2.3% to 2.9%	2.2%
BlackRock® High Yield V.I. Fund—Class I	2015	$1,342	141	$9.48 to $9.60	(4.2%) to (3.6%)	5.0%
	2014	577	58	9.91 to 9.95	(0.9%) to (0.5%)	3.1%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	2015	$40	5	$7.59 to $7.62	(24.1%) to (23.8%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	2015	$19	2	$9.48 to $9.52	(5.2%) to (4.8%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2015	$22	2	$13.07 to $13.07	(6.3%) to (6.3%)	0.6%
	2014	19	1	13.95 to 13.95	3.1% to 3.1%	0.4%
	2013	8	1	13.53 to 13.53	34.0% to 34.0%	1.3%
	2012	1	—	10.10 to 10.10	11.3% to 11.3%	0.3%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Delaware VIP® Diversified Income Series—Standard Class	2015	$43	4	$11.73 to $11.73	(1.1%) to (1.1%)	3.3%
	2014	90	8	11.86 to 11.86	5.3% to 5.3%	1.8%
	2013	44	4	11.26 to 11.26	(1.3%) to (1.3%)	2.2%
	2012	30	3	11.40 to 11.40	7.2% to 7.2%	3.0%
	2011	87	8	10.64 to 10.64	6.4% to 6.4%	0.0%
Delaware VIP® Emerging Markets Series—Standard Class	2015	$1,778	189	$8.08 to $9.47	(15.1%) to (14.5%)	0.8%
	2014	1,645	150	9.45 to 11.08	(8.7%) to (8.1%)	0.6%
	2013	966	82	10.28 to 12.05	9.4% to 10.1%	1.1%
	2012	70	7	9.33 to 10.94	9.1% to 14.4%	0.5%
	2011	18	2	8.15 to 8.15	(18.5%) to (18.5%)	0.0%
Delaware VIP® International Value Equity Series—Standard Class	2015	$12	1	$10.47 to $10.47	0.5% to 0.5%	1.9%
	2014	11	1	10.42 to 10.42	(8.7%) to (8.7%)	1.5%
	2013	14	1	11.40 to 11.40	22.8% to 22.8%	0.6%
	2012	5	1	9.29 to 9.29	15.2% to 15.2%	1.0%
	2011	1	—	8.06 to 8.06	(19.4%) to (19.4%)	0.2%
Delaware VIP® Small Cap Value Series—Standard Class	2015	$4,551	331	$13.54 to $14.15	(6.9%) to (6.2%)	0.7%
	2014	4,303	293	14.54 to 15.09	5.1% to 5.9%	0.5%
	2013	2,804	201	13.83 to 14.26	32.6% to 33.5%	0.4%
	2012	471	45	10.43 to 10.68	4.3% to 13.9%	0.0%
	2011	3	—	9.37 to 9.37	(6.3%) to (6.3%)	0.0%
Delaware VIP® Value Series—Standard Class	2015	$50	3	$18.22 to $18.22	(0.4%) to (0.4%)	1.8%
	2014	53	3	18.30 to 18.30	14.0% to 14.0%	1.8%
	2013	66	4	16.05 to 16.05	33.7% to 33.7%	1.6%
	2012	49	4	12.01 to 12.01	14.7% to 14.7%	2.0%
	2011	57	5	10.47 to 10.47	4.7% to 4.7%	0.0%
Deutsche Small Cap Index VIP—Class A	2015	$19	1	$14.67 to $14.67	(4.6%) to (4.6%)	1.8%
	2014	28	2	15.38 to 15.38	4.7% to 4.7%	1.0%
	2013	28	2	14.68 to 14.68	38.6% to 38.6%	1.6%
	2012	17	2	10.59 to 10.59	16.3% to 16.3%	0.8%
	2011	19	2	9.11 to 9.11	(8.9%) to (8.9%)	0.0%
Deutsche Small Mid Cap Value VIP—Class A	2015	$4,040	248	$15.64 to $16.49	(2.6%) to (1.9%)	0.3%
	2014	4,151	250	16.05 to 16.81	4.8% to 5.5%	0.8%
	2013	3,861	245	15.32 to 15.93	34.3% to 35.2%	1.1%
	2012	2,553	219	11.41 to 11.78	13.0% to 13.8%	1.1%
	2011	1,837	179	10.10 to 10.36	(6.7%) to (6.1%)	1.1%
DFA VA Global Bond Portfolio	2015	$79	7	$10.71 to $10.71	1.5% to 1.5%	3.1%
	2014	19	2	10.54 to 10.54	2.9% to 2.9%	4.4%
	2013	5	—	10.25 to 10.25	(0.4%) to (0.4%)	0.6%
	2012	2	—	10.28 to 10.28	2.8% to 2.8%	2.3%
DFA VA International Small Portfolio	2015	$59	4	$13.32 to $13.32	5.8% to 5.8%	2.2%
	2014	41	3	12.59 to 12.59	(5.8%) to (5.8%)	2.5%
	2013	60	4	13.36 to 13.36	27.1% to 27.1%	4.3%
	2012	6	1	10.51 to 10.51	5.1% to 5.1%	2.8%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
DFA VA International Value Portfolio	2015	$54	5	$11.42 to $11.42	(7.0%) to (7.0%)	3.3%
	2014	50	4	12.27 to 12.27	(7.2%) to (7.2%)	4.7%
	2013	33	2	13.22 to 13.22	21.7% to 21.7%	3.4%
	2012	10	1	10.87 to 10.87	8.7% to 8.7%	3.4%
DFA VA Short-Term Fixed Portfolio	2015	$46	5	$10.11 to $10.11	0.3% to 0.3%	0.3%
	2014	42	4	10.08 to 10.08	0.1% to 0.1%	0.3%
	2013	25	2	10.06 to 10.06	0.3% to 0.3%	0.3%
	2012	9	1	10.04 to 10.04	0.4% to 0.4%	0.5%
DFA VA U.S. Large Value Portfolio	2015	$106	7	$16.17 to $16.17	(3.4%) to (3.4%)	2.2%
	2014	93	6	16.74 to 16.74	9.1% to 9.1%	2.1%
	2013	71	5	15.35 to 15.35	40.8% to 40.8%	1.8%
	2012	24	2	10.90 to 10.90	9.0% to 9.0%	2.4%
DFA VA U.S. Targeted Value Portfolio	2015	$73	5	$15.44 to $15.44	(5.2%) to (5.2%)	1.3%
	2014	69	4	16.29 to 16.29	3.7% to 3.7%	0.9%
	2013	78	5	15.71 to 15.71	44.6% to 44.6%	1.2%
	2012	21	2	10.86 to 10.86	8.6% to 8.6%	2.0%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2015	$19,902	816	$19.56 to $27.98	5.4% to 6.2%	0.0%
	2014	18,854	822	18.56 to 26.35	6.1% to 6.8%	0.0%
	2013	18,018	842	17.49 to 24.67	31.9% to 32.8%	0.0%
	2012	14,480	901	13.26 to 18.58	14.8% to 15.6%	0.0%
	2011	13,250	940	11.55 to 16.07	(8.4%) to (7.8%)	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2015	$2,488	114	$21.91 to $21.91	(2.3%) to (2.3%)	0.0%
	2014	2,573	115	22.42 to 22.42	1.6% to 1.6%	0.0%
	2013	2,542	115	22.07 to 22.07	48.5% to 48.5%	0.0%
	2012	1,637	110	14.86 to 14.86	20.6% to 20.6%	0.0%
	2011	1,257	102	12.32 to 12.32	(13.8%) to (13.8%)	0.4%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2015	$217,756	6,352	$15.84 to $47.42	(0.0%) to 0.7%	1.0%
	2014	228,027	6,659	15.73 to 47.43	11.2% to 11.9%	1.0%
	2013	214,535	6,969	14.06 to 42.67	30.4% to 31.3%	1.1%
	2012	171,709	7,248	10.71 to 32.73	15.6% to 16.4%	1.3%
	2011	162,267	7,899	9.20 to 28.31	(8.0%) to (2.5%)	1.0%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2015	$71,768	2,972	$14.89 to $30.26	(4.6%) to (4.0%)	3.2%
	2014	77,772	3,073	15.51 to 31.73	8.0% to 8.7%	2.8%
	2013	75,904	3,239	14.26 to 29.39	27.3% to 28.1%	2.6%
	2012	59,856	3,241	11.13 to 23.10	16.5% to 17.3%	3.1%
	2011	53,886	3,401	9.49 to 19.83	(5.1%) to 1.0%	2.4%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2015	$579	51	$11.17 to $11.38	(1.0%) to (0.3%)	2.4%
	2014	436	38	11.27 to 11.41	4.1% to 4.8%	2.3%
	2013	124	11	10.83 to 10.88	8.3% to 8.8%	2.0%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2015	$671	57	$11.56 to $11.78	(0.9%) to (0.2%)	2.0%
	2014	487	42	11.67 to 11.81	4.2% to 5.0%	2.0%
	2013	153	14	11.20 to 11.25	12.0% to 12.5%	2.8%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2015	$1,223	102	$11.77 to $11.99	(1.0%) to (0.3%)	2.1%
	2014	675	56	11.89 to 12.03	4.2% to 4.9%	1.7%
	2013	247	22	11.41 to 11.46	14.1% to 14.6%	1.4%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	2015	$2,295	192	$11.89 to $12.03	4.9% to 5.6%	0.3%
	2014	255	22	11.34 to 11.39	13.4% to 13.9%	0.4%
Fidelity® VIP Growth Portfolio—Initial Class	2015	$5,572	264	$21.14 to $21.14	7.2% to 7.2%	0.3%
	2014	5,209	264	19.72 to 19.72	11.3% to 11.3%	0.2%
	2013	4,811	272	17.72 to 17.72	36.3% to 36.3%	0.3%
	2012	3,726	287	13.00 to 13.00	14.7% to 14.7%	0.6%
	2011	3,420	302	11.33 to 11.33	0.2% to 0.2%	0.4%
Fidelity® VIP Index 500 Portfolio—Initial Class	2015	$14,187	624	$17.00 to $22.77	1.3% to 1.3%	2.1%
	2014	13,300	593	16.77 to 22.47	13.6% to 13.6%	1.6%
	2013	12,572	637	14.77 to 19.78	32.2% to 32.2%	1.8%
	2012	10,862	727	11.17 to 14.96	15.9% to 15.9%	2.1%
	2011	9,306	722	9.63 to 12.91	(3.7%) to 2.0%	2.0%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2015	$1,025	59	$11.79 to $17.63	(0.6%) to (0.6%)	2.5%
	2014	1,220	70	11.86 to 17.74	5.8% to 5.8%	2.5%
	2013	1,025	63	11.21 to 16.76	(1.8%) to (1.8%)	2.5%
	2012	1,000	60	11.41 to 17.06	5.9% to 5.9%	2.4%
	2011	1,058	70	10.78 to 16.11	7.3% to 7.8%	4.9%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2015	$9,295	455	$12.66 to $39.76	(2.1%) to (1.4%)	0.5%
	2014	8,039	342	12.93 to 40.32	5.5% to 6.3%	0.3%
	2013	5,925	200	12.25 to 37.94	22.5% to 36.2%	0.5%
	2012	4,191	152	9.82 to 27.85	14.8% to 14.8%	0.6%
	2011	4,090	171	8.55 to 24.25	(14.5%) to (10.6%)	0.2%
Fidelity® VIP Overseas Portfolio—Initial Class	2015	$6,463	306	$11.96 to $21.15	3.6% to 3.6%	1.4%
	2014	5,887	289	11.54 to 20.41	(8.1%) to (8.1%)	1.3%
	2013	6,653	300	12.56 to 22.20	30.4% to 30.4%	1.4%
	2012	5,587	328	9.63 to 17.02	20.7% to 20.7%	2.0%
	2011	4,939	350	7.97 to 14.10	(20.3%) to (17.2%)	1.3%
Invesco V.I. American Value Fund—Series I Shares	2015	$2,439	172	$13.91 to $14.89	(9.8%) to (9.1%)	0.4%
	2014	1,916	123	15.41 to 16.38	9.0% to 9.8%	0.5%
	2013	983	69	14.14 to 14.93	33.3% to 34.3%	0.8%
	2012	336	32	10.60 to 11.12	6.0% to 17.3%	0.8%
	2011	26	3	9.48 to 9.48	(5.2%) to (5.2%)	1.1%
Invesco V.I. Global Real Estate Fund—Series I Shares	2015	$32	2	$13.69 to $13.69	(1.5%) to (1.5%)	3.1%
	2014	38	3	13.90 to 13.90	14.6% to 14.6%	1.5%
	2013	35	3	12.12 to 12.12	2.7% to 2.7%	4.1%
	2012	34	3	11.80 to 11.80	28.1% to 28.1%	0.9%
	2011	10	1	9.21 to 9.21	(7.9%) to (7.9%)	5.9%
Invesco V.I. International Growth Fund—Series I Shares	2015	$11,637	983	$11.13 to $12.39	(3.0%) to (2.3%)	1.5%
	2014	10,416	859	11.48 to 12.68	(0.4%) to (0.3%)	1.6%
	2013	8,723	722	11.52 to 12.64	18.2% to 19.0%	1.3%
	2012	6,187	609	9.75 to 10.62	14.7% to 15.5%	1.5%
	2011	4,082	459	8.50 to 9.19	(8.1%) to (6.7%)	1.4%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Aspen Enterprise Portfolio—Institutional Shares	2015	$734	21	$16.78 to $35.97	4.0% to 4.0%	0.7%
	2014	532	16	16.13 to 34.57	12.5% to 12.5%	0.2%
	2013	522	18	14.34 to 30.73	32.4% to 32.4%	0.5%
	2012	493	22	10.83 to 23.21	17.3% to 17.3%	0.0%
	2011	986	53	9.23 to 19.79	(7.7%) to (1.4%)	0.0%
Janus Aspen Forty Portfolio—Institutional Shares	2015	$34	2	$17.78 to $17.78	12.2% to 12.2%	0.0%
	2014	13	1	15.85 to 15.85	8.7% to 8.7%	0.1%
	2013	23	2	14.57 to 14.57	31.2% to 31.2%	0.7%
	2012	16	1	11.11 to 11.11	24.2% to 24.2%	0.7%
	2011	8	1	8.95 to 8.95	(10.5%) to (10.5%)	0.3%
Janus Aspen Global Research Portfolio—Institutional Shares	2015	$87,916	4,936	$13.94 to $24.97	(3.0%) to (2.3%)	0.7%
	2014	94,490	5,163	14.34 to 25.73	6.7% to 7.4%	1.1%
	2013	94,077	5,508	13.41 to 24.12	27.5% to 28.4%	1.2%
	2012	78,464	5,872	10.49 to 18.91	19.2% to 20.1%	0.9%
	2011	71,817	6,397	8.78 to 15.86	(14.3%) to (13.7%)	0.6%
LVIP Baron Growth Opportunities Fund—Service Class	2015	$10	1	$16.22 to $16.22	(4.8%) to (4.8%)	0.0%
	2014	9	1	17.04 to 17.04	4.9% to 4.9%	0.2%
	2013	10	1	16.25 to 16.25	40.1% to 40.1%	0.4%
	2012	6	1	11.60 to 11.60	18.2% to 18.2%	2.2%
	2011	—	—	9.81 to 9.81	(1.9%) to (1.9%)	0.0%
MFS® International Value Portfolio—Initial Class	2015	$6,277	433	$14.30 to $15.48	5.9% to 6.7%	2.0%
	2014	4,431	325	13.50 to 14.51	0.6% to 1.3%	2.0%
	2013	2,955	219	13.41 to 14.32	27.0% to 27.9%	1.9%
	2012	381	36	10.56 to 11.19	5.6% to 16.2%	0.5%
	2011	19	2	9.63 to 9.63	(3.7%) to (3.7%)	1.9%
MFS® Investors Trust Series—Initial Class	2015	$1,787	151	$10.89 to $23.16	(0.5%) to 0.2%	1.1%
	2014	615	44	10.94 to 23.10	9.4% to 11.0%	1.0%
	2013	224	11	20.81 to 20.81	32.1% to 32.1%	1.1%
	2012	171	11	15.76 to 15.76	19.2% to 19.2%	1.0%
	2011	135	10	13.23 to 13.23	(2.2%) to (2.2%)	0.9%
MFS® New Discovery Series—Initial Class	2015	$4,465	253	$13.07 to $25.92	(2.6%) to (1.9%)	0.0%
	2014	5,283	297	13.32 to 26.42	(7.9%) to (7.3%)	0.0%
	2013	5,847	304	14.37 to 28.49	40.5% to 41.5%	0.0%
	2012	2,934	175	10.15 to 20.13	3.8% to 21.2%	0.0%
	2011	1,857	112	8.37 to 16.60	(16.3%) to (10.3%)	0.0%
MFS® Research Series—Initial Class	2015	$1,103	71	$14.84 to $20.69	0.1% to 0.8%	0.7%
	2014	1,009	65	14.82 to 20.52	9.4% to 10.2%	0.8%
	2013	795	55	13.54 to 18.62	31.4% to 32.3%	0.3%
	2012	600	52	10.31 to 14.08	3.1% to 17.3%	0.6%
	2011	123	10	12.00 to 12.00	(0.5%) to (0.5%)	0.9%
MFS® Total Return Bond Series—Initial Class	2015	$71	6	$11.99 to $11.99	(0.3%) to (0.3%)	0.8%
	2014	85	7	12.02 to 12.02	5.8% to 5.8%	1.2%
	2013	8	1	11.36 to 11.36	(1.0%) to (1.0%)	1.3%
	2012	4	—	11.48 to 11.48	7.4% to 7.4%	2.2%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® Value Series—Initial Class	2015	$6	—	$16.43 to $16.43	(0.7%) to (0.7%)	2.4%
	2014	5	—	16.55 to 16.55	10.5% to 10.5%	1.6%
	2013	3	—	14.98 to 14.98	35.9% to 35.9%	1.3%
	2012	1	—	11.02 to 11.02	16.3% to 16.3%	1.3%
	2011	—	—	9.48 to 9.48	(5.2%) to (5.2%)	1.6%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2015	$6,447	429	$13.67 to $30.42	0.6% to 1.3%	0.0%
	2014	2,843	174	13.59 to 30.04	6.8% to 7.6%	0.0%
	2013	2,289	145	12.73 to 27.92	31.7% to 32.6%	0.0%
	2012	1,208	88	9.66 to 21.05	(3.4%) to 12.4%	0.0%
	2011	607	32	9.47 to 18.73	(5.3%) to 0.5%	0.0%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2015	$2,781	258	$10.68 to $10.81	(0.3%) to 0.4%	4.0%
	2014	844	79	10.71 to 10.76	7.1% to 7.6%	1.1%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2015	$231	15	$15.43 to $15.43	(4.0%) to (4.0%)	1.8%
	2014	294	18	16.08 to 16.08	2.3% to 2.3%	2.5%
	2013	317	20	15.72 to 15.72	(8.5%) to (8.5%)	1.0%
	2012	321	19	17.18 to 17.18	6.9% to 6.9%	1.6%
	2011	278	17	16.06 to 16.06	7.6% to 7.6%	2.6%
PIMCO VIT Low Duration Portfolio—Administrative Class	2015	$346	27	$12.88 to $12.88	0.3% to 0.3%	3.4%
	2014	353	28	12.84 to 12.84	0.9% to 0.9%	1.1%
	2013	361	28	12.73 to 12.73	(0.1%) to (0.1%)	1.5%
	2012	374	29	12.74 to 12.74	5.9% to 5.9%	1.9%
	2011	146	12	12.04 to 12.04	1.1% to 1.1%	1.8%
PIMCO VIT Total Return Portfolio—Administrative Class	2015	$1,722	104	$11.71 to $16.91	0.5% to 0.5%	4.9%
	2014	2,018	122	11.66 to 16.83	4.3% to 4.3%	2.2%
	2013	2,049	129	11.18 to 16.14	(2.0%) to (2.0%)	2.2%
	2012	3,011	184	11.40 to 16.46	9.6% to 9.6%	2.6%
	2011	2,497	171	10.40 to 15.02	3.6% to 4.0%	2.6%
PIMCO VIT Total Return Portfolio—Institutional Class	2015	$2,702	263	$10.19 to $10.31	(0.1%) to 0.6%	5.9%
	2014	559	55	10.20 to 10.24	2.0% to 2.4%	2.2%
Royce Micro-Cap Portfolio—Investment Class	2015	$14,148	996	$13.60 to $14.46	(13.1%) to (12.5%)	0.0%
	2014	16,955	1,045	15.64 to 16.51	(4.3%) to (3.6%)	0.0%
	2013	18,040	1,071	16.34 to 17.13	20.1% to 21.0%	0.5%
	2012	15,482	1,112	13.60 to 14.16	6.9% to 7.6%	0.0%
	2011	14,055	1,084	12.73 to 13.15	(12.7%) to (12.1%)	2.5%
T. Rowe Price Blue Chip Growth Portfolio	2015	$47	2	$19.08 to $19.08	11.1% to 11.1%	0.0%
	2014	40	2	17.18 to 17.18	9.2% to 9.2%	0.0%
	2013	40	3	15.74 to 15.74	41.2% to 41.2%	0.0%
	2012	25	2	11.15 to 11.15	18.3% to 18.3%	0.1%
	2011	15	2	9.43 to 9.43	(5.7%) to (5.7%)	0.0%
T. Rowe Price International Stock Portfolio	2015	$21	2	$11.43 to $11.43	(0.9%) to (0.9%)	1.0%
	2014	19	2	11.53 to 11.53	(1.2%) to (1.2%)	0.8%
	2013	26	2	11.67 to 11.67	14.1% to 14.1%	1.0%
	2012	18	2	10.24 to 10.24	18.4% to 18.4%	0.8%
	2011	4	—	8.64 to 8.64	(13.6%) to (13.6%)	4.9%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

		Net Assets (in 000s)	Units Outstanding in (000s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
T. Rowe Price Limited-Term Bond Portfolio	2015	$507	37	$10.53 to $14.19	0.3% to 0.3%	1.1%
	2014	604	43	10.50 to 14.14	0.6% to 0.6%	1.2%
	2013	450	33	10.43 to 14.05	0.1% to 0.1%	1.6%
	2012	814	59	10.42 to 14.03	2.5% to 2.5%	2.0%
	2011	812	61	10.17 to 13.70	1.6% to 1.7%	2.4%
T. Rowe Price New America Growth Portfolio	2015	$2	—	$17.24 to $17.24	8.6% to 8.6%	0.0%
	2014	3	—	15.87 to 15.87	9.3% to 9.3%	0.0%
	2013	6	—	14.52 to 14.52	38.0% to 38.0%	0.0%
	2012	5	—	10.52 to 10.52	13.1% to 13.1%	0.8%
	2011	—	—	9.30 to 9.30	(7.0%) to (7.0%)	0.3%
The Merger Fund VL	2015	$30	3	$10.65 to $10.65	(0.9%) to (0.9%)	1.9%
	2014	37	3	10.74 to 10.74	1.4% to 1.4%	1.1%
	2013	39	4	10.60 to 10.60	3.9% to 3.9%	0.3%
	2012	21	2	10.20 to 10.20	2.5% to 2.5%	0.0%
	2011	44	4	9.95 to 9.95	(0.5%) to (0.5%)	8.5%
UIF Emerging Markets Debt Portfolio—Class I	2015	$502	22	$22.74 to $22.74	(1.1%) to (1.1%)	5.4%
	2014	580	25	23.00 to 23.00	2.9% to 2.9%	5.6%
	2013	781	35	22.34 to 22.34	(8.7%) to (8.7%)	4.3%
	2012	1,098	45	24.48 to 24.48	18.0% to 18.0%	3.0%
	2011	1,134	55	20.76 to 20.76	7.0% to 7.0%	3.3%
UIF U.S. Real Estate Portfolio—Class I	2015	$18,669	1,141	$14.69 to $37.72	1.5% to 2.2%	1.3%
	2014	19,165	1,197	14.48 to 36.92	28.8% to 29.7%	1.4%
	2013	12,109	970	11.24 to 28.46	1.3% to 2.1%	1.1%
	2012	10,608	844	11.09 to 27.89	15.0% to 15.8%	0.8%
	2011	7,986	713	9.64 to 24.07	0.1% to 5.9%	0.8%
Van Eck VIP Multi-Manager Alternatives Fund—Initial Class Shares	2015	$—	—	—	—	—
	2014	2,427	227	10.19 to 11.49	(1.8%) to (1.1%)	0.0%
	2013	2,201	203	10.30 to 11.61	4.3% to 5.0%	0.0%
	2012	1,056	97	9.80 to 11.05	(0.5%) to 1.3%	0.0%
	2011	1,136	105	9.67 to 10.91	(3.3%) to (2.3%)	0.9%
Victory VIF Diversified Stock Fund—Class A Shares	2015	$3	—	$14.80 to $14.80	(3.1%) to (3.1%)	0.6%
	2014	2	—	15.27 to 15.27	10.2% to 10.2%	0.8%
	2013	9	1	13.86 to 13.86	33.9% to 33.9%	0.7%
	2012	5	—	10.35 to 10.35	16.3% to 16.3%	0.5%
	2011	26	3	8.90 to 8.90	(11.0%) to (11.0%)	0.7%

Not all investment divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are .05% - 1.00%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights

The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation
and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2015, the results of each of its operations for the year ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 28, 2016

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2015 and 2014

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2015	2014
	(in millions)
Assets
Fixed maturities (includes securities pledged as collateral that can be sold or repledged of $586 and $537 in 2015 and 2014, respectively):
Available-for-sale, at fair value	$77,160	$75,653
Securities, at fair value	1,464	1,197
Equity securities:
Available-for-sale, at fair value	40	35
Securities, at fair value	501	757
Mortgage loans, net of allowances	12,757	10,927
Policy loans	877	869
Securities purchased under agreements to resell	298	133
Investments in affiliates	540	2,287
Other investments	1,149	1,210
Total investments	94,786	93,068

Cash and cash equivalents	2,288	710
Deferred policy acquisition costs	3,530	3,041
Interest in annuity contracts	6,472	6,260
Amounts recoverable from reinsurer:
Affiliated	4,323	4,410
Unaffiliated	1,537	1,546
Other assets	1,502	1,505
Separate account assets	28,755	28,965
Total assets	$143,193	$139,505

Liabilities
Policyholders’ account balances	$70,006	$66,876
Future policy benefits	18,380	16,688
Policy claims	300	347
Obligations under structured settlement agreements	6,472	6,260
Amounts payable to reinsurer:
Affiliated	4,259	4,370
Unaffiliated	51	52
Other liabilities	2,670	3,186
Separate account liabilities	28,755	28,965
Total liabilities	130,893	126,744

Stockholder’s Equity
Capital stock : par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	975	2,064
Retained earnings	7,369	6,744
Total New York Life and Annuity stockholder’s equity	12,297	12,761
Non-controlling interest	3	—
Total stockholder’s equity	12,300	12,761
Total liabilities and stockholder’s equity	$143,193	$139,505

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2015	2014	2013
	(in millions)

Revenues
Premiums	$2,432	$3,123	$3,384
Fees-universal life and annuity policies	1,019	1,017	889
Net investment income	3,767	3,730	3,652
Net investment gains (losses):
Other-than-temporary impairments on fixed maturities	(107)	(30)	(45)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	13	1	11
All other net investment gains (losses)	154	467	(65)
Total net investment gains (losses)	60	438	(99)
Net revenue from reinsurance	97	86	71
Other income	125	100	94
Total revenues	7,500	8,494	7,991

Expenses
Interest credited to policyholders’ account balances	2,061	2,199	1,847
Increase in liabilities for future policy benefits	1,633	2,451	2,718
Policyholder benefits	1,491	1,341	1,164
Operating expenses	1,466	1,129	1,363
Total expenses	6,651	7,120	7,092

Income before income taxes	849	1,374	899
Income tax expense	224	391	242
Net income	$625	$983	$657

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2015	2014	2013
	(in millions)

Net income	$625	$983	$657

Other comprehensive (loss) gain income, net of tax:
Foreign currency translation adjustment:	(3)	(1)	1
Less: reclassification adjustment for currency translation gains
included in net income	—	—	—
Foreign currency translation adjustment, net	(3)	(1)	1

Net unrealized investment (losses) gains:
Net unrealized investment (losses) gains arising during the period	(1,130)	1,175	(1,999)
Less: reclassification adjustment for net unrealized investment gains
included in net income	(44)	73	63
Net unrealized investment (losses) gains, net	(1,086)	1,102	(2,062)
Other comprehensive (loss) income, net of tax	(1,089)	1,101	(2,061)

Comprehensive (loss) income	$(464)	$2,084	$(1,404)

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2015, 2014 and 2013
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance at December 31,2012	$25	$3,928	$3,024	$5,118	$12,095	$—	$12,095
Cumulative effect of a change in
accounting principle, net of tax	—	—	—	(14)	(14)	—	(14)
Balance at January 1, 2013, as adjusted	$25	$3,928	$3,024	$5,104	$12,081	$—	$12,081
Net income	—	—	—	657	657	—	657
Other comprehensive loss, net of tax	—	—	(2,061)	—	(2,061)	—	(2,061)
Balance at December 31, 2013	$25	$3,928	$963	$5,761	$10,677	$—	$10,677
Net income	—	—	—	983	983	—	983
Other comprehensive income, net of tax	—	—	1,101	—	1,101	—	1,101
Balance at December 31, 2014	$25	$3,928	$2,064	$6,744	$12,761	$—	$12,761
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Balance at December 31, 2015	$25	$3,928	$975	$7,369	$12,297	$3	$12,300

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOW

	Year Ended December 31,
	2015	2014	2013
	(in millions)
Cash Flows from Operating Activities
Net income	$625	$983	$657
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22	23	41
Net capitalization of deferred policy acquisition costs	(42)	(314)	(44)
Universal life and annuity fees	(786)	(743)	(718)
Interest credited to policyholders’ account balances	2,061	2,199	1,847
Capitalized interest and dividends reinvested	(234)	(228)	(207)
Net investment (gains) losses	(60)	(438)	99
Equity in earnings of limited partnerships	17	(14)	(18)
Deferred income tax (benefit) expense	(45)	133	54
Net revenue from intercompany reinsurance	(2)	(1)	(1)
Net change in unearned revenue liability	56	60	140
Changes in:
Other assets and other liabilities	(45)	(111)	53
Book overdrafts	(14)	20	14
Reinsurance receivables and payables	15	4	(59)
Policy claims	(47)	8	69
Future policy benefits	1,661	2,463	2,685
Net cash provided by operating activities	3,182	4,044	4,612

Cash Flows from Investing Activities
Proceeds from:
Sale of available-for-sale fixed maturities	3,970	2,474	3,979
Maturity and repayment of available-for-sale fixed maturities	7,994	7,829	9,329
Sale of equity securities	24	78	34
Repayment of mortgage loans	1,340	1,309	1,167
Sale of other investments	2,233	1,997	2,134
Sale of securities, at fair value	1,571	679	280
Maturity and repayment of securities, at fair value	13	48	61
Cost of:
Available-for-sale fixed maturities acquired	(13,505)	(12,296)	(16,219)
Equity securities acquired	(29)	(2)	—
Mortgage loans acquired	(3,183)	(2,460)	(2,431)
Acquisition of other investments	(2,051)	(2,045)	(1,962)
Acquisition of securities, at fair value	(1,834)	(1,753)	(1,013)
Securities purchased under agreements to resell	(165)	(32)	(42)
Cash collateral (paid) received on derivatives	(1)	(4)	7
Policy loans	1	(6)	12
Consolidation of entities	24	—	—
Net cash used in investing activities	(3,598)	(4,184)	(4,664)

Cash Flows from Financing Activities
Policyholders’ account balances:
Deposits	9,764	7,735	6,116
Withdrawals	(6,191)	(6,030)	(4,325)
Net transfers to the separate accounts	(1,796)	(1,761)	(1,518)
Increase in loaned securities	50	50	39
Securities sold under agreements to repurchase	—	—	(76)
Net paydowns from debt	(2)	(1)	(4)
Cash collateral received (paid) on derivatives	159	265	(215)
Net cash provided by financing activities	1,984	258	17
Effect of exchange rate changes on cash and cash equivalents	10	(2)	(4)
Net increase (decrease) in cash and cash equivalents	1,578	116	(39)
Cash and cash equivalents, beginning of year	710	594	633
Cash and cash equivalents, end of year	$2,288	$710	$594

The accompanying notes are an integral part of the consolidated financial statements

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)

DECEMBER 31, 2015, 2014 AND 2013

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its Insurance and Agency and Investment Groups. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation with majority owned and controlled subsidiaries, as well as a variable interest entity in which the Company is considered the primary beneficiary, and two private investment funds targeted at third-party investors. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. For mortgage-backed and asset-backed securities, projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition, when the fair value is below amortized cost and there are negative changes in estimated future cash flows, are deemed other-than-temporary impaired securities.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults and recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trust or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. The changes in the fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for trading securities are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral is updated triennially unless a more current appraisal is warranted. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios (“LTV”) of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a loan has investment income due and accrued that is 90 days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance is established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential valuation allowance.

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates consists of the Company’s investment in the New York Life Short Term Fund (“STIF”) and a revolving loan agreement with Madison Capital Funding LLC (“MCF”). The STIF was substantially liquidated in 2015 and the revolving loan agreement with MCF was terminated in 2015 as well. At December 31, 2015, Investment in affiliates represents the Company’s equity investment in MCF. For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on derivative instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

Fair value option election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument is within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in OCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses, Net investment income, or Interest credited to policyholders’ account balances. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in OCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses . Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities (“VIEs”)

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

This authoritative guidance was deferred until December 31, 2015 for certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structures and former qualifying SPEs. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provisions, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, or both.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded in the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell.

Deferred Policy Acquisition Costs

DAC consists primarily of incremental direct costs of contract acquisition that are incurred in transactions with employees, including career agents and independent third-parties as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. These costs have been deferred and recorded as an asset .

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Intangible Assets

The Company holds an intangible asset with a finite life which is amortized over its useful life. Intangible assets with finite useful lives are tested for impairment when facts and circumstances indicate that the carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset’s carrying value over its fair value.

Fair value is generally determined using a discounted cash flow analysis with assumptions that a market participant would use.

All intangible assets are reported in Other assets.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for future policy benefits are mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to Increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, and receivables from affiliates. Other liabilities primarily consist of net deferred tax liabilities, clearing and suspense liabilities, collateral received on securities loaned, employee and agent benefits, and payables to affiliates.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (as discussed in Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (as discussed in Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

In periods of extreme volatility and disruption in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

The Company’s investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, preferred and common stocks, senior secured commercial loans and equity real estate. The fair value of the Company’s investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but may experience significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and the Company’s portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than the Company otherwise would have been able to realize, or both.

In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company’s general account investments.

During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on certain of the Company’s life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on the Company’s portfolio of investments supporting those products, thus generating losses.

Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

The Company establishes and carries reserves to pay future policyholder benefits and claims. The process of calculating reserve amounts for an insurance organization involves the use of a number of estimates and assumptions including those related to mortality (the incidence rate of death), morbidity (the incidence rate of a disease or medical condition) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts). Since the Company cannot precisely determine the amount or timing of actual future benefits and claims, actual results could differ significantly from those assumed. Deviations from one or more of these estimates and assumptions could have a material adverse effect on the Company’s consolidated results of operations or financial position.

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, morbidity, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability, or other factors. In addition, the Company could fail to accurately provide for changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match its pricing assumptions or its past results. Accordingly, the Company’s results of operations and financial position could be materially adversely affected.

Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to the Company due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company’s structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company’s products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

Revenues of the Company’s variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the equity market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for certain annuity and life insurance products during the period when account values are less than guaranteed amounts.

The risk-based capital (“RBC”) ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company’s products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company’s statutory surplus and RBC ratio. To the extent the Company’s statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

The Company faces significant competition.

The Company faces strong competition in its Insurance and Agency and Investment Group businesses. The Company’s ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings. Industry consolidation, including acquisition of insurance and other financial service companies in the U.S. by international companies, could result in larger competitors with strong financial resources, marketing and distribution capabilities and brand identities.

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company’s ability to meet its financial obligations. These ratings indicate a rating agency’s view of an insurance company’s ability to meet its obligations to its insureds. In certain of the Company’s markets, ratings are important competitive factors. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company’s ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds. In addition, downgrades of the sovereign credit rating of the United States of America would likely result in a corresponding downgrade of the financial strength rating of the Company by certain rating agencies, which could have an adverse effect on the Company’s results of operations.

The Company’s risk management policies and procedures may leave it exposed to unidentified or unanticipated risks, which could negatively affect the Company’s business.
The Company has devoted significant resources to develop and periodically update its risk management policies and procedures and expects to do so in the future. However, the Company’s policies and procedures to identify, monitor and manage risks may not be fully effective. Many of the methods used by the Company to manage risk and exposures are based on the use of observed historical market behavior or statistics based on historical models. As a result, these methods may not predict future exposures, which could be significantly greater than the historical measures indicate. Other risk management methods depend on the evaluation of information regarding markets, clients, catastrophe occurrence or other matters that is publicly available or is otherwise accessible to the Company, which may not always be accurate, complete, up-to-date or properly evaluated. Moreover, the Company is subject to the risk of inadequate performance of contractual obligations by third-party vendors of products and services that are used in its businesses or to whom the Company outsources certain business functions, as well as the risk of past or future misconduct by employees of its vendors and service providers, which could result in violations of law by the Company, regulatory sanctions and/or reputational or financial harm. Management of operational, legal and regulatory risks requires, among other things, policies and procedures to record properly and verify a large number of transactions and events, and these policies and procedures may not always be fully effective.

Regulatory developments in the markets in which the Company operates could affect the Company’s business.

Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation, derivatives, federal taxation and Employee Retirement Income Security Act of 1974 (“ERISA”) including the rules applying to fiduciaries, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The attractiveness to the Company’s customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company’s products to its customers.

A computer system failure or security breach could disrupt the Company’s business, damage its reputation and adversely impact its profitability.

The Company relies on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company has policies, procedures, automation and backup plans and facilities designed to prevent or limit the effect of failure,

NOTE 4 – BUSINESS RISKS AND UNCERTAINTIES (continued)

its computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond its control. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business and adversely impact its profitability.

The Company retains confidential information on its computer systems, including customer information and proprietary business information. Any compromise of the security of the Company’s computer systems that results in the disclosure of personally identifiable customer information could damage the Company’s reputation, expose the Company to litigation and regulatory action, increase regulatory scrutiny, and require it to incur significant technical, legal and other expenses.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

Effective January 1, 2015, the Company adopted new guidance that permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense. The adoption was applied on a retrospective basis and resulted in the restatement of all years presented with a decrease in Retained earnings of $23 million, at January 1, 2014. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

Future Adoption of New Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued updated guidance on accounting for leases which requires lessees to recognize almost all leases on the balance sheet as a right-of-use asset and a lease liability. For leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and lease liabilities rather to recognize lease expense on a straight-line basis over the term of the lease. The recognition, measurement, and presentation of expenses and cash flows arising from a lease have not significantly changed. Also, fundamental changes were not made to the lessor accounting. The new guidance is effective for interim and annual periods, beginning after December 15, 2018 using a modified retrospective approach. Early adoption is permitted. The Company is assessing the impact of this guidance on its consolidated financial statements.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The new standard is effective on January 1, 2018 and requires a cumulative effective adjustment to be recorded for the impact on adoption. The Company is currently assessing the impact on its financial statements.

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures, and removes the indefinite deferral for certain investment funds. The Company adopted this guidance retrospectively effective January 1, 2016 and did not have a material effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted to one year as of January 1, 2017. The Company plans to adopt the guidance on its required effective date of January 1, 2018 and is assessing the impact of the guidance on its consolidated financial statements.

NOTE 6 – INVESTMENTS

Fixed Maturities

The amortized cost and estimated fair value of fixed maturities at December 31, 2015 and 2014, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2015		2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-Sale
Due in one year or less	$2,798	$2,825	$3,396	$3,448
Due after one year through five years	14,328	14,718	13,814	14,561
Due after five years through ten years	21,327	21,216	18,321	18,917
Due after ten years	11,330	11,932	10,489	11,716

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	13,440	14,163	14,581	15,485
Non-agency mortgage-backed securities	6,066	6,156	6,564	6,802
Non-agency asset-backed securities	6,158	6,150	4,670	4,724
Total available-for-sale	$75,447	$77,160	$71,835	$75,653

NOTE 6 – INVESTMENTS (continued)

At December 31, 2015 and 2014, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-Sale
U.S. Treasury	$1,062	$68	$4	$1,126	$—
U.S. government corporations and agencies	1,099	121	2	1,218	—
U.S. agency mortgage-backed and asset-backed securities	13,440	816	93	14,163	—
Foreign governments	355	43	—	398	—
U.S. corporate	34,827	1,382	668	35,541	—
Affiliated bonds	1,707	—	—	1,707	—
Foreign corporate	10,733	257	289	10,701	—
Non-agency residential mortgage-backed securities	1,243	53	24	1,272	(8)
Non-agency commercial mortgage-backed securities	4,823	88	27	4,884	—
Non-agency asset-backed securities(2)	6,158	56	64	6,150	(2)
Total available-for-sale	$75,447	$2,884	$1,171	$77,160	$(10)

	2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-Sale
U.S. Treasury	$828	$86	$2	$912	$—
U.S. government corporations and agencies	1,154	151	2	1,303	—
U.S. agency mortgage-backed and asset-backed securities	14,581	1,008	104	15,485	—
Foreign governments	471	60	—	531	—
U.S. corporate	32,232	2,107	188	34,151	—
Foreign corporate	11,335	477	67	11,745	—
Non-agency residential mortgage-backed securities	1,628	76	27	1,677	(10)
Non-agency commercial mortgage-backed securities	4,936	196	7	5,125	—
Non-agency asset-backed securities(2)	4,670	80	26	4,724	(2)
Total available-for-sale	$71,835	$4,241	$423	$75,653	$(12)
(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $33 million and $46 million for the years ended December 31, 2015 and 2014, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2) Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2015 and 2014, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $275 million and $644 million, respectively.

The Company had $5 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2015. The Company had no investments in fixed maturities that were non-income producing for the last 12 months at December 31, 2014.

NOTE 6 – INVESTMENTS (continued)

Equity Securities

At December 31, 2015 and 2014, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2015	$32	$8	$—	$40
2014	$20	$16	$1	$35

Fixed Maturity and Equity, Securities at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. Funds that calculate and publish a daily NAV are generally classified as Level 1 on the fair value hierarchy and those that publish a monthly NAV are generally classified as Level 2. At December 31, 2015, the Company held $38 million, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

At December 31, 2015 and 2014, contractual commitments to extend credit under mortgage loan documents amounted to $513 million and $564 million, respectively, at fixed and floating interest rates ranging from 1.77% to 6.45% in 2015 and from 1.73% to 6.41% in 2014. These commitments are diversified by property type and geographic region.

NOTE 6 – INVESTMENTS (continued)

At December 31, 2015 and 2014, the distribution of the mortgage loan portfolio by property type and geographic region was as follows ($ in millions):

	2015		2014
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,247	33.2%	$3,563	32.5%
Apartment buildings	3,820	29.9	3,328	30.4
Retail facilities	3,277	25.6	2,790	25.5
Industrial	1,165	9.1	978	9.0
Hotel/ motel	171	1.3	172	1.5
Residential	78	0.6	114	1.1
Other	26	0.3	6	—
Total mortgage loans	12,784	100.0%	10,951	100.0%
Allowance for credit losses	(27)		(24)
Total net mortgage loans	$12,757		$10,927

	2015		2014
	Amount	% of Total	Amount	% of Total
Geographic Region
South Atlantic	$3,307	25.9%	$2,868	26.2%
Central	2,824	22.1	2,471	22.6
Middle Atlantic	2,760	21.6	2,324	21.2
Pacific	2,627	20.6	2,311	21.1
New England	1,162	9.1	867	7.9
Other	104	0.7	110	1.0
Total mortgage loans	12,784	100.0%	10,951	100.0%
Allowance for credit losses	(27)		(24)
Total net mortgage loans	$12,757		$10,927

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2015 and 2014, the Company had $5 million and $3 million, respectively, of recorded investment gross of the allowance for credit losses in residential mortgage loans that were past due greater than 90 days. The Company had $26 million of recorded investment gross of the allowance for credit losses in commercial mortgage loans that were past due greater than 90 days, at December 31, 2015. There were no residential or commercial investments in mortgage loans that were past due less than 90 days at December 31, 2015 and 2014.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NOTE 6 – INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2015 and 2014 is summarized below (in millions):

	2015
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$22	$24
Provision for credit losses	—	3	3
Ending balance	$2	$25	$27

Ending Balance:
Collectively evaluated for impairment (general)	$2	$25	$27

Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$77	$12,707	$12,784
Individually evaluated for impairment (specific)	$1	$—	$1

	2014
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$4	$24	$28
Recoveries	(2)	(2)	(4)
Ending balance	$2	$22	$24

Ending Balance:
Collectively evaluated for impairment (general)	$2	$22	$24

Mortgage Loans:
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$110	$10,837	$10,947
Individually evaluated for impairment (specific)	$4	$—	$4

For the year ended December 31, 2013, direct write – downs were $1 million and provision for credit losses were $6 million.

NOTE 6 – INVESTMENTS (continued)

The Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2015 and 2014, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2015
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$26	$—	$1	$—	$27
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	2	—	46
71% to 80%	88	402	253	11	18	9	—	781
Below 70%	4,115	3,418	3,024	1,128	153	66	26	11,930
Total	$4,247	$3,820	$3,277	$1,165	$171	$78	$26	$12,784

2014
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$—	$—	$1	$—	$1
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	68	—	182	3	—	3	—	256
71% to 80%	70	357	94	55	19	15	—	610
Below 70%	3,425	2,971	2,514	920	153	95	6	10,084
Total	$3,563	$3,328	$2,790	$978	$172	$114	$6	$10,951

Impaired mortgage loans were $1 million and $5 million at December 31, 2015 and 2014, respectively. At December 31, 2015, the Company had $31 million in impaired loans without a related allowance. The Company did not have impaired loans without related allowance for December 31, 2014.

At December 31, 2015, the Company did not have any investments in mortgage loans that have been non-income producing for the last 12 months. At December 31, 2014, the Company had $2 million of investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2015 and 2014, there were $485 million and $30 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

The components of Investments in affiliates at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014

STIF	$—	$246
Equity investment in MCF	540	—
MCF revolving loan agreement	—	2,041
Total investments in affiliates	$540	$2,287

The STIF was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF was a pooled fund managed by New York

NOTE 6 – INVESTMENTS (continued)

Life Investment Management LLC (“NYLIM”), an indirect wholly owned subsidiary of New York Life, where all participants were subsidiaries of New York Life. The STIF was substantially liquidated in 2015. The Company now invests directly in short-term instruments, which are included in Cash and cash equivalents and Fixed maturities, available-for-sale.

The MCF revolving loan agreement represented a revolving loan agreement the Company entered into with MCF. The loans with MCF were repaid at December 31, 2015. On December 31, 2015, the Company made an equity investment in MCF. Refer to Note 11 – Related Party Transactions for further discussion.

Other Investments

The components of Other investments at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014

Limited partnerships and limited liability companies	$544	$657
Investment, at fair value, of consolidated investment companies	68	—
Senior secured commercial loans	12	153
Derivatives	342	197
Real estate	53	51
Short-term investments	13	24
Other invested assets	117	128
Total other investments	$1,149	$1,210

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $13 million and $154 million at December 31, 2015 and 2014, respectively. The loss reserve was $1 million for both years ended December 31, 2015 and 2014, respectively. Refer to Note 3 – Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $288 million and $442 million at December 31, 2015 and 2014, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2015 or 2014. There was no depreciation expense for the years ended December 31, 2015, 2014, or 2013.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2015 and 2014, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2015 and 2014, the Company had $130 million and $172 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $14 million and $21 million of unfunded commitment as of December 31, 2015 and 2014, respectively. During 2015, 2014 and 2013, the Company recorded amortization on these investments under the proportional amortization method of $40 million, $40 million, and $45 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $49 million, $56 million, and $50 million for 2015, 2014 and 2013, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

NOTE 6 – INVESTMENTS (continued)

Variable Interest Entities

Consolidated VIEs

At December 31, 2015 and 2014, the Company included assets of $46 million in the accompanying Consolidated Statements of Financial Position, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the transaction documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to energy savings performance contracts and issuing certificates representing the right to those receivables. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

The following table reflects the carrying amount and statement of financial position classification of the assets and liabilities of the consolidated VIE at December 31, 2015 and 2014 (in millions):

	2015	2014
Cash	$—	$—
Other investments*	46	46
Total assets	$46	$46

Other liabilities	$1	$1
Total liabilities	$1	$1

* Includes limited partnerships/limited liability companies.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $27,932 million and $28,208 million at December 31, 2015 and 2014, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its

NOTE 6 – INVESTMENTS (continued)

maximum exposure to loss associated with these entities was $544 million and $666 million at December 31, 2015 and 2014, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the “Other investments” section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $9 million and $4 million at December 31, 2015 and 2014, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, equity and credit risk. These derivative instruments include foreign currency forwards, interest rate and equity futures, interest rate and equity options, and interest rate, credit default, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are affected through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2015 and 2014 (in millions):

	2015
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$342	$—	$342	$(28)	$(285)	$(29)	$—
Liabilities	$(37)	$—	$(37)	$28	$9	$—	$—

	2014
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$197	$—	$197	$(73)	$(110)	$(10)	$4
Liabilities	$(89)	$—	$(89)	$73	$15	$—	$(1)

(1) The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties.

The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions there under. Cash collateral is invested in short-term investments. At December 31, 2015 and 2014, the Company would not have had to post additional collateral if the credit contingent features had been triggered, for a one notch downgrade in the Company’s credit rating and would have had to post additional collateral of less than $1 million and $2 million, respectively, for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2015 and 2014 (in millions):

		2015			2014

		Fair Value (1)			Fair Value (1)
	Primary Risk Exposure	Notional Amount (2)	Asset	Liability	Notional Amount (2)	Asset	Liability

Derivatives qualifying and designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$144	$31	$—	$149	$9	$—
Interest rate swaps	Interest	37	7	—	36	8	—
Total derivatives qualifying and designated		181	38	—	185	17	—

Derivatives Not Designated as Hedging:
Interest rate options	Interest	9,262	5	—	8,910	1	—
Equity options	Equity	779	51	—	779	54	—
Equity swaps	Equity	73	—	3	39	4	—
Foreign currency forwards	Currency	27	2	—	30	2	—
Foreign currency swaps	Currency	1,870	194	4	1,490	62	30
Futures	Interest	4	—	—	1	—	—
Interest rate caps	Interest	24,972	15	—	14,722	2	—
Interest rate swaps	Interest	3,706	31	31	3,661	44	59
Swaptions	Interest	5,425	6	—	7,359	11	—
Total derivatives not designated		46,118	304	38	36,991	180	89
Total derivatives		$46,299	$342	$38	$37,176	$197	$89

(1) The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.

(2) Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Credit Risk Management

The Company enters into credit default swaps (“CDS”) both to buy protection from and sell protection to a counterparty in the event of a default of a single name referenced obligation or a referenced pool of assets.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2015, 2014 and 2013 (in millions):

	Gain (loss) recognized in OCI (effective portion)(1)	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
For the year ended 12/31/2015:
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

For the year ended 12/31/2014:
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	—	1
Total	$13	$(4)	$2

For the year ended 12/31/2013:
Foreign currency swaps	$8	$—	$—
Interest rate swaps	(3)	—	1
Total	$5	$—	$1

(1) The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2015, 2014 and 2013, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2015, 2014 and 2013.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2015	2014	2013
Balance, beginning of year	$13	$(3)	$(7)
Gains deferred in OCI on the effective portion of cash flow hedges	24	13	5
Losses (gains) - reclassified to net income	(3)	3	(1)
Balance, end of year	$34	$13	$(3)

At December 31, 2015, gains of $17 million on derivatives in AOCI are expected to be reclassified to earnings within the next 12 months.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Derivative Type
Corridor options	$(1)	$(1)	$ *
Equity options	(2)	(10)	(52)
Equity swaps	(4)	3	5
Foreign currency forwards	3	3	(1)
Foreign currency swaps	165	74	(22)
Futures	—	(1)	—
Interest rate caps	(10)	(6)	2
Interest rate swaps	36	246	(183)
Swaptions	(5)	(25)	3
Credit default swaps:
Buy protection	—	—	*
Sell protection	—	—	*
Total	$182	$283	$(248)

* Recognized loss is less than $1 million.

Credit Derivatives Written

The Company does not currently have any written or purchased CDS contracts.

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2015 and 2014, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2015 and 2014 (in millions):

	Consolidated Statements of Financial Position Line Item	Fair Value
		2015	2014
Embedded Derivatives in Asset Host Contracts
Other(1)	Other liabilities	$2	$	*

Embedded Derivatives in Liability Host Contracts
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances	$155		$181

* Fair value is less than $1 million.
(1) For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013

Net revenue from reinsurance	$2	$(1)	$(13)
Interest credited to policyholders’ account balances	$(26)	$112	$(362)

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $26,868 million and $27,033 million at December 31, 2015 and 2014, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,887 million and $1,932 million at December 31, 2015 and 2014, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance, and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports, as well as the review of significant inputs used in the valuation of assets that are valued internally.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2015 and 2014 (in millions):

	2015
	Quoted prices in active markets for identical assets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,126	$—	$1,126
U.S. government corporations and agencies	—	1,194	24	1,218
U.S. agency mortgage-backed and asset-backed securities	—	14,161	2	14,163
Foreign governments	—	391	7	398
U.S. corporate	—	35,434	107	35,541
Affiliated bonds	—	—	1,707	1,707
Foreign corporate	—	10,701	—	10,701
Non-agency residential mortgage-backed securities	—	1,263	9	1,272
Non-agency commercial mortgage-backed securities	—	4,469	415	4,884
Non-agency asset-backed securities	—	5,309	841	6,150
Total fixed maturities - available-for-sale	—	74,048	3,112	77,160
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	5
U.S. corporate	—	172	—	172
Foreign corporate	—	1,195	—	1,195
Non-agency residential mortgage-backed securities	—	7	—	7
Non-agency commercial mortgage-backed securities	—	47	2	49
Non-agency asset-backed securities	—	33	3	36
Total fixed maturities - securities, at fair value	—	1,459	5	1,464
Equity securities - available-for-sale
Common stock	8	—	26	34
Non-redeemable preferred stock	—	1	5	6
Total equity securities - available-for-sale	8	1	31	40
Equity securities - securities, at fair value
Common stock	427	—	—	427
Mutual funds	71	—	3	74
Total equity securities - securities, at fair value	498	—	3	501
Derivative assets	—	342	—	342
Securities purchased under agreements to resell	—	298	—	298
Other invested assets	—	80	—	80
Cash equivalents	9	2,243	—	2,252
Short-term investments	—	13	—	13
Separate account assets	28,325	157	273	28,755
Total assets accounted for at fair value on a recurring basis	$28,840	$78,641	$3,424	$110,905

Policyholders’ account balances (1)	$—	$—	$155	$155
Derivative liabilities	—	34	3	37
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$34	$158	$192

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Quoted prices in active markets for identical assets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$912	$—	$912
U.S. government corporations and agencies	—	1,279	24	1,303
U.S. agency mortgage-backed and asset-backed securities	—	15,458	27	15,485
Foreign governments	—	523	8	531
U.S. corporate	—	33,885	266	34,151
Foreign corporate	—	11,704	41	11,745
Non-agency residential mortgage-backed securities	—	1,661	16	1,677
Non-agency commercial mortgage-backed securities	—	4,930	195	5,125
Non-agency asset-backed securities	—	3,907	817	4,724
Total fixed maturities - available-for-sale	—	74,259	1,394	75,653
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	4	—	4
U.S. corporate	—	60	—	60
Foreign corporate	—	1,030	—	1,030
Non-agency residential mortgage-backed securities	—	11	—	11
Non-agency commercial mortgage-backed securities	—	48	2	50
Non-agency asset-backed securities	—	37	5	42
Total fixed maturities - securities, at fair value	—	1,190	7	1,197
Equity securities - available-for-sale
Common stock	30	—	2	32
Non-redeemable preferred stock	—	1	2	3
Total equity securities - available-for-sale	30	1	4	35
Equity securities - securities, at fair value
Common stock	726	—	—	726
Mutual funds	31	—	—	31
Total equity securities - securities, at fair value	757	—	—	757
Derivative assets	—	193	4	197
Securities purchased under agreements to resell	—	133	—	133
Other invested assets	—	14	—	14
Cash equivalents	—	682	—	682
Short-term investments	—	24	—	24
Separate account assets	28,508	198	259	28,965
Total assets accounted for at fair value on a recurring basis	$29,295	$76,694	$1,668	$107,657

Policyholders’ account balances (1)	$—	$—	$181	$181
Derivative liabilities	—	89	—	89
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$89	$181	$270

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.

(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and securities, at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions.

Certain private placement securities that cannot be priced using the matrix-based pricing methodology described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significantly unobservable, the security is classified as Level 3.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives that are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account.

The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV). When the hedge fund investment can be redeemed at NAV, at the measurement date, or in the near-term (generally 90 days or less) it is classified as Level 2.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide further information about the Level 2 hedge funds in which the separate accounts invest in (in millions):

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$157	$—	Quarterly, Monthly	90 days or less

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$197	$—	Quarterly, Monthly	90 days or less

Limited Partnership and hedge fund investments that are restricted with respect to transfer or withdrawal of greater than 90 days are classified as Level 3. The following tables provide further information about these investments (in millions):

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$273	$—	Annual, Semi-annual, Quarterly	More than 90 days

		2014
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$259	$—	Annual, Semi-annual, Quarterly	More than 90 days

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2015 and 2014 (in millions):

	2015
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	7	7
U.S. corporate	20	87	107
Affiliated bonds	1,707	—	1,707
Non-agency residential mortgage-backed securities	—	9	9
Non-agency commercial mortgage-backed securities	82	333	415
Non-agency asset-backed securities	81	760	841
Total fixed maturities - available-for-sale	1,890	1,222	3,112
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	3	3
Total fixed maturities - securities, at fair value	—	5	5
Equity securities
Common stock	26	—	26
Non-redeemable preferred stock	5	—	5
Mutual fund	—	3	3
Total equity securities	31	3	34
Separate account assets	—	273	273
Total assets accounted for at fair value on a recurring basis	$1,921	$1,503	$3,424

Policyholders’ account balances	$155	$—	$155
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$155	$3	$158

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.

(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	27	27
Foreign governments	—	8	8
U.S. corporate	41	225	266
Foreign corporate	—	41	41
Non-agency residential mortgage-backed securities	—	16	16
Non-agency commercial mortgage-backed securities	83	112	195
Non-agency asset-backed securities	91	726	817
Total fixed maturities - available-for-sale	215	1,179	1,394
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	5	5
Total fixed maturities - securities, at fair value	—	7	7
Equity securities
Common stock	2	—	2
Non-redeemable preferred stock	2	—	2
Total equity securities	4	—	4

Derivative assets	—	4	4
Separate account assets	—	259	259
Total assets accounted for at fair value on a recurring basis	$219	$1,449	$1,668

Policyholders’ account balances	$181	$—	$181
Total liabilities accounted for at fair value on a recurring basis	$181	$—	$181

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.

(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2015 and 2014 (in millions):

	2015
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	2.3%-7.2%		3.4%

Affiliated bonds	$1,707	Cost

Non-agency asset-backed securities	$81	Discounted Cash Flow	Discount Rate	3.8%-10.8%		8.7%

Non-agency commercial mortgage-backed securities	$82	Discounted Cash Flow	Discount Rate	3.0%-12.0%		3.1%

Equity securities	$31	FHLB of Pittsburgh Capital Plan	Price to Book Multiple	.7X

Liabilities
Policyholders’ account balances	$155	Discounted Cash Flow	Discount Rate	1.3%	-	11.2%
		(GMAB)	Equity Returns	0.8%	-	10.8%
			Equity Volatility Curve	18.4%	-	39.9%
			Lapse Rate	1.5%	-	21.0%
			Mortality Rate	0.1%	-	33.4%
			Utilization Rate	10.0%	-	100.0%
			Withdrawal Rate	2.5%	-	7.2%

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets
U.S. corporate	$41	Discounted Cash Flow	Discount Rate	2.0% - 7.4% (4.5%)

Non-agency asset-backed securities	$91	Discounted Cash Flow	Discount Rate	4.8% - 7.0% (3.1%)

Non-agency commercial mortgage-backed securities	$83	Discounted Cash Flow	Discount Rate	3.0% - 12.0% (1.6%)

Liabilities
Policyholders’ account balances	$181	Discounted Cash Flow	Discount Rate	0.5% - 9.4%
			Equity Returns	0.7% - 5.2%
			Equity Volatility Curve	18.4% - 43.9%
			Lapse Rate	1.5% - 21.0%
			Mortality Rate	0.1% - 38.9%
			Utilization Rate	10.0% - 100%
			Withdrawal Rate	3.30%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2015 and therefore cost approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity Securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock as described in Note 12 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not a visible market for the FHLB of Pittsburgh stock, these securities have been classified as Level 3.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2015 and 2014.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2015 and 2014, the Company transferred $38 million and $56 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2015 and 2014. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $540 million and $512 million during the years ended December 31, 2015, and 2014, respectively, were primarily due to significant increases in market activity, or one or more significant input(s)

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2015 and 2014.

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2015, 2014 and 2013 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds	Foreign corporate

Fair Value, December 31, 2012	$40	$36	$10	$169	$—	$25
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment (losses) gains	—	—	—	—	—	(3)
Other comprehensive (loss) income	(1)	(5)	(1)	(4)	—	4
Purchases	—	103	—	130	—	11
Sales	—	(10)	—	(27)	—	(5)
Settlements	—	(4)	(1)	(24)	—	(1)
Transfers into Level 3(1)	—	7	—	59	—	—
Transfers out of Level 3(1)	(15)	(16)	—	(54)	—	—
Fair Value, December 31, 2013	$24	$111	$8	$249	$—	$31
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	—	—	1	—	—
Other comprehensive loss	—	—	—	(1)	—	(1)
Purchases	—	10	—	71	—	12
Sales	—	(50)	—	(8)	—	—
Settlements	—	—	—	(37)	—	(2)
Transfers into Level 3(1)	—	—	—	45	—	1
Transfers out of Level 3(1)	—	(44)	—	(54)	—	—
Fair Value, December 31, 2014	$24	$27	$8	$266	$—	$41
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	—	—	—	—	—
Net investment income(1)	—	—	—	(1)	—	—
Other comprehensive loss	—	(1)	—	—	—	—
Purchases	—	—	—	3	1,707	—
Sales	—	(6)	—	(15)	—	—
Settlements	—	—	(1)	(8)	—	(18)
Transfers into Level 3(1)	—	—	—	3	—	—
Transfers out of Level 3(1)	—	(18)	—	(141)	—	(23)
Fair Value, December 31, 2015	$24	$2	$7	$107	$1,707	$—
(1) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities

Fair Value, December 31, 2012	$99	$2	$754	$1,135	$—	$1
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment (losses) gains	1	(1)	(2)	(5)	—	6
Net investment income(1)	—	—	2	2	—	—
Other comprehensive loss	(2)	(4)	(9)	(22)	—	—
Purchases	—	143	620	1,007	—	—
Sales	—	—	(2)	(44)	—	—
Settlements	(42)	(6)	(162)	(240)	—	(1)
Transfers into Level 3(2)	2	1	—	69	—	—
Transfers out of Level 3(2)	—	(2)	(160)	(247)	—	—
Fair Value, December 31, 2013	$58	$133	$1,041	$1,655	$—	$6
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	2	—	1	4	—	(2)
Net investment income(1)	—	—	1	1	—	—
Other comprehensive income (loss)	(1)	5	21	23	—	—
Purchases	—	58	321	472	2	—
Sales	—	—	(8)	(66)	—	—
Settlements	(43)	(2)	(154)	(238)	—	—
Transfers into Level 3(2)	—	—	9	55	—	—
Transfers out of Level 3(2)	—	1	(415)	(512)	—	—
Fair Value, December 31, 2014	$16	$195	$817	$1,394	$2	$4
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	1	(2)	—	(1)	—	(1)
Net investment income(1)	—	—	—	(1)	—	—
Other comprehensive income	(1)	—	(7)	(9)	—	—
Purchases	—	233	446	2,389	—	—
Sales	(1)	(1)	—	(23)	—	—
Settlements	(6)	(12)	(90)	(135)	—	—
Transfers into Level 3(2)	—	2	33	38	—	—
Transfers out of Level 3(2)	—	—	(358)	(540)	—	—
Fair Value, December 31, 2015	$9	$415	$841	$3,112	$2	$3

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total fixed maturities - securities, at fair value	Common stock - available-for-sale	Common stock - securities, at fair value	Non-redeemable preferred stock	Mutual fund

Fair Value, December 31, 2012	$1	$4	$2	$—	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	6	1	(1)	—	—
Net revenue from reinsurance	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Sales	—	(2)	—	—	—
Settlements	(1)	—	—	—	—
Fair Value, December 31, 2013	$6	$2	$1	$—	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment losses	(2)	—	(1)	—	—
Net investment income (1)	—	—	—	—	—
Other comprehensive income	—	—	—	—	—
Purchases	2	—	—	2	—
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	$6	$2	$—	$2	$—
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment losses	(1)	—	—	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Purchases	—	26	—	3	3
Sales	—	(1)	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	$5	$26	$—	$5	$3

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total equity securities	Derivatives	Other invested assets	Amounts recoverable from reinsurers	Separate account assets

Fair Value, December 31, 2012	$6	$1	$11	$14	$178
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	—	2	—	—	19
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	(1)	—	—	(13)	—
Purchases	—	—	—	—	31
Sales	(2)	—	—	—	(6)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	22
Transfers (out of) Level 3(2)	—	—	(11)	—	—
Fair Value, December 31, 2013	$3	$3	$—	$1	$244
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	(1)	1	—	—	15
Net investment income(1)	—	—	—	—	2
Other comprehensive loss	—	—	—	(1)	—
Purchases	2	—	—	—	5
Sales	—	—	—	—	(7)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	1
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	$4	$4	$—	$—	$260
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains (losses)	—	(6)	—	—	6
Net investment income(1)	—	—	—	—	3
Other comprehensive loss	(1)	—	—	—	—
Purchases	32	2	—	—	15
Sales	(1)	—	—	—	(11)
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	$34	$—	$—	$—	$273

(1)Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2012	$1,346	$405	$—	$405
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	22	—	—	—
Net investment income(1)	2	—	—	—
Other comprehensive loss	(36)	—	—	—
Interest credited to policyholders’ account balances	—	(362)	—	(362)
Purchases	1,038	26	—	26
Sales	(52)	—	—	—
Settlements	(241)	—	—	—
Transfers into Level 3(2)	91	—	—	—
Transfers (out of) Level 3(2)	(258)	—	—	—
Fair Value, December 31, 2013	$1,912	$69	$—	$69
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	17	—	—	—
Net investment income(1)	3	—	—	—
Other comprehensive income	22	—	—	—
Interest credited to policyholders’ account balances	—	80	—	80
Purchases	481	32	—	32
Sales	(73)	—	—	—
Settlements	(238)	—	—	—
Transfers into Level 3(2)	56	—	—	—
Transfers (out of) Level 3(2)	(512)	—	—	—
Fair Value, December 31, 2014	$1,668	$181	$—	$181
Total gains (losses) (realized and unrealized)
included in earnings:
Net investment gains	(2)	—	3	3
Net investment income(1)	2	(62)	—	(62)
Other comprehensive loss	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—
Purchases	2,438	—	—	—
Sales	(35)	38	—	38
Settlements	(135)	—	—	—
Transfers into Level 3(2)	38	—	—	—
Transfers (out of) Level 3(2)	(540)	—	—	—
Fair Value, December 31, 2015	$3,424	$155	$3	$158

(1)Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2015, 2014 and 2013 by category for Level 3 assets still held at December 31, 2015, 2014 and 2013, respectively (in millions):

	2015
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$—	$(1)	$(1)	$—
Net investment income	—	—	—	—	—	—
Other comprehensive gains (losses)	—	1	(1)	1	2	5
Total change in unrealized gains (losses)	$—	$1	$(1)	$—	$1	$5

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	—	—	1
Other comprehensive gains	22	30	—	—	30
Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2014.

	2013
	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$—	$—	$—	$(1)
Net investment income	—	—	—	—	—	—
Other comprehensive losses	(1)	(5)	(1)	(4)	(1)	(3)
Total change in unrealized gains (losses)	$(1)	$(5)	$(1)	$(4)	$(1)	$(4)

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(1)	$(2)	$5	$5	$3
Net investment income	1	1	—	—	1
Other comprehensive losses	(9)	(24)	—	—	(24)
Total change in unrealized gains (losses)	$(9)	$(25)	$5	$5	$(20)

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years end and still held at December 31, 2015 and 2014 (in millions):

	2015
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$1	$1	$—

	2014
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment	Net Investment Losses
Mortgage loans	$4	$3	$(1)

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2015 and 2014 are presented below (in millions):

	2015
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$12,757	$—	$—	$13,140	$13,140
Senior secured commercial loans	12	—	—	11	11
Cash and cash equivalents	36	36	—	—	36
Other invested assets	225	—	8	247	255

Liabilities
Policyholders’ account balances - investment contracts	$37,927	$—	$—	$37,237	$37,237
Collateral received on securities lending and repurchase agreements	600	—	600	—	600
Collateral received on derivative transactions	264	—	264	—	264
Debt	1		1		1

	2014
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$10,924	$—	$—	$11,630	$11,630
Senior secured commercial loans	153	—	—	159	159
Cash and cash equivalents	28	28	—	—	28
Other invested assets	264	—	16	268	284

Liabilities
Policyholders’ account balances - investment contracts	$36,176	$—	$64	$36,035	$36,099
Debt	1	—	1	—	1
Collateral received on securities lending and repurchase agreements	550	—	550	—	550
Collateral received on derivative transactions	114	—	114	—	114

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

This includes collateral posted on derivative transactions and third-party loans and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013
Fixed maturities	$3,139	$3,138	$3,083
Equity securities	18	23	13
Mortgage loans	548	486	458
Policy loans	57	59	59
Other investments	129	133	138
Gross investment income	3,891	3,839	3,751
Investment expenses	(124)	(109)	(99)

Net investment income	$3,767	$3,730	$3,652

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

For the years ended December 31, 2015, 2014 and 2013, Net investment gains or losses were as follows (in millions):

	2015	2014	2013
Fixed maturities
Total OTTI losses	$(107)	$(30)	$(45)
Portion of OTTI losses recognized in OCI	13	1	11
Net OTTI losses on fixed maturities recognized in earnings	(94)	(29)	(34)
All other (losses) gains	(29)	170	144
Fixed maturities, net	(123)	141	110
Equity securities	(20)	11	44
Mortgage loans	(3)	4	6
Derivative instruments	182	279	(247)
Other	24	3	(12)
Net investment gains (losses)	$60	$438	$(99)

The net investment (losses) gains on Securities, at fair value (both fixed maturities and equity securities) amounted to $(212) million, $(17) million and $55 million for the years ended December 31, 2015, 2014 and 2013, respectively. Of these gains and (losses) $(196) million, $(31) million and $46 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $193 million, $187 million and $164 million for the years ended December 31, 2015, 2014 and 2013, respectively; and realized losses were $32 million, $12 million and $36 million, respectively. Realized gains on sales of available-for-sale equity securities were $9 million, $65 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively; and realized losses were $1 million, $46 million and $18 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were less than $1 million, $1 million and less than $1 million for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2015 and 2014 (in millions):

			2015
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$717	$4	$—	$—	$717	$4
U.S. government corporations and agencies	58	1	35	1	93	2
U.S. agency mortgage-backed and asset-backed securities	1,690	45	1,053	48	2,743	93
Foreign governments	2	—	—	—	2	—
U.S. corporate	10,910	561	1,392	107	12,302	668
Foreign corporate	3,831	238	437	51	4,268	289
Non-agency residential mortgage-backed securities	169	5	349	19	518	24
Non-agency commercial mortgage-backed securities	1,873	25	163	2	2,036	27
Non-agency asset-backed securities	3,342	48	780	16	4,122	64
Total fixed maturities	22,592	927	4,209	244	26,801	1,171

Equity securities
Common stock	—	—	—	—	—	—
Preferred stock	3	—	—	—	3	—
Total equity securities	3	—	—	—	3	—
Total	$22,595	$927	$4,209	$244	$26,804	$1,171

			2014
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$120	$—	$115	$2	$235	$2
U.S. government corporations and agencies	22	—	79	2	101	2
U.S. agency mortgage-backed and asset-backed securities	287	8	2,416	96	2,703	104
Foreign governments	10	—	1	—	11	—
U.S. corporate	3,668	105	1,840	83	5,508	188
Foreign corporate	1,184	40	947	27	2,131	67
Non-agency residential mortgage-backed securities	152	2	419	25	571	27
Non-agency commercial mortgage-backed securities	335	2	273	5	608	7
Non-agency asset-backed securities	1,114	13	687	13	1,801	26
Total fixed maturities	6,892	170	6,777	253	13,669	423

Equity securities
Common stock	3	1	—	—	3	1
Preferred stock	—	—	1	—	1	—
Total equity securities	3	1	1	—	4	1
Total	$6,895	$171	$6,778	$253	$13,673	$424

At December 31, 2015, the unrealized loss amount consisted of approximately 3,417 different fixed maturities and 1 equity security.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

At December 31, 2015, unrealized losses on investment grade fixed maturities were $870 million or 74% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $301 million or 26% of the Company’s total fixed maturities’ unrealized losses at December 31, 2015.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $278 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $242 million for 6 months or less, $9 million for greater than 6 months through 12 months and $26 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Fixed maturities, available-for-sale - all other	$1,690	$3,784	$2,042
Fixed maturities on which an OTTI loss has been recognized	22	34	(11)
Total fixed maturities	1,712	3,818	2,031
Equity securities, available-for-sale	8	15	33
Derivatives designated as cash flow hedges	34	13	(3)
Other investments	2	2	1
Subtotal	1,756	3,848	2,062
Amounts recognized for:
DAC	(279)	(727)	(607)
Other assets (sales inducements)	(7)	(17)	(18)
Policyholders’ account balances and future policy benefits	33	70	42
Deferred taxes	(525)	(1,110)	(517)
Net unrealized gains on investments	$978	$2,064	$962

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2015, 2014 and 2013, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements		Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2012	$(31)	$18	$—		$(1)	$5	$(9)
Net investment gains (losses) on investments arising during the period	21	—	—		—	(7)	14
Reclassification adjustment for (gains) losses included in net income	1	—	—		—	—	1
Reclassification adjustment for OTTI losses excluded from net income (1)	(2)	—	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(5)	—		—	1	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		—	—	—
Balance, December 31, 2013	$(11)	$13	$—		$(1)	$—	$1
Net investment gains (losses) on investments arising during the period	42	—	—		—	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	—	—		—	*	1
Reclassification adjustment for OTTI losses excluded from net income (1)	2	—	—		—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(14)	*		—	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		1	(1)	—
Balance, December 31, 2014	$34	$(1)	$—		$—	$(11)	$22
Net investment gains (losses) on investments arising during the period	(10)	—	—		—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—		—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income (1)	—	—	—		—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	2	—		—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—		—	—	—
Balance, December 31, 2015	$22	$1	$—		$—	$(7)	$16

*Amounts less than $1 million.
(1) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2012	$6,138	$(1,401)	$(32)	$(40)	$(1,632)	$3,033
Net investment gains (losses) on investments arising during the period	(3,968)	—	—	—	1,388	(2,580)
Reclassification adjustment for (gains) losses included in net income	(99)	—	—	—	35	(64)
Reclassification adjustment for OTTI losses excluded from net income (2)	2	—	—	—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	781	14	—	(278)	517
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	83	(29)	54
Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	—	—	—	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	—	—	—	40	(127)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	28	(10)	18
Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042
Net investment gains (losses) on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for (gains) losses included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income (2)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	$1,734	$(281)	$(7)	$34	$(518)	$962

(1) Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.

(2) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2015	2014
Balance at beginning of year	$175	$177
Additions:
Credit loss impairments recognized in the current period on securities previously not impaired	4	3

Additional credit loss impairments recognized in the current period on securities previously impaired	5	12

Reductions:
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(26)	(17)
Balance at end of year	$158	$175
The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Net Unrealized Gains (Losses) on Other-Than Temporarily Impaired Fixed Maturity Investments	Total Accumulated Other Comprehensive Income (Loss)
Balance, December 31, 2012	$—	$3,033	$(9)	$3,024
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(2,072)	10	(2,062)
Change in foreign currency translation adjustment, net of income taxes	1	—	—	1
Balance, December 31, 2013	1	961	1	963
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	1,081	21	1,102
Change in foreign currency translation adjustment, net of income taxes	(1)	—	—	(1)
Balance, December 31, 2014	—	2,042	22	2,064
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	$(3)	$962	$16	$975

(1) Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$1	$1	$1	Net investment income
Currency swaps	2	1	—	Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	(2)	(1)	1	Net investment gains (losses)
All other	66	(167)	(100)	Net investment gains (losses)
	67	(166)	(98)	Total before tax
	23	(40)	(35)	Income tax benefit (expense)
Total reclassifications for the period	$44	$(126)	$(63)	Net income

(1) Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $823 million, $813 million and $764 million for the years ended December 31, 2015, 2014 and 2013, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). During 2015, the Company’s REO Ownership Interest was purchased by New York Life. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

subsidiary of New York Life. For the years ended December 31, 2015, 2014 and 2013, the total cost for these services amounted to $110 million, $100 million and $91 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses.

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $35 million, $35 million and $31 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in Fee-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $33 million, $26 million and $62 million for the years ended December 31, 2015, 2014 and 2013, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2015, 2014 and 2013, the Company received service fees of $39 million, $36 million and $30 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2015, 2014 and 2013, the Company incurred commission expense to Securities’ registered representatives of $139 million, $150 million and $130 million, respectively.

On July 8, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2015, 2014 and 2013, the Company incurred an expense of $51 million, $47 million and $41 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $41 million, $21 million and $39 million for the years ended December 31, 2015, 2014 and 2013, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), a wholly owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2015 and 2014 the Company had no outstanding loan balance to NYLCC. During 2015, 2014 and 2013, the Company had no interest expenses recorded by the Company in relation to this agreement.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2015, 2014 and 2013, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2015, 2014 and 2013, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2025. At December 31, 2014, the outstanding balance of loans to MCF under the MCF Loan Agreement was $2,041 million and are reported in Investments in affiliates. During 2015, 2014 and 2013, the Company received interest payments from MCF totaling $100 million, $94 million and $85 million, respectively, which are included in Net investment income. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had an outstanding balance for the Company of $1,707 million at December 31, 2015 and was reported in Fixed maturities, available-for-sale. At the same time, the Company also acquired a membership interest in, and made an equity capital contribution to, MCF. At December 31, 2015, the Company’s equity investment in MCF was $540 million, which represents 45% of MCF’s total outstanding equity at December 31, 2015, and is included in Investments in affiliates. The remainder of MCF’s equity is owned by New York Life. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2015 and 2014, the Company did not purchase any new loans. At December 31, 2015, the Company held loans with an outstanding balance of $12 million and has commitments to fund additional amounts on these existing loans of $3 million. At December 31, 2014, the Company held loans with an outstanding balance of $17 million and had commitments to fund additional amounts on these existing loans of $5 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2015 and 2014, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $6,472 million and $6,260 million, respectively.

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2015. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2015 and 2014, the policyholder reserves related to these contracts amounted to $160 million and $162 million, respectively, and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2015 and 2014, the policyholder reserves balances for these policies amounted to $3,588 million and $3,511 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2015 and 2014, the policyholder liability balances for these policies amounted to $354 million and $356 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. For the years ended December 31, 2015, 2014 and 2013, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. For the years ended December 31, 2015, 2014 and 2013, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2015 and 2014, the Company recorded amounts payable to parent and affiliates of $250 million and $242 million, respectively, and is included in Other liabilities. At December 31, 2015 and 2014, the Company recorded amounts due from parent and affiliates of $35 million and $59 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014
Deferred annuities	$40,457	$39,002
Universal life contracts	28,353	26,184
Other	1,196	1,690

Total policyholders’ account balances	$70,006	$66,876

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2015:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.20% to 10.00%	Surrender Charges 0% to 10% for up to 10 years.
Universal life contracts	2.75% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2015 and 2014 were as follows (in millions):

	2015	2014
Life insurance:
Taiwan business - 100% coinsured	$1,236	$1,205
Other life	270	235
Total life insurance	1,506	1,440
Individual and group payout annuities	16,782	15,171
Other contract liabilities	92	77
Total future policy benefits	$18,380	$16,688

The 2014 life insurance future policy benefits include a $25 million out of period adjustment related to out dated assumptions on certain claims-type reserves. The Company concluded it was appropriate to record the adjustment through the 2014 increase in liabilities for Future policy benefits and that the adjustment was not material to the financial statements for all years presented.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2015:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	3.11% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2015 and 2014, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2015 and 2014 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2015
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$16,184	$5,256	$58	$10,102	$1,519	$213
Net amount at risk	$139	$186	$6	$518	$47	$5
Average attained age of contract holders	58	58	67	64	61	59

	2014
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date(1)	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$15,202	$4,953	$62	$11,182	$1,666	$221
Net amount at risk	$34	$38	$7	$180	$12	$1
Average attained age of contract holders	58	57	66	63	61	58
(1)Amount for 2014 was split out between return of net deposits and ratchet.

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2013	$42	$69	$1	$ *	$112
Incurred guarantee benefits	27	112	—	—	139
Paid guarantee benefits	(3)	—	—	3	—
Balance at December 31, 2014	66	181	1	3	251
Incurred guarantee benefits	14	(26)	1	3	(8)
Paid guarantee benefits	(6)	—	—	—	(6)
Balance at December 31, 2015	$74	$155	$2	$6	$237

*Amounts less than $1 million

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 1.13 % to 9.10% for 2015 and 0.66% to 11.29% for 2014.

•	Volatility assumption ranged from 1.32 % to 29.14% for 2015 and from 1.21% to 31.23% for 2014.

•	Mortality was assumed to be 100.5% of an internally developed mortality table for 2015 and 100.5% for 2014.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 32.00%, with an average of 5.16% for 2015 and from 1.00% to 32.00%, with an average of 5.25% for 2014.

•	Discount rates ranged from 4.29% to 7.61% for 2015 and 2014.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 1.13% to 9.10% for 2015 and 0.66% to 11.29% for 2014.

•	Volatility assumption ranged from 1.32% to 29.14% for 2015 and from 1.21% to 31.23% for 2014.

•	Mortality assumption used to project future claims is the Company’s GLI 12(15) Mortality Table for both 2015 and 2014.

•	Lapse rates vary by contract type and duration and range from 1.50% to 21.00%, with an average of 1.65% for 2015 and from 1.50% to 21.00%, with an average of 1.60% for 2014.

•	Discount rates ranged from 4.29% to 6.64% for 2015 and 2014.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The following table presents the aggregate fair value of assets at December 31, 2015 and 2014, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2015
	GMDB	GMAB	GFIB	EBB
Separate account:
Equity	$12,842	$3,643	$127	$32
Fixed income	5,496	1,634	68	13
Balanced	4,271	1,213	15	9
Total separate account	22,609	6,490	210	54
General account	3,677	285	3	4
Total	$26,286	$6,775	$213	$58

	GMDB	GMAB	GFIB	EBB
Separate account:
Equity	$13,098	$3,582	$133	$33
Fixed income	5,238	1,467	67	13
Balanced	4,294	1,241	13	9
Total separate account	22,630	6,290	213	55
General account	3,754	329	8	7
Total	$26,384	$6,619	$221	$62

Fixed Annuity Contracts - GLWB

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2015 and 2014, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the Company’s GLI 12(15) Mortality Table for 2015 and 100% of the Company’s GLI 12(15) Mortality Table for 2014.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00% for 2015 and 1.00% to 10.00%, with an average of 1.00% for 2014.

•	Discount rates ranged from 2.21% to 4.25% for 2015 and 2.36% to 4.31% for 2014.

At December 31, 2015 and 2014, the GLWB liability was $1 million and $14 million, respectively.

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $165 million and $132 million at December 31, 2015 and 2014, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Balance at beginning of year	$3,041	$2,847	$2,027

Current year additions	514	468	426
Amortization - current year	(435)	(533)	(394)
Amortization - impact of assumption and experience unlocking(1)	(37)	90	13
Amortization - impact of extending the useful life(2)	—	289	—
Balance at end of year before related adjustments	3,083	3,161	2,072

Adjustment for changes in unrealized net investment gains	447	(120)	775
Balance at end of year	$3,530	$3,041	$2,847

(1) In the table above, the (negative) positive impact of assumption and experience unlocking on amortization includes $2 million, $3 million and $(36) million of out of period adjustments that (increased) reduced amortization for the years ended December 31, 2015, 2014 and 2013, respectively. The 2013 adjustment for changes in unrealized net investment gains or losses is net of an out of period adjustment of $(145) million related to a prior period adjustment to DAC through AOCI. The Company has evaluated these out of period adjustments and concluded that individually and collectively they are not material to the financial statements for all years presented.

(2) The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS (continued)

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2015, 2014 and 2013 (in millions):

	2015	2014	2013
Balance at beginning of year	$634	$549	$530

Current year additions	113	117	106
Amortization - current year	(82)	(44)	(137)
Amortization - Impact of assumption and experience unlocking	(18)	12	36
Balance at end of year before related adjustments	647	634	535

Adjustment for changes in unrealized net investment gains	10	—	14
Balance at end of year	$657	$634	$549

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for certain products. For the policies reinsured, the Company typically retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for joint life and no minimum size for single life. Most of the reinsured business is on an automatic basis. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

The Company also participates in assumed reinsurance with third parties in acquiring additional business.

NOTE 14 – REINSURANCE (continued)

The effects of reinsurance on the Consolidated Statement of Operations for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014	2013
Direct	$2,497	$3,198	$3,449
Assumed	4	3	3
Ceded	(69)	(78)	(68)
Premiums	$2,432	$3,123	$3,384
Fees - universal life and annuity policies ceded	$(621)	$(601)	$(586)
Direct	$2,048	$1,859	$1,733
Assumed	2	2	2
Ceded	(559)	(520)	(571)
Policyholder benefits	$1,491	$1,341	$1,164
Direct	$1,647	$2,463	$2,744
Assumed	—	—	—
Ceded	(14)	(12)	(26)
Increase in liabilities for future policy benefits	$1,633	$2,451	$2,718

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2015, 2014 and 2013 were as follows (in millions):

	2015	2014
Reinsurance recoverable	$5,860	$5,956
Reinsurance payable	$4,310	$4,422

Significant Reinsurance Transactions

Four reinsurance companies account for 79% and 81% of the in-force reinsurance ceded at December 31, 2015 and 2014, respectively.

The Company ceded 53% and 55% of its total life insurance in-force at December 31, 2015 and 2014, respectively.

Ceded

On July 1, 2002, the Company transferred all of the liabilities and assets of its Taiwan Branch to Taiwan Corporation, an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2014. Taiwan Corporation is liable for all policyholder obligations on its balance sheet, including policies issued prior to July 2002, when Taiwan Corporation was a branch of the Company. As part of the sale agreement, Yuanta has guaranteed Taiwan Corporation’s obligation with respect to these policyholder obligations. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta.

NOTE 14 – REINSURANCE (continued)

The effect of this reinsurance agreement with Taiwan Corporation/ Yuanta for the years ended December 31, 2015, 2014 and 2013 was as follows (in millions):

	2015(1)	2014(1)	2013
Amounts recoverable from reinsurer(2)	$1,236	$1,205	$1,049
Premiums ceded	$67	$74	$65
Benefits ceded	$29	$46	$50

(1) Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30th. Premiums ceded and benefits ceded represent balances for the nine months ended September 30th plus an estimate for the three months ended December 31st.

(2) The Company recorded policyholder liabilities of $1,236 million, $1,205 million, and $1,049 million at December 31, 2015, 2014, and 2013, respectively,

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2015, 2014 and 2013, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2015, 2014 and 2013 was as follows (in millions):

	2015	2014	2013
Fees-universal life policies ceded	$241	$241	$246
Net revenue from reinsurance	$99	$85	$70
Policyholder benefits ceded	$136	$151	$160
Amounts recoverable from reinsurer	$4,252	$4,364	$6,833
Amounts payable to reinsurer	$4,255	$4,366	$6,833
Other liabilities (deferred gain, net of amortization)	$11	$13	$14

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $11 million, $19 million and $18 million for the years ended December 31, 2015, 2014 and 2013, respectively.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million and $4 million, which have been accrued in Other liabilities at December 31, 2015 and 2014, respectively. The Company expects to recover $16 million and $23 million at December 31, 2015 and 2014, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following tables represent recognized repurchase agreements and securities lending transactions that are subject to an enforceable master netting agreement or similar agreement for the years ended December 31, 2015 and 2014 (in millions). The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	(1)	$—
Total assets	$298	$—	$298	$(298)		$—

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$133	$—	$133	$(133)	(2)	$—
Total assets	$133	$—	$133	$(133)		$—

(1) The actual collateral that is held by the custodian is $304 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

(2) The actual collateral that is held by the custodian is $103 million, which was capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$600	$—	$600	$(600)	(1)	$—
Total liabilities	$600	$—	$600	$(600)		$—

	2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral		Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$550	$—	$550	$(550)	(2)	$—
Total liabilities	$550	$—	$550	$(550)		$—

(1) The amount represents the cash collateral received and is reported in Other liabilities. The securities lent have a fair value of $586 million. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

(2) The amount represents the cash collateral received and is reported in Other liabilities. The securities lent have a fair value of $537 million. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2015:

	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$109	$—	$—	$—	$—	$109
U.S. government corporations & agencies	12	—	—	—	—	12
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	6	—	—	—	—	6
U.S. corporate	363	—	—	—	—	363
Foreign corporate	110	—	—	—	—	110
Total securities lending transactions	$600	$—	$—	$—	$—	$600

At December 31, 2015 and 2014, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax expense for the years ended December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Current
Federal	$266	$252	$177
State and local	2	5	11
Foreign	1	1	1
	269	258	189
Deferred
Federal	(45)	133	53
Income tax expense	$224	$391	$242

Pursuant to the tax allocation agreement discussed in Note 3 – Significant Accounting Policies, the Company recorded a net income tax receivable from New York Life of $31 million and $52 million at December 31, 2015 and 2014, respectively, and is included in Other assets.

NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, 2015, 2014 and 2013 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons (in millions):

	2015		2014		2013

Statutory federal income tax expense	$297	35.0%	$481	35.0%	$315	35.0%
Tax exempt income	(60)	(7.1)	(63)	(4.6)	(36)	(4.0)
Audit liability	13	1.6	(3)	(0.2)	3	0.3
Investment credits	(49)	(5.8)	(55)	(4.0)	(50)	(5.6)
Amortization and deductions of investments in qualified affordable housing projects	30	3.6	30	2.2	35	3.9
Tax settlements	—	—	—	—	(30)	(3.3)
Other	(7)	(0.9)	1	0.1	5	0.6
Actual income tax expense	$224	26.4%	$391	28.5%	$242	26.9%

The Company recognized a tax benefit in 2013 of $30 million related to the settlement with the Appeals Office of the Internal Revenue Service (“IRS”) of issues for the 2002-2004 tax years.

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities at December 31, 2015 and 2014 are as follows (in millions):

	2015	2014
Deferred tax assets
Future policy benefits	$846	$822
Employee and agents benefits	51	56
Gross deferred tax assets	897	878
Deferred tax liabilities
DAC	843	690
Investments	607	1,363
Other	218	225
Gross deferred tax liabilities	1,668	2,278
Net deferred tax liability	$771	$1,400

The Company does not have net operating or capital loss carryforwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2007 and tax years 2008 through 2010 are currently with the IRS Office of Appeals. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

NOTE 16 - INCOME TAXES (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2015, 2014 and 2013 are as follows (in millions):

	2015	2014	2013
Balance at beginning of year	$99	$71	$71
Additions for tax positions of prior years	—	23	3
Reductions for tax positions of prior years	(15)	—	—
Additions for tax positions of current year	19	5	—
Settlements with tax authorities	(8)	—	(3)
Balance at end of year	$95	$99	$71

At December 31, 2015, 2014 and 2013, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $15 million, $(3) million and $5 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $6 million for the the year ended December 31, 2015, less than $1 million for the year ended December 31, 2014 and $2 million for the year ended December 31, 2013, and is included in Income tax expense. At December 31, 2015, 2014 and 2013, the Company had $19 million, $13 million and $13 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $6 million increase from December 31, 2014 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense, and less than $1 million decrease resulting from settlements with tax authorities. The less than $1 million increase from December 31, 2013 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The carrying amount of the note was less than $1 million and $1 million at December 31, 2015 and 2014, respectively.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2015 and 2014. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh and holds $24 million of common stock at December 31, 2015. These investments are recorded as part of equity securities, in Unaffiliated, available for sale, at fair value. No funding agreements were issued in 2015. At December 31, 2015, the fair value of collateral pledged and the Company’s borrowing capacity with FHLB of Pittsburgh was $19 million and $10 million, respectively.

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $207 million, $198 million and $276 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Total interest paid was $13 million, $9 million and $12 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were less than $1 million for the years ended December 31, 2014 and 2013.

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2015 the Company does not have any permitted practices. In past years, including 2014, the Company disclosed a permitted practice for the book value treatment of certain guaranteed separate account products. The Company has confirmed with the DSID that this book value treatment is not a permitted practice as it is in accordance with Statements of Statutory Accounting Principles (“SSAP”) No. 56, “Separate Accounts”, paragraph 17. As a result, the permitted practice disclosed in the prior years to report these assets at book value is no longer disclosed.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2015 or 2014. As of December 31, 2015, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $4,193 million. The maximum amount of dividends that may be paid in 2016 without prior approval is $812 million.

NOTE 20 – SUBSEQUENT EVENTS

As of March 10, 2016, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

Independent Auditor’s Report

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2015 and 2014, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flow for each of the three years in the period ended December 31, 2015.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three the years in the period ended December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 10, 2016

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

(a)	Board of Directors Resolutions

(a)(1)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(a)(2)	Resolution of the Board of Directors of NYLIAC authorizing filings relating to the Policy with the Securities and Exchange Commission — Previously filed as Exhibit 1.(1)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/13/98 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post- Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(a) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(2)	Form of Policy for Survivorship Variable Universal Life Policies (No. 302-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a)(l) to Registrant’s Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.

(d)(3)	Form of Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(b) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(4)	Form of Level First-To-Die Term Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(c) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(5)	Amended Form of Level First-to-Die Term Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(c)(2) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(6)	Form of First-To-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(d) to Registrant’s initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(7)	Amended Form of First-to-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(d)(2) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(8)	Form of Supplementary Term Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(e) to Registrant’s initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(9)	Form of Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(f) to Registrant’s initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(10)	Life Extension Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to Registrant’s Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application — Previously filed as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Post-Effective Amendment No. 4 to Registrant’s registration statement on Form S-6 (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and filed 7/3/96 incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC — Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account-I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/17/03 and incorporated herein by reference.

(g)(2)	Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies — Amendment Number 1 thereto, and Amendment Number 2 thereto — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 NYLIAC for Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/17/03 and incorporated herein by reference.

(g)(3)	Specimen Faculative Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.201(e) as Exhibit (g)(5) to Post Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed on 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(9)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(19)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(20)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(21)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Addendum to the Participation Agreement among Calvert Variable Series, Inc. Calvert Asset Management Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(9)	Form of Administrative and Shareholder Services Letter of Agreement dated 1/16/98 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post- Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account- I (File No.333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed on 4/14/08 and incorporated herein by reference.

(i)(12)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(13)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(14)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(15)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post- Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(18)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(19)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(20)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 26 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/12/2016 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Opinion and consent of Ross McGregor, Actuary — Filed herewith.

(m)	Calculation.

Sample Calculation of Illustrations — Filed herewith.

(n)	Other Opinions.

(n)	Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the survivorship variable adjustable life insurance policies — previously filed as Exhibit 8(d) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

(q)(2)	Memorandum describing NYLIAC’s Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 26 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/12/16 and incorporated herein by reference.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Mathas, Theodore A.	Chairman & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Blunt, Christopher O.	Director, Executive Vice President & President Investment Group
Cruz, David	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Vice President & Controller
Harte, Frank M.	Director
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Kim, John Y.	Director & President
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Thrope, Susan A.	Director
Wion, Matthew D.	Director & Senior Vice President
Badler, Sara L.	Senior Vice President & Legal Officer
Berlin, Scott L.	Senior Vice President
Bielawski, Benjamin H.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Cook, Alexander I.	Senior Vice President
Del Secolo, Michael	Senior Vice President & Chief Technology Officer
DeSanto, Craig L.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President, Chief Legal Officer & Secretary
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Grove, Matthew M.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Kirtley, Jon C.	Senior Vice President
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Ok, Francis J.	Senior Vice President
Oleske, Michael M.	Senior Vice President & Chief Tax Counsel
Phlegar, Jeffrey S.	Senior Vice President
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Senser, Jerrold K.	Senior Vice President
Shively, George S.	Senior Vice President & Legal Officer
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erick A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Attias, Steven	Vice President & Chief Information Security Officer
Bain, Karen A.	Vice President - Tax
Baker, Lee C.	Vice President
Bartlett, Judy R.	Vice President & Legal Officer
Bonvouloir, John	Vice President
Brill, Elizabeth	Vice President
Carbone, Jeanne M.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cunningham, Paul K.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President & Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President
Goldstein, Ross M.	Vice President
Hamrick, Jane L.	Vice President & Actuary
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Huang, Dylan W.	Vice President & Actuary
Hynes, Joseph E.	Vice President
Hynes, Robert J.	Vice President
Karmen, Robert	Vice President & Legal Officer
Killian, Jeffrey	Vice President
Kim, Terry	Vice President
Kimble, Michael J.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Lenz, Scott L.	Vice President & Tax Counsel
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Millay, Edward P.	Vice President
Moffitt, Eric A.	Vice President
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Multer, Corey B.	Vice President
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pell, Gideon A.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Quartararo, Paul	Vice President & Chief Medical Officer
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Shannon, Joseph J.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Sorg, Thomas C.	Vice President
Starr, Andrew P.	Vice President
Suryapranata, Monica	Vice President & Actuary
Swanson, Matthew T.	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President
Troeller, Thomas J.	Vice President & Actuary
Verastegui, Victor A.	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(1)	Massachusetts
MainStay VP Funds Trust(1)(2)	Delaware
MainStay Funds Trust(1)(2)	Delaware
New York Life Insurance and Annuity Corporation	Delaware
NYLIFE LLC	Delaware
Eagle Strategies LLC	Delaware
New York Life Capital Corporation	Delaware
NYL Management Limited	United Kingdom
NYLUK I Company	United Kingdom

NYLUK II Company	United Kingdom
Gresham Mortgage	United Kingdom
W Construction Company	United Kingdom
WUT	United Kingdom
WIM (AIM)	United Kingdom
New York Life Trust Company	New York
NYL Executive Benefits LLC	Delaware
NYLIFE Securities LLC	Delaware
NYLINK Insurance Agency Incorporated	Delaware

(1)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(2)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

Name	Jurisdiction of Organization	Percentage of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Concourse CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
New York Life Short Term Fund[1]	(New York)
NYLIFE Insurance Company of Arizona	(Arizona)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 10.13%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(8%)	[2]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)	[3]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%) (ownership transferred from NYLIMH to NYLIC)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Warwick McAlester Holdings, LLC	(Delaware)
Meeco Sullivan, LLC	(Delaware)
Electric Avenue, LLC	(Delaware)
MCF Capital Management LLC (“MCFCMLLC”)	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
LMF WF Portfolio II, LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO I LLC	(Delaware)	(2.53%)	[8]
MCF CLO III LLC	(Delaware)	(2.33%)	[8]
MCF CLO II LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[8]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)	[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia,Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)	[8]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 99.98%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 95.05%; MacKay: 4.94%; NYLIC 0)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 22.00%; MacKay: 1.15%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 95.23%; MacKay 4.76%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.99%)	[4]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master), LP	(Delaware)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)	[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
C.B. Fleet TopCo. LLC	(Delaware)	(17%**collectively)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[5]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[6]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Evolvence Asset Manamement, Ltd. (Goldpoint: 24.5%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (NYLIMGH: 97%; 1 share held by CANLUXS)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Dublin	(Ireland)
Candriam Treasury Management		(CANBEL: 14.92%; CANFR: 7.58%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 35.37%; CANBEL: 31.55%)
(“BILPAC”)
Cordius CIG	(Lux)	(62.96%; CANBEL: 18.52%; CANFR: 18.52%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 33.08%)
Ausbil Investment Management Limited	(Australia)	(79.15%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(64.25%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
Private Advisors Distressed Opportunities Fund, L.P.	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[7]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
PA Stable Value Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
The Hedged Strategies Fund (QP), Ltd.	(Cayman Islands)	(0%)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mission Heritage, LLC	(Delaware)
MIREF Linpro Center, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Seaside, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF 250 Montgomery, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-IND Assateague MD LLC	(Delaware)
MADISON-SP Assateague LLC	(Delaware)	(90%)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Canyon Commons CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[8]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)
Flatiron CLO 16 Ltd.	(Cayman Islands)	(100%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
NYL Midwest Apartments LLC	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(95%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)	(65%)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF Chandler AZ LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[9]
New York Life Global Funding	(Delaware)[9]
NYL Equipment Issuance Trust	(Delaware)[10]
NYL Equipment Issuance Trust 2014-2	(Delaware)[10]
Government Energy Savings Trust 2003-A (GEST)	(New York)[10]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[10]
NYLARC Holding Company Inc.	(Arizona)[9]
New York Life Agents Reinsurance Company	(Arizona)[9]
Samsung US Dynamic Asset Allocation Securities Feeder Investment Trust H (NYL: 49.1%)

[1]	Control is by virtue of NYLIC and subsidiaries being general partners.
[2]	NYL Cayman Holdings Ltd. owns 92%.
[3]	NYL Worldwide Capital Investment LLC owns 0.002%.
[4]	NYLIC owns 14.02%, NYLIAC owns 0.00%, and MacKay owns .97% for a total ownership of 14.42%.
[5]	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
[6]	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
[7]	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
[8]	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted..
[9]	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
[10]	Control is through financial interest, not ownership of voting interests.

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as

Underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust (formerly, MainStay VP Series Fund)

Private Advisors Alternative Strategies Fund

Private Advisors Alternative Strategies Master Fund

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and offices with Underwriter
Fisher, Stephen P.	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Frank M.	Manager, Senior Vice President and Chief Financial Officer
Hebron, Robert J.	Executive Vice President, AMN Executive Benefits and Retail Distribution
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Cruz, David	Senior Managing Director, Individual Annuities
Hung, Yie-Hsin	Senior Managing Director, Investments Boutique
Lawton, Drew E.	Senior Managing Director, Cornerstone Capital Management Institutional Sales
Mclnerney, Barbara J.	Senior Managing Director, Compliance
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Childress, Tod K.	Managing Director, Private Advisors Institutional Sales
Gomez, Mark A.	Managing Director and General Counsel
Henehan, Joseph J.	Managing Director, Retirement Plan Services
O’Gara, John J.	Managing Director, US Life and Agency Product Consulting
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Russman, Laurette	Managing Director, MacKay Shields Institutional Sales
Wagner, Robin M.	Managing Director and Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller and Chief Operating Officer
Bain, Karen A.	Vice President - Tax
Hansen, Marta	Director, Financial Operations Principal and Treasurer
Herrera, Rafaela M.	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Compliance, Anti-Money Laundering Officer, and Office of Foreign Assets Control Officer
Shively, George S.	Secretary
Hession, Michael	Assistant Secretary
Sharrier, Elizabeth	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation

NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.	MANAGEMENT SERVICES.

Not applicable.

ITEM 33.	FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Survivorship Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 12th day of April, 2016.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
David G. Bedard*	Director
Christopher O. Blunt*	Director
David Cruz*	Director
John T. Fleurant*	Director and Chief Financial Officer
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Frank M. Harte*	Director
Thomas A. Hendry*	Director
John Y. Kim*	Director
Theodore A. Mathas*	Chairman and President (Principal Executive Officer)
Amy Miller*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Susan A. Thrope*	Director
Matthew Wion*	Director

By:	/s/ Eric J. Lynn
Eric J. Lynn
Attorney-in-Fact
April 12, 2016

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(k)	Opinion and Consent of Thomas F. English, Esq.

(l)	Opinion and Consent of Ross McGregor, Actuary

(m)	Sample Calculation of Illustrations

(n)	Consent of PricewaterhouseCoopers LLP